    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 29, 1996

                                        SECURITIES ACT FILE NO. 33-
                                        INVESTMENT COMPANY ACT FILE NO. 811-5557
===============================================================================
                   U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ----------------
                                    FORM N-2
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933               [X]

                           PRE-EFFECTIVE AMENDMENT NO.              [ ]

                          POST-EFFECTIVE AMENDMENT NO.              [ ]

                                     AND/OR

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940           [X]
                                AMENDMENT NO. 13                    [X]
                        (CHECK APPROPRIATE BOX OR BOXES)
                                ----------------
                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                 60 State Street, Boston, Massachusetts 02109
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, including Area Code: (617) 742-3800
                               ----------------
                     RICHARD E. OMOHUNDRO, JR., PRESIDENT
                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                 60 STATE STREET, BOSTON, MASSACHUSETTS 02109
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)
                               ----------------
                               With copies to:
                           LAURENCE E. CRANCH, ESQ.
                            G. DAVID BRINTON, ESQ.
                                ROGERS & WELLS
                  200 PARK AVENUE, NEW YORK, NEW YORK 10166
                                ----------------
                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
      As soon as practicable after the effective date of this Registration
                                  Statement.

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

                 CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
=================================================================================================
                                                 PROPOSED        PROPOSED
                                                  MAXIMUM         MAXIMUM
 TITLE OF SECURITIES            AMOUNT BEING  OFFERING PRICE     AGGREGATE        AMOUNT OF
 BEING REGISTERED                REGISTERED      PER SHARE     OFFERING PRICE  REGISTRATION FEE
-------------------------------------------------------------------------------------------------
Common Stock, $.01 Par Value  8,450,000 shares   $3.9375(1)    $33,271,875(1)   $11,474.00(2)
=================================================================================================


(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933. Based on the average of the high and low sales prices reported on the New York Stock Exchange on March 26, 1996.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
===============================================================================

                                PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                                                 FORM N-2
                                           CROSS-REFERENCE SHEET
                                     PARTS A AND B OF THE PROSPECTUS*

       ITEMS IN PARTS A AND B OF FORM N-2                         LOCATION IN PROSPECTUS
       ----------------------------------                         ----------------------
 1.  Outside Front Cover ........................  Outside Front Cover Page of Prospectus
 2.  Inside Front and Outside Back Cover Page ...  Inside Front and Outside Back Cover Page of Prospectus
 3.  Fee Table and Synopsis .....................  Fee Table; Prospectus Summary
 4.  Financial Highlights .......................  Financial Information Summary; Financial Highlights
 5.  Plan of Distribution .......................  Outside Front Cover Page of Prospectus; Prospectus
                                                     Summary; The Offer
 6.  Selling Stockholders .......................  Not Applicable
 7.  Use of Proceeds ............................  Use of Proceeds; Investment Policies and Limitations
 8.  General Description of the Registrant ......  Outside Front Cover Page of Prospectus; Prospectus
                                                     Summary; The Fund; Investment Policies and
                                                     Limitations; Risk Factors and Special
                                                     Considerations; Financial Information Summary;
                                                     Description of Capital Stock; Surety Arrangement
                                                     for Preferred Shares; Description of Notes
 9.  Management .................................  Prospectus Summary; Investment Adviser; Directors
                                                     and Officers; Portfolio Trading; Description of
                                                     Capital Stock; Surety Arrangement for Preferred
                                                     Shares; Description of Notes; Custodian, Transfer
                                                     Agent, Dividend Disbursing Agent, Paying Agents
                                                     and Registrars
10.  Capital Stock, Long-Term Debt, and Other      Description of Capital Stock; Surety Arrangement for
     Securities .................................    Preferred Shares; Description of Notes; Federal
                                                     Taxation; Investment Policies and Limitations;
                                                     Dividends and Distributions; Dividend Reinvestment
                                                     Plan; Financial Highights
                                                   Not Applicable
12.  Legal Proceedings ..........................  Not Applicable
13.  Table of Contents of the Statement of
     Additional Information .....................  Not Applicable
14.  Cover Page .................................  Not Applicable
15.  Table of Contents ..........................  Not Applicable
16.  General Information and History ............  Prospectus Summary; The Fund
17.  Investment Objective and Policies ..........  Prospectus Summary; Investment Policies and
                                                     Limitations; Portfolio Trading
18.  Management .................................  Prospectus Summary; Investment Adviser; Directors
                                                     and Officers
19.  Control Persons and Principal Holders of
     Securities .................................  Directors and Officers
                                                   Prospectus Summary; Investment Adviser; Custodian,
                                                     Transfer Agent, Dividend Disbursing Agent, Paying
                                                     Agents and Registrars; Experts
                                                   Portfolio Trading
22.  Tax Status .................................  Federal Taxation
23.  Financial Statements .......................  Financial Statements

     ----------
     *Pursuant to Part B: Statement of Additional Information, all information required to be set forth in Part B has been included in Part A.

          Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

                  SUBJECT TO COMPLETION DATED MARCH 29, 1996
                                8,450,000 SHARES
                  PROSPECT STREET(R) HIGH INCOME PORTFOLIO INC.
                                  COMMON STOCK

    Prospect Street(R) High Income Portfolio Inc. (the "Fund") is issuing to its shareholders of record ("Record Date Shareholders") as of the close of business on May , 1996 transferable rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 8,450,000 shares (the "Shares") of the Fund's Common Stock, par value $0.01 per share (the "Offer"). Each such Record Date Shareholder is being issued one Right for each three shares of Common Stock owned on the Record Date and the Rights entitle Record Date Shareholders, and other holders of Rights acquired during the Subscription Period (as defined herein), to acquire one share of Common Stock for each Right held. In addition the Rights entitle each Record Date Shareholder, and secondarily, holders of Rights acquired during the Subscription Period, to subscribe, subject to certain limitations and subject to allotment, for any Shares not acquired by exercise of primary subscription Rights. The Rights are transferable, and the Rights and the Shares will be listed for trading on the New York Stock Exchange (the "Exchange"). The Shares are listed on the Exchange under the symbol "PHY." See "The Offer." Record Date Shareholders, where the context requires, shall also include beneficial owners whose Shares are held of record by Cede & Co. ("Cede"), nominee for The Depository Trust Company ("DTC"), or by any other depository or nominee.
                                            (text continued on following page)

    The subscription price per share (the "Subscription Price") will be the greater of (i) the net asset value per share as of the close of business on the
Expiration Date (as defined below) or (ii) $         .

    The offer will expire at 5:00 p.m., New York time on June , 1996 unless extended as described herein (the "Expiration Date").

    The Fund is a diversified, closed-end management investment company with a leveraged capital structure. At the date hereof, the Fund is considering various refinancing alternatives with respect to its leverage. Additionally, following the completion of the Offer, it is the intention of the Fund, subject to market conditions, to add incremental leverage (to the extent permitted under the Investment Company Act of 1940, as amended) such that the percentage of the Fund's assets representing leverage is approximately the same as it was prior to the Offer. See "The Fund" and "Risk Factors and Special Considerations -- Risk of Leverage. The Fund's investment objective is to provide high current income, while seeking to preserve shareholders" capital, through investment in a professionally managed, diversified portfolio of "high-yield," high risk securities (commonly referred to as "junk bonds"). INVESTMENTS IN HIGH-YIELD, HIGH RISK SECURITIES ENTAIL RISKS THAT ARE DIFFERENT AND MORE PRONOUNCED THAN THOSE INVOLVED IN HIGHER-RATED SECURITIES. AN INVESTMENT IN THE FUND IS NOT APPROPRIATE FOR ALL INVESTORS, AND NO ASSURANCE CAN BE GIVEN THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS." Prospect Street(R) Investment Management Co., Inc. (the "Investment Adviser") has served as the Fund's investment adviser since the Fund's inception in 1988.

    Because the amounts received by the Fund with respect to the Subscription Price per Share (after payment of soliciting fees and other expenses of the Offer) are likely to be less than the net asset value per share of the Fund's Common Stock and because the number of shares outstanding after the Offer is likely to increase in a greater percentage than the increase in the size of the Fund's assets, the Offer is likely to result in a dilution of the aggregate net asset value of the shares owned by Record Date Shareholders who do not fully exercise their Rights. In addition, as a result of the terms of the Offer, Record Date Shareholders who do not fully exercise their rights should expect that they will, upon the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. See "Risk Factors and Special Considerations -- Dilution" and "The Offer -- Terms of the Offer."
                             --------------------
          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
  HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

===========================================================================================================
                         ESTIMATED                SALES LOAD(2)(3)              PROCEEDS TO FUND(2)(4)
                      SUBSCRIPTION PRICE(1)     MINIMUM        MAXIMUM          MINIMUM        MAXIMUM
-----------------------------------------------------------------------------------------------------------
Per Share ...........   $                       $              $                $              $
-----------------------------------------------------------------------------------------------------------
Total................   $                       $              $                $              $
-----------------------------------------------------------------------------------------------------------
                                                                              (footnotes on following page)

                             --------------------
THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND TO RETAIN IT FOR FUTURE REFERENCE.
                             --------------------
                 The date of this Prospectus is May   , 1996.

[Red Herring Legend]
Information contained herein is subject to completion or amendment. A Registration Statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

(text continued from cover page)
     All questions and inquiries relating to the Offer should be directed to the Information Agent, Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586, toll-free at (800) 242- 4410. The Fund's address is 60 State Street, Boston, Massachusetts 02109, and its telephone number is (617) 742-3800.

     The Fund announced its intention to make the Offer after the close of trading on the Exchange on March , 1996. The net asset value per share of Common Stock at the close of business on March , 1996 and on May , 1996 was $ and $ , respectively, and the last reported sale price of a share of the Fund's Common Stock on the Exchange on those dates was $ and $ , respectively.

     Record Date Shareholders holding a number of shares of Common Stock that is not an integral multiple of three will receive one additional Right. In the case of shares held of record by Cede, the nominee for DTC, or any other depository or nominee, additional Rights to be received by beneficial owners for whom Cede or any other depository or nominee is the holder of record will be issued to Cede or such other depository or nominee, only if Cede or such other depository or nominee provides to the Fund on or before the close of business on June , 1996 written representation of the number of additional Rights required for such issuance.
                               --------------------
(footnotes from cover page)
(1)  Estimated on the basis of the net asset value per share on May   , 1996.

(2) In connection with the Offer, First Albany Corporation (the "Dealer Manager") or other broker-dealers soliciting the exercise of Rights will receive directly from the Fund soliciting fees equal to 2.00% of the Subscription Price per Share with respect to Shares purchased by Record Date Shareholders, and 3.75%of the Subscription Price per Share with respect to Shares purchased by other holders of Rights (excluding Record Date Shareholders), in each case where the exercise was solicited by the Dealer Manager or such other soliciting broker-dealer, as the case may be. The minimum amounts of Dealer Manager and Soliciting Fees and the maximum amounts of Proceeds to Fund are based on the assumption that all of the Shares sold will be purchased by the Record Date Shareholders where the purchases were solicited by the Dealer Manager or another soliciting broker-dealer, and the maximum amounts of Dealer Manager and Soliciting Fees and minimum amounts of Proceeds to Fund are based on the assumption that all of the Shares will be purchased by other holders of Rights where the purchases were so solicited. The Fund cannot predict what portion of any Shares sold will be purchased by Record Date Shareholders as compared to other holders of Rights or what portion of the purchases will be solicited by participating broker-dealers.

(3) The Fund has agreed to pay the Dealer Manager a fee for financial advisory services in connection with the Offer equal to $150,000, and has agreed to indemnify the Dealer Manager against certain liabilities under the U.S. Securities Act of 1933, as amended.

(4)  Before deduction of offering expenses incurred by the Fund, estimated at
     $            , including up to $40,000 payable to the Dealer Manager as reimbursement for its expenses.

                               PROSPECTUS SUMMARY

     The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

THE OFFER
    Prospect Street High Income Portfolio Inc. (the "Fund") is issuing to its shareholders of record ("Record Date Shareholders") as of the close of business on May , 1996 (the "Record Date") transferable rights ("Rights") to subscribe for an aggregate of 8,450,000 shares of Common Stock (sometimes referred to herein as the "Shares") of the Fund. Each such Record Date Shareholder is being issued one Right for each three shares of Common Stock owned on the Record Date. No fractional Rights will be issued. Record Date Shareholders, where the context requires, shall also include beneficial owners whose shares are held of record by Cede & Co. ("Cede"), nominee for The Depository Trust Company ("DTC") or by any other depository or nominee. The Rights entitle the Record Date Shareholder to acquire at the Subscription Price (as hereinafter defined) one Share for each Right held. Record Date Shareholders holding a number of shares of Common Stock that is not an integral multiple of three will receive one additional Right. In the case of shares held of record by Cede or any other depository or nominee, additional Rights to be received by beneficial owners for whom Cede or any other depository or nominee is the holder of record will be issued to Cede or such other depository or nominee, only if Cede or such other depository or nominee provides to the Fund on or before the close of business on June , 1996 written representation of the number of Rights required for such issuance. The Subscription Period commences on the date of this Prospectus and ends at 5:00 p.m., New York time, on June , 1996 unless extended by the Fund until 5:00 p.m., New York time, on July , 1996 (the "Expiration Date"). See "Expiration of Offer." The Rights are evidenced by subscription certificates ("Subscription Certificates") which will be mailed to Record Date Shareholders (except as discussed below under "Foreign Restrictions").

    A Record Date Shareholder's right to acquire during the Subscription Period at the Subscription Price one Share for each Right held is hereinafter referred to as the "Primary Subscription." Holders of Rights who are not Record Date Shareholders ("Rights Holders") may also purchase Shares in the Primary Subscription. All Rights may be exercised immediately upon receipt and until 5:00 p.m., New York time, on the Expiration Date. (Record Date Shareholders and Rights Holders purchasing Shares in the Primary Subscription including those who purchase Shares pursuant to the Over-Subscription Privilege are hereinafter referred to as "Exercising Rights Holders.")

    The first regular monthly dividend to be paid on shares of Common Stock acquired upon exercise of Rights will be the first monthly dividend, the record date for which occurs after the issuance of such shares following the Expiration Date. It is the Fund's present policy to pay dividends on the last business day of each month to shareholders of record seven days prior to the payment date. Assuming the Subscription Period is not extended beyond June , 1996, it is expected that the first dividend received by shareholders acquiring shares in this rights offering will be paid on the last business day of July 1996.

    At the date hereof, the Fund is considering various refinancing alternatives with respect to its leverage. Additionally, following the completion of the Offer, it is the intention of the Fund, subject to market conditions, to add incremental leverage (to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act")) such that the percentage of the Fund's assets representing leverage is approximately the same as it was prior to the Offer.

    The Fund completed transferable rights offerings on March 4, 1993 and November 23, 1993 which permitted shareholders to acquire, at a subscription price of $3.80 and $3.60, respectively, one new share for each three rights held as of the record date of such rights offerings. All of the rights issued by the Fund pursuant to the rights offerings were exercised and, as a result, 4,625,000 new shares of Common Stock were issued in March 1993 with net proceeds to the Fund of approximately $16.7 million and 6,210,000 new shares of Common Stock were issued in December 1993 with net proceeds to the Fund of approximately $21.3 million. All of the net proceeds from the exercise of the rights issued pursuant to the prior rights offerings have been invested in new securities in accordance with the Fund's investment objective.

OVER-SUBSCRIPTION PRIVILEGE
    Any Record Date Shareholder who fully exercises all Rights issued to him is entitled to subscribe for Shares which were not otherwise subscribed for by others by Primary Subscription (the "Primary Over-Subscription Privilege"). In addition, any Rights Holder who exercises Rights is entitled to subscribe for Shares which are not otherwise subscribed for in the Primary Subscription or pursuant to the Primary Over-Subscription Privilege (the "Secondary Over-Subscription Privilege", which, together with the Primary Over-Subscription Privilege is referred to herein as the "Over-Subscription Privilege"). Shares acquired pursuant to the Over-Subscription Privilege are subject to allocation and proration, which is more fully discussed under "The Offer -- Over-Subscription Privilege."

SUBSCRIPTION PRICE
    The Subscription Price per Share ("Subscription Price") will be the greater of (i) the net asset value per share as of the close of business on the Expiration Date or (ii) $ .

EXERCISING RIGHTS
    Rights will be evidenced by Subscription Certificates (see Appendix A) and may be exercised by completing a Subscription Certificate and delivering it, together with payment, either by means of a Notice of Guaranteed Delivery or a check to Boston EquiServe, Inc., c/o State Street Bank and Trust Company, Corporate Reorganization, Two Heritage Drive, 4th Floor, North Quincy, Massachusetts 02171 (the "Subscription Agent"). Checks sent in payment must actually clear by 5:00 p.m., New York time, on the Expiration Date in order for Rights to be exercised. Exercising Rights Holders will not know the Subscription Price for Shares being acquired, at the time of exercise, and will be required initially to pay for such Shares at the estimated Subscription Price (the "Estimated Subscription Price") of $ (approximately the net asset value per share on May , 1996. Exercising Rights Holders will have no right to rescind a purchase after the Subscription Agent has received payment. See "The Offer -- Exercise of Rights" and "The Offer -- Payment for Shares."

SOLICITING FEES
    The Fund has agreed to pay directly to each broker-dealer, including the Dealer Manager, who solicits the exercise of Rights a fee equal to 2.00% of the Subscription Price per Share with respect to Shares purchased by Record Date Shareholders, and 3.75% of the Subscription Price per Share with respect to Shares purchased by other holders of Rights (excluding Record Date Shareholders), in each case where the exercise was solicited by such soliciting broker-dealer. Soliciting Fees will not be paid with respect to the exercise of Rights by or for the account of the Dealer Manager or broker-dealers participating in the solicitation. See "The Offer -- Distribution Arrangements."

SALE OF RIGHTS
    The Rights are transferable until the Expiration Date. The Rights and the Shares will be listed for trading on the New York Stock Exchange (the "Exchange"). Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the Exchange may be conducted until the close of trading on the last Business Day (as defined below) prior to the Expiration Date. The Fund expects that a market for the Rights will develop and that the value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale by the Dealer Manager. Any Rights to be submitted by the Subscription Agent to the Dealer Manager for sale must be received by the Subscription Agent on or before June , 1996 (or if the Offer is extended, until two business days prior to the Expiration Date), due to normal settlement procedures. Trading of the Rights on the Exchange will be conducted on a when issued basis on June , 1996 and June , 1996, and thereafter on a regular way basis until and including the last Exchange trading day prior to the Expiration Date. If the Subscription Agent receives Rights for sale in a timely manner, the Dealer Manager will use its best efforts to sell the Rights on the Exchange. No brokerage commissions will be charged to holders of less than 100 Rights or to beneficial owners of less than 100 Rights held on their behalf by Qualified Financial Institutions (as defined below), who elect to direct the Subscription Agent to sell such Rights, in whole but not in part. For purposes of this Prospectus, "Qualified Financial Institution" shall mean any registered broker-dealer, commercial bank or trust company, securities depository or participant therein, or nominee thereof. Any commission on sales of 100 Rights or more will be paid by the selling Rights holders. Neither the Fund, the Subscription Agent nor the Dealer Manager will be responsible if Rights cannot be sold and none of them has guaranteed any minimum sale price for the Rights. For purposes of this Prospectus, a "Business Day" shall mean any day on which trading is conducted on the Exchange.

    Record Date Shareholders are urged to obtain a recent trading price for the Rights on the Exchange from their broker, bank, financial adviser, or the financial press. Exercising Rights Holders' inquiries should be directed to the Information Agent. See "Information Agent" below.

FOREIGN RESTRICTIONS
    Subscription Certificates will not be mailed to Record Date Shareholders whose record addresses are outside the United States (the term "United States" includes the District of Columbia and the territories and possessions of the United States) ("Foreign Record Date Shareholders"). The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders' accounts until instructions are received to exercise, sell or transfer the Rights. If no instructions have been received by 12:00 Noon, New York time, three Business Days prior to the Expiration Date, the Rights of those Foreign Record Date Shareholders will be transferred by the Subscription Agent to the Dealer Manager who will use its best efforts to sell the Rights on the Exchange. The net proceeds, if any, from the sale of those Rights by the Dealer Manager will be remitted to the Foreign Record Date Shareholders.

PURPOSE OF THE OFFER
    The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take advantage of available investment opportunities. In approving the rights offering, the Board of Directors of the Fund considered, among other things, the benefits to shareholders resulting from prior rights offerings by the Fund, the current yield to shareholders and the impact that a rights offering would have on such yield and the benefits and drawbacks of conducting a transferable versus non-transferable rights offering. Additionally, the Board of Directors believes that increasing the size of the Fund would also result in lowering the Fund's expenses as a proportion of average net assets, to the extent that such expenses are not calculated with reference to the amount of its assets. Further, the Offer seeks to reward the Fund's shareholders by giving them the right to purchase additional shares at a price that may be below the market value of the shares without incurring any direct transaction costs. The distribution to shareholders of transferable Rights which themselves may have a realizable value will also afford non-participating shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as compensation for the possible dilution of their interest in the Fund.

USE OF PROCEEDS
    Based on the Estimated Subscription Price of $ per Share, the net proceeds of the Offer, assuming all Shares offered hereby are sold and the maximum Dealer Manager and soliciting fees are paid, are estimated to be approximately $ , after deducting offering expenses payable by the Fund estimated at approximately
$   . The Investment Adviser anticipates, based upon current market conditions, that investment of such proceeds in accordance with the Fund's investment objective and policies will take up to thirty days from their receipt by the Fund, depending on market conditions and the availability of appropriate securities for purchase, but in no event will such investment take longer than six months. Pending such investment in accordance with the Fund's investment objective and policies, the proceeds will be held in U.S. Government securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other high-quality short-term money market instruments.

INFORMATION AGENT

                       Information Agent for the Offer is:
                     Corporate Investor Communications, Inc.
                                111 Commerce Road
                        Carlstadt, New Jersey 07072-2586
                            Toll Free: (800) 242-4410

                           IMPORTANT DATES TO REMEMBER

  EVENT                                                         DATE
  -----                                                         ----

  RECORD DATE                                             MAY   , 1996
  SUBSCRIPTION PERIOD                                     MAY   , 1996 TO
                                                          JUNE   , 1996
                                                          (UNLESS EXTENDED)
  EXPIRATION DATE                                         JUNE   , 1996
  PAYMENT FOR SHARES AND NOTICES OF
    GUARANTEED DELIVERY DUE                               JUNE   , 1996
  DELIVERY OF SUBSCRIPTION CERTIFICATES TO SUBSCRIPTION
    AGENT PURSUANT TO NOTICE OF GUARANTEED DELIVERY       JUNE   , 1996
  CONFIRMATION DATE                                       JULY   , 1996

INFORMATION REGARDING THE FUND
    The Fund has been engaged in business as a diversified, closed-end management investment company since 1988. The Fund's investment objective is to provide high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield," high risk securities (commonly referred to as "junk bonds"). The Fund seeks to achieve its objective of preserving shareholder's capital through careful selection of the Fund's "high-yield," high risk investments, portfolio diversification, and portfolio monitoring and repositioning. However, in the severe adverse interest rate and economic environment of 1989 and 1990 the Fund suffered a substantial decline in its net asset value and thus failed to meet that objective during that period. Given the nature of the Fund's investments and its leverage, it may be extremely difficult to achieve this objective on a consistent basis in the future. See "Investment Policies and Limitations."

    The Fund invests primarily in fixed-income securities rated in the lower categories by established rating agencies (consisting principally of fixed-income securities rated "BB" or lower by Standard & Poor's Corporation ("S&P") and "Ba" or lower by Moody's Investors Service, Inc. ("Moody's," and together with S&P, the "Rating Agencies")), or nonrated fixed-income securities deemed by the Investment Adviser to be of comparable quality. Such securities are regarded by the Rating Agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In addition to investing in "high-yield," high risk securities, the Fund may engage in certain options activities, the lending of portfolio securities, and the use of futures contracts and options thereon, reverse repurchase agreements and repurchase agreements. See "Investment Policies and Limitations -- Investment Restrictions." Lower rated and nonrated securities are subject to a greater degree of risk than higher rated securities. See "Risk Factors and Special Considerations."

    Concurrent with the Fund's initial public offering of 13,000,000 shares of its Common Stock (the "Common Stock") in November 1988, the Fund issued $50,000,000 aggregate principal amount of Senior Extendible Notes (the "Senior Extendible Notes"), and 300 shares of Taxable Auction Rate Preferred Stock(R), no par value per share, liquidation preference $100,000 per share ("Preferred Shares"). During the fiscal years ended October 31, 1990 and 1991 the Fund repurchased $45,000,000 of its Senior Extendible Notes. In July 1993, the Fund repurchased the remaining $5,000,000 of Senior Extendible Notes then outstanding, and thereafter issued, in a private placement, $20,000,000 of new Senior Notes payable December 1, 1998 (the "Notes"), and redeemed 100 Preferred Shares, leaving 200 Preferred Shares outstanding. The Fund's investments are subject to diversification, liquidity and related investment guidelines (i) established in connection with the issuance of the Notes and the Fund's receipt from Fitch Investors Service, Inc. of a rating of "Aaa" for the Notes (the "Notes Investment Guidelines") and (ii) agreed upon by the Fund and Financial Security Assurance Inc. ("Financial Security") in connection with the issuance of the Surety Bond (as defined herein) with respect to Scheduled Payments (as defined herein) on the Preferred Shares (the "Surety Investment Guidelines" and, together with the Notes Investment Guidelines, the "Investment Guidelines"). See "Investment Policies and Limitations -- Investment Guidelines." Fitch Investors Service, Inc. issued a rating of "Aaa" for the Notes because the Fund's portfolio, although consisting principally of lower rated securities, is managed in accordance with the Notes Investment Guidelines which are designed to ensure that assets underlying the Notes will be sufficiently diversified and will be of sufficient credit quality and amount to justify an investment grade rating of "Aaa". As a result of the issuance of the Surety Bond pursuant to an insurance agreement with Financial Security (the "Surety Arrangement"), the Fund receives ratings from the Rating Agencies of "AAA"/"Aaa" for the Preferred Shares. See "Description of Notes -- Asset Maintenance" and "Surety Arrangement for Preferred Shares --Insurance Agreement."

    The Fund's outstanding Common Stock, par value $0.01 per share, is listed and traded on the Exchange. The average weekly trading volumes of the Fund's shares on the Exchange for the Fund's fiscal years ended October 31, 1994 and 1995, and for the three month period ended January 31, 1996 were 365,703 shares, 207,673 shares and 214,526 shares, respectively. As of March 1, 1996, the Fund had 25,287,767 shares of Common Stock outstanding and net assets applicable to Common Stock of approximately $94.8 million. The Fund's Preferred Shares and Notes are not traded on any stock exchange.

INFORMATION REGARDING THE INVESTMENT ADVISER
    Prospect Street(R) Investment Management Co., Inc. (the "Investment Adviser"), of Boston, Massachusetts, registered under the U.S. Investment Advisers Act of 1940, has served as investment adviser to the Fund since its inception. The Investment Adviser was organized in June 1988 to provide institutional clients with investment management services.

    Richard E. Omohundro, Jr., President of the Investment Adviser, served as a "high-yield" specialist and Co-Manager of the High-yield Bond Group of Merrill Lynch Capital Markets ("Merrill Lynch") from 1978 through 1987. During that period, the High-yield Group raised approximately $13.6 billion in new "high-yield" securities through 107 issues and provided one of the largest secondary trading markets for "high-yield" securities. Mr. Omohundro provides general advisory assistance to, analyzes certain policy considerations with, and consults on a regular basis with, the Fund's portfolio manager. John A. Frabotta, Vice President of the Investment Adviser, performed various research, structuring and pricing functions involving "high-yield" securities as a Vice President of Merrill Lynch. Mr. Frabotta serves as the portfolio manager of the Fund (since September, 1990) and has over 20 years of experience working with "high-yield", fixed income instruments.

    The principals of the Investment Adviser are also involved in the management of two other funds: Prospect Street(R) Senior Loan Portfolio, L.P. and Prospect International Portfolio. Prospect Street(R) Senior Loan Portfolio, L.P. is a $118 million portfolio investing in assignments of or participations in U.S. senior floating rate bank loans made primarily in connection with leveraged acquisitions and financings. These bank loan interests are acquired in the syndication phase and in the secondary market. Prospect International Portfolio is an offshore, closed-end fund investing in U.S. Government securities.

    The Fund pays the Investment Adviser a monthly fee at the annual rate of 0.65% of the Fund's average weekly value of the total assets less accrued liabilities (excluding the principal amount of the notes and the liquidation preference of the preferred stock and including accrued and unpaid dividends on the preferred stock) up to and including $175,000,000 of such net assets, 0.55% on the next $50,000,000 of such net assets and 0.50% of the excess of such net assets over $225,000,000. Since the Investment Adviser's fee is based on the average weekly net assets of the Fund, the Investment Adviser will benefit from an increase in the Fund's assets resulting from the Offer. However, for a period of one-year commencing on the Expiration Date, the Investment Adviser will waive its advisory fee with respect to any increase in the Fund's net assets resulting from the exercise of any Rights pursuant to the Offer in order to mitigate the impact of the offering expenses of this Offer on the Fund and its shareholders. See "The Investment Adviser." In addition, three of the Fund's seven Directors are "interested persons" (as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act")), of the Fund who could benefit indirectly from the Offer because of such Directors' affiliations with the Investment Adviser. See "The Investment Adviser."

RISK FACTORS AND SPECIAL CONSIDERATIONS
    The following summarizes certain matters that should be considered, among others, in connection with the Offer.

    Dilution. An immediate dilution of the aggregate net asset value of the shares of Common Stock owned by Record Date Shareholders who do not fully exercise their Rights is likely to be experienced as a result of the Offer because the amounts received by the Fund with respect to the Subscription Price (after payment of soliciting fees and other expenses of the Offer) are likely to be less than the Fund's net asset value per share and because the number of shares outstanding after the Offer is likely to increase in a greater percentage than the increase in the size of the Fund's assets. As a result, Record Date Shareholders are likely to experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their Rights. In addition, Record Date Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Although it is not possible to state precisely the amount of such a decrease in net asset value per share (and in the case of Record Date Shareholders who do not fully exercise their Rights, in the aggregate net asset value of their shares), because it is not known at this time what the Subscription Price will be, what the net asset value per share will be on the Expiration Date or what proportion of the Shares will be subscribed for, such dilution could be substantial. For example, assuming (i) that all Rights are exercised by Record Date Shareholders and the purchases of Shares upon the exercise of such Rights are solicited by the Dealer Manager or a broker dealer, as the case may be and
(ii) that the Subscription Price is $ per share which is the Fund's net asset value per share, the Fund's net asset value per share (after payment of the Dealer Manager and soliciting fees and estimated offering expenses) would be reduced by approximately $ per share or %. Assuming (i) that all Rights are exercised by other holders of Rights and the purchases of Shares upon the exercise of such Rights are solicited by the Dealer Manager or a broker-dealer, as the case may be and (ii) that the Subscription Price is $ per share which is the Fund's net asset value per share, the Fund's net asset value per share (after payment of the Dealer Manager and soliciting fees and estimated offering expenses) would be reduced by approximately $ per share or %. The Fund cannot predict what portion of any Shares sold will be purchased by Record Date Shareholders as compared to other holders of Rights or what portion of the purchases will be solicited by participating broker-dealers. The distribution to shareholders of transferable Rights, which themselves may have realizable value, will afford nonparticipating shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as compensation for the possible dilution of their interest in the Fund.

    Risk of "Leverage". Leverage creates the opportunity for greater total returns, but at the same time involves certain risks. Any investment income or gains earned from the capital contributed by the purchasers of the Notes and the Preferred Shares which is in excess of interest and dividends due thereon will cause the value of the dividends, if any, on the Common Stock to rise more quickly than would otherwise be the case. Conversely, if the investment performance of the capital contributed by the purchasers of the Notes and the Preferred Shares fails to cover the interest and dividends on such capital, the value of the Common Stock may decrease more quickly than would otherwise be the case and dividends thereon will be reduced or eliminated. This is the speculative effect of leverage. During the sharp "high-yield" market decline of 1989 and 1990, the Fund's leverage contributed to a sharp decline in the net asset value of the Common Stock. In order to remain in compliance with the 200% asset coverage ratio required by the 1940 Act, the Fund was required to repurchase $45.0 million of the $50.0 million of outstanding Senior Extendible Notes. Also, to maintain compliance with the Fund's Surety Investment Guidelines the Fund was required to sell "high-yield" assets. The selling of "high-yield" assets below their original cost and the retirement of $45.0 million of the Fund's Senior Extendible Notes during the fiscal years ended October 31, 1990 and 1991, resulted in a reduction of the Fund's total assets and caused the Fund to realize substantial capital losses. The Surety Investment Guidelines and the asset coverage ratio requirements combined to delay the Fund's reinvestment of cash into "high-yield" securities as the market improved. The Fund's use of leverage is currently benefiting the holders of Common Stock as the average cost of funds (pursuant to its Preferred Share and Notes obligations) was approximately 5.97% as of March 15, 1996 while the "high-yield" market currently offers interest income at annualized rates of approximately 9.5% to 11.0%.

    The Fund may, if market conditions are appropriate, increase its level of debt or other senior securities or refinance the Fund's current level of debt or other senior securities in order to maintain or increase the level of leverage that exists prior to this offering. At the date hereof, the Fund is considering various refinancing alternatives with respect to its leverage. Additionally, following the completion of the Offer, it is the intention of the Fund, subject to market conditions, to add incremental leverage (to the extent permitted under the 1940 Act) such that the percentage of the Fund's assets representing leverage is approximately the same as it was prior to the Offer.

    Because the Notes and the Preferred Shares are senior to the Common Stock, an investment in these securities is subject to a lesser degree of risk than an investment in the Common Stock. In any liquidation of the Fund, first the Notes, as Fund indebtedness, and next the Preferred Shares, as a senior class of stock, would have to be paid in full before any payments would be made with respect to the Common Stock. In addition, the risk of adverse changes in net asset value is increased by the Fund's leveraged structure. See "Risk Factors and Special Considerations."

    Discount From Net Asset Value. Shares of closed-end funds frequently trade at a market price which is less than the value of the net assets attributable thereto. The possibility that shares of the Fund will trade at a discount from net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. It should be noted, however, that in some cases, shares of closed-end funds trade at a premium to net asset value. The Fund's shares have traded in the market above, at, and below net asset value since the commencement of the Fund's operations. See "Trading and Net Asset Value Information." In addition, the net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed-income securities, the net asset value of the shares of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline.

    High-Yield, High-Risk Investments. Fixed-income securities offering the high current income sought by the Fund will ordinarily be in the lower rating categories of recognized rating agencies or will be nonrated. These fixed-income securities are regarded by the Rating Agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. The values of such securities tend to reflect individual corporate developments to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates, and such securities are frequently subordinated to the prior payment of senior indebtedness. In addition, the trading market for "high-yield," high risk securities is generally less liquid than the market for higher rated securities. As of March 15, 1996, approximately 99.71% of the Fund's total assets was invested in fixed-income securities regarded by the Rating Agencies as below investment grade (that is rated Ba1 or lower by Moody's or BB+ or lower by S&P).

    In the severe adverse interest rate and economic environment of 1989 and 1990 the Fund suffered a substantial decline in its net asset value. In 1988, when the Fund commenced operations, "high-yield" securities traded at yields approximately 500 to 550 basis points higher than comparable U.S. Treasury securities. In 1990, this spread widened to approximately 1250 basis points resulting in substantial price declines in the corporate "high-yield" bond market. During the fiscal years ended October 31, 1990 and 1991, the Fund was obligated to repay $45.0 million of the Senior Extendible Notes, which required the liquidation of investments that were selling at prices substantially below their original purchase prices resulting in the realization of substantial capital losses. Also during 1989 and 1990, the level of "high-yield" debt security defaults increased as many issuers were unable to obtain funds through financial intermediaries or the public "high-yield" market. The effect of these developments on the Fund was a substantial decline in the Fund's net asset value and a substantial reduction in the Fund's monthly dividend. Also, the forced liquidation of a substantial portion of the Fund's portfolio in order to repay the Senior Extendible Notes resulted in the realization of substantial capital losses, and this severely limited the ability of the Fund to return to its original net asset value as the "high-yield" market improved. The "high-yield" market decline reversed in the fourth quarter of 1990 and by mid year 1991, after reinvesting a substantial amount of its cash, the Fund's net asset value had improved substantially but to a level far less than the net asset value at the time the Fund commenced operations.

     New issue activity of "high-yield" debt securities was low in 1991, by historical standards, totaling $10.1 billion with "high-yield" debt retirements totaling $26.0 billion. Net new issue activity of "high-yield" debt securities totaled $11.4 billion, $46.1 billion, $22.2 billion and $26.7 billion for the calendar years 1992, 1993, 1994 and 1995, respectively. Net new issue activity of "high-yield" debt securities for the two month period ended February 29, 1996 was $10.8 billion. The statistical information with respect to new issue activity is based upon information the Fund obtained from the CS First Boston High Yield Handbook. The spread between the yield on U.S. Treasury securities and the high-yield market has fluctuated between 400 and 600 basis points (4.0% to 6.0%) during the 1992 to 1995 period, which is more in line with the historical spread relationship.

     Since 1978, the historical weighted default rate on "high-yield" debt securities has been 2.2%. The default rates on "high-yield" debt securities for the calendar years 1990, 1991, 1992, 1993, 1994 and 1995 were 7.98%, 9.33%,
2.89%, 0.96%, 0.44% and 2.24%, respectively. The default rate on "high-yield" debt securities for the two month period ended February 29, 1996 was 0.15%. The defaulted amount of "high-yield" debt securities was $18.1 billion in 1990, $20.7 billion in 1991, $6.5 billion in 1992, $24.0 billion in 1993, $1.3 billion in 1994 and $6.6 billion in 1995. The defaulted amount on "high-yield" debt securities for the two month period ended February 29, 1996 was $435 million. The statistical information with respect to historical default rates and amounts is based on information the Fund obtained from the CS First Boston High Yield Handbook.

    For a more detailed discussion of the risks and special considerations with respect to "high-yield," high risk securities, see "Risk Factors and Special Considerations -- High-Yield, High Risk Investments."

    Other Matters. There are additional matters which should be considered in connection with the Offer including provisions of the Fund's Articles of Incorporation, as amended (the "Articles of Incorporation") which may grant certain special voting rights to holders of the Preferred Shares, limitations on the ability of the Fund to declare dividends or other distributions contained in the 1940 Act and in the Note Purchase Agreement (as defined herein) governing the Notes, and the possible conversion of the Fund to an open-end investment company. See "Risk Factors and Special Considerations" and "Share Repurchases; Conversion to Open-End Status."

    Investors should carefully consider their ability to assume the foregoing risks before making an investment in the Fund. An investment in shares of the Fund is not appropriate for all investors. See "Risk Factors and Special Considerations."

                                       FEE TABLE

Shareholder Transaction Expenses:
Sales Load (as a percentage of offering price)(1)(2) .......................................       3.75%
                                                                                                   ----
Annual Expenses (expenses paid by the Fund before it makes any distributions, expressed as a percentage of the Fund's net assets at the conclusion of this offering):
Management Fees(3) .........................................................................       0.65%
                                                                                                   ----
Interest Expense(4) ........................................................................           %
                                                                                                   ----
Other Expenses(2) ..........................................................................           %
                                                                                                   ----
    Total Annual Expenses ..................................................................           %
                                                                                                   ====

  EXAMPLE:
                                                        CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                        -------------------------------------------
                                                      1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                      ------       -------       -------       --------
  An investor would pay the following expenses on
    a $1,000 investment, assuming  a 5% annual
    return throughout the periods(5) ..............   $             $             $             $

----------
(1) The Dealer Manager and other broker-dealers who have executed and delivered a Soliciting Dealer
    Agreement and who have solicited the exercise of Rights will receive fees for their soliciting efforts equal to 2.00% of the Subscription Price per Share with respect to Shares purchased by
    Record Date Shareholders and 3.75% of the Subscription Price per Share with respect to Shares purchased by other holders of Rights (excluding Record Date Shareholders), in each case where the exercise was solicited by the Dealer Manager or such other soliciting broker-dealer, as the case may be. The Fund has also agreed to pay the Dealer Manager a fee for financial advisory services in connection with the Offer equal to $150,000. These fees will be borne by the Fund and indirectly by all of the Fund's shareholders, including those who do not exercise their
    Rights. The Sales Load percentage assumes that all of the Rights are exercised by Rights holders other than Record Date Shareholders where the exercise is solicited by the Dealer Manager or a participating broker dealer.

(2) Does not include expenses of the Fund incurred in connection with the Offer, estimated at $ .

(3) The Fund pays the Investment Adviser a monthly fee at an annual rate ranging from 0.65% to
    0.50%. See "The Investment Adviser".

(4) At the date hereof, the Fund is considering various refinancing alternatives with respect to its leverage. Additionally, following the completion of the Offer, it is the intention of the Fund, subject to market conditions, to add incremental leverage (to the extent permitted under the
    1940 Act) such that the percentage of the Fund's assets representing leverage is approximately the same as it was prior to the Offer. Accordingly, the Interest Expense as set forth herein assumes that the Interest Expense as a percentage of the Fund's net assets will be the same after the Offer.

(5) The example reflects the Sales Load and other expenses of the Fund incurred in connection with the Offer and assumes that the Rights are exercised by Rights holders other than Record Date
    Shareholders where the exercise is solicited by the Dealer Manager or a participating broker dealer.

    The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.

    The Example set forth above assumes reinvestment of all dividends and distributions at net asset value and an expense ratio of _____ %. The tables above and the assumption in the Example of a 5% annual return are required by Securities and Exchange Commission regulations applicable to all investment companies. THE EXAMPLE SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from net asset value. See "Dividends and Distributions; Dividend Reinvestment Plan."

    The figures provided under "Other Expenses" are based upon estimated amounts for the current fiscal year. See "The Investment Adviser" for additional information.

                        FINANCIAL INFORMATION SUMMARY

    The table below sets forth certain specified information for a share of Common Stock outstanding throughout each period presented. The financial highlights for each of the fiscal years through the period ended October 31, 1995 have been audited by Arthur Andersen LLP, the Fund's independent public accountants, whose report thereon was unqualified. The information should be read in conjunction with the financial statements and notes thereto, which are incorporated herein by reference, in the Fund's Annual Report as of October 31, 1995, which is available upon request from the Fund's registrar and transfer agent, State Street Bank and Trust Company.

                                            FINANCIAL HIGHLIGHTS
                          (FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                                  DECEMBER 5, 1988
                                                                                                                    (COMMENCEMENT
                                                       FOR THE FISCAL YEARS ENDED OCTOBER 31,                      OF OPERATIONS)
                                     -------------------------------------------------------------------------     TO OCTOBER 31,
                                       1995          1994         1993        1992          1991        1990             1989
                                     --------      --------     --------     -------      -------      -------    ----------------
Net asset value -- beginning of
  period .........................   $   3.69      $   4.25     $   4.03     $  3.89      $  3.30      $  6.82         $   9.15(b)
                                     --------      --------     --------     -------      -------      -------         --------
Net investment income ............        .45           .48#         .63#        .62          .55          .98             1.31
Net realized and unrealized gain
  (loss) on investment ...........        .03          (.38)#        .39#        .07          .56        (3.43)           (2.32)
                                     --------      --------     --------     -------      -------      -------         --------
      Total from investment
        operations ...............   $    .48      $    .10     $   1.02     $   .69      $  1.11     $  (2.45)       $   (1.01)
                                     --------      --------     --------     -------      -------      -------         --------
Distributions:
  Dividends from net investment
   income
    To preferred stockholders ....       (.05)         (.03)        (.06)       (.10)       (.16)        (.22)             (.19)
    To common stockholders .......       (.42)         (.45)        (.62)       (.45)       (.36)        (.76)            (1.12)
  Dividends to common stock-           --             --          --           --           --           (.09)             (.01)
                                     --------      --------     --------     -------      -------      -------         --------
      Total distributions ........   $   (.47)     $    (.48)   $    (.68)   $   (.55)    $   (.52)    $  (1.07)       $   (1.32)
                                     --------      --------     --------     -------      -------      -------         --------
Effect of sale of common stock and
  related expenses ...............     --          $   (.18)    $   (.12)    $  --        $  --        $  --           $  --
                                     --------      --------     --------     -------      -------      -------         --------
Net asset value -- end of period     $   3.70      $   3.69     $   4.25     $  4.03      $  3.89      $  3.30         $   6.82
                                     ========      ========     ========     =======      =======      =======         ========
Per share market value:
  End of period ..................   $   3.88      $   3.50     $   4.25     $  4.00      $  3.50      $  2.50         $   6.00
                                     ========      ========     ========     =======      =======      =======         ========
                                       28.57%        (7.78)%      23.25%      27.99%       57.36%      (50.21)%         (31.33)%
                                     ========      ========     ========     =======      =======      =======         ========
Net assets, end of period,
  applicable to common stock (a) .   $ 93,309      $ 92,072     $ 79,438     $55,178      $53,040      $45,028         $ 92,487
                                     ========      ========     ========     =======      =======      =======         ========
Net assets, end of period,
  applicable to preferred stock (a)  $ 20,000      $ 20,000     $ 20,000     $30,000      $30,000      $30,000         $ 30,000
                                     ========      ========     ========     =======      =======      =======         ========
Net assets, end of period (a) ....   $113,309      $112,072     $ 97,498     $85,178      $83,040      $75,028         $122,487
                                     ========      ========     ========     =======      =======      =======         ========
Ratio of operating expenses to
  average net assets** ...........      2.28%+        2.30%+       2.13%+      2.28%+       2.93%+       6.15%+           4.89%*+
Ratio of net investment income to
  average net assets** ...........      9.39%         8.64%        9.26%       9.33%        9.24%       13.23%           13.88%*
Portfolio turnover rate ..........     80.71%        72.00%      117.20%      97.86%      114.00%       63.50%           89.70%*

(a) Dollars in thousands.

(b) Net of initial offering and underwriting costs.

  * Annualized.

 ** Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.

  + Excluding interest expense, the ratio of operating expenses to average net assets is 1.29%, 1.32%, 1.50%, 1.72%, 2.23%,
    2.60% and 1.279%, respectively.

  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's rights offerings.

                                      CAPITALIZATION AT MARCH 1, 1996
                                                                         AMOUNT OUTSTANDING      AMOUNT HELD
                                                                         EXCLUSIVE OF AMOUNT     BY THE FUND
                                                                          HELD BY THE FUND       OR FOR ITS
                TITLE OF CLASS                    AMOUNT AUTHORIZED      OR FOR ITS ACCOUNT        ACCOUNT
                   --------                          -----------            ------------       ---------------
Senior Notes(1) ..............................            --                 $20,000,000             -0-
Taxable Auction Rate Preferred Stock, no
  par value, Liquidation Preference
  $100,000 per share(2) ......................            1,000 shares             200 shares    -0- shares
Common Stock, $0.01 par value.................      100,000,000 shares      25,287,767 shares    -0- shares

                                       INFORMATION REGARDING SENIOR SECURITIES

     The following table shows certain information regarding each class of senior security of the Fund as of the end of each fiscal year of the Fund since its inception.
                                                                                          INVOLUNTARY
                                                                      ASSET COVERAGE      LIQUIDATION      APPROXIMATE MARKET
                                         AT         TOTAL AMOUNT       FOR NOTES(3)       PREFERENCE           VALUE PER
                                     OCTOBER 31      OUTSTANDING       OR SHARES(4)        PER SHARE         SHARE OR NOTE
                                     ----------     ------------       ------------       ------------       -------------
Senior Extendible
  Notes(1)                              1989         $50,000,000         $  3,450             --               $1,000.00
                                        1990          15,000,000            6,002             --                1,000.00
                                        1991           5,000,000           17,608             --                1,000.00
                                        1992           5,000,000           18,036             --                1,087.50
                                        1993                   0            --                --                   --
Senior Notes(1)
                                        1993         $20,000,000         $  5,972             --                $ 997.50
                                        1994          20,000,000            6,604             --                  937.10
                                        1995          20,000,000            6,665             --                  987.50
Taxable Auction Rate
  Preferred Stock(2)                    1989         300 Shares          $408,291          $100,000            $ 100,000
                                        1990         300 Shares           250,094           100,000              100,000
                                        1991         300 Shares           276,800           100,000              100,000
                                        1992         300 Shares           283,927           100,000              100,000
                                        1993         200 Shares           497,188           100,000              100,000
                                        1994         200 Shares           560,358           100,000              100,000
                                        1995         200 Shares           566,544           100,000              100,000

----------
(1) In July 1993, the Fund repurchased the remaining $5,000,000 principal amount of its Senior Extendible Notes, which carried an annual interest rate through December 31, 1993 of 10.28%, for $5,178,000. The Fund thereafter issued
    $20,000,000 of new Senior Notes payable December 1, 1998, which bear interest at a fixed annual rate of 6.53%.

(2) In July 1993, the Fund redeemed 100 shares of its Taxable Auction Rate Preferred Stock for $100,000 per share plus accrued interest, leaving 200 shares outstanding.

(3)  Amount shown is per $1,000 of Senior Extendible Note or Senior Note, as the case may be. Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amount by the quotient of (a) the principal amount of outstanding Senior Extendible Notes or the Senior Notes, as the case may be,divided by (b) $1,000. At March 1, 1996, the asset coverage for the $20,000,000 of Senior Notes was approximately $6,750 per $1,000 of Senior Notes.

(4)  Amount shown is per share of Taxable Auction Rate Preferred Stock. Calculated by subtracting the Fund's total liabilities (including senior securities constituting debt but not including the Taxable Auction Rate Preferred
     Stock) from the Fund's total assets and dividing such amount by the number of outstanding shares of Taxable Auction
     Rate Preferred Stock. At March 1, 1996, the asset coverage for the 200 outstanding shares of Taxable Auction Rate
     Preferred Stock was approximately $574,000 per Preferred Share.

                   TRADING AND NET ASSET VALUE INFORMATION

    In the past, the Fund's shares have traded both at a premium and at a discount in relation to net asset value. Although the Fund's shares recently have been trading at a premium above net asset value, there can be no assurance that this premium will continue after the Offer or that the shares will not again trade at a discount. Shares of other closed-end investment companies frequently trade at a discount from net asset value. See "Risk Factors and Special Considerations."

    The following table shows the high and low sale prices of the Fund's Common Stock on the New York Stock Exchange Composite Tape, quarterly trading volume on the Exchange, the high and low net asset value per share and the high and low premium or discount at which the Fund's shares were trading for each fiscal quarter during the two most recent fiscal years and each fiscal quarter during the current fiscal year.

                                                          QUARTERLY
                                                           TRADING                                   PREMIUM/(DISCOUNT)
                                   MARKET PRICE            VOLUME           NET ASSET VALUE        TO NET ASSET VALUE(%)
                             ------------------------  ---------------  ------------------------  ------------------------
QUARTER ENDED                   HIGH          LOW        (THOUSANDS        HIGH          LOW         HIGH          LOW
-------------                   ----          ---        OF SHARES)        ----          ---         ----          ---
January 31, 1994 ...........    4 3/8        3 7/8         7,028.8         4.28         4.08         3.16         (9.04)
April 30, 1994 .............    4 3/8        3 5/8         3,548.8         4.21         3.89         3.92         (6.81)
July 31, 1994 ..............    4            3 5/8         2,544.3         3.93         3.84         1.78         (6.81)
October 31, 1994 ...........    3 3/4        3 3/8         2,069.9         3.90         3.70        (1.06)       (10.24)
January 31, 1995 ...........    3 1/2        3 1/4         2,658.0         3.71         3.57        (2.23)       (11.20)
April 30, 1995 .............    3 3/4        3 3/8         2,114.9         3.66         3.59         3.59         (4.37)
July 31, 1995 ..............    3 7/8        3 1/2         2,484.4         3.73         3.68         4.45         (1.76)
October 31, 1995 ...........    3 7/8        3 5/8         2,509.7         3.74         3.70         4.73         (2.82)
January 31, 1996 ...........    4            3 3/4         2,826.5         3.73         3.67         8.70          0.81
April 30, 1996
  (through March 26, 1996) .    4 1/8        3 7/8         2,186.5         3.81         3.71         7.82          1.71

     The closing market price and net asset value per share of the Fund's Common Stock on May __, 1996 were $ _____ and $ ____, respectively.

                                   THE FUND

    The Fund is a diversified, closed-end management investment company with a leveraged capital structure, consisting of (i) $20,000,000 aggregate principal amount of Notes, (ii) 200 Preferred Shares (liquidation preference $100,000 per share) and (iii) 25,287,767 shares of Common Stock, as of March 1, 1996, The Fund's investment objective is to provide high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield," high risk securities (commonly referred to as "junk bonds"). The Fund invests primarily in fixed-income securities rated in the lower categories by established rating agencies (consisting principally of fixed-income securities rated "BB"/"Ba" or lower by the Rating Agencies\1/) or nonrated fixed-income securities deemed by the Investment Adviser to be of comparable quality. The Fund's investments are subject to the Investment Guidelines. See "Investment Policies and Limitations -- Investment Guidelines." The fixed-income securities in which the Fund invests are regarded by the Rating Agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally involve more credit risk than securities in the higher rating categories. See "Investment Policies and Limitations" and "Risk Factors and Special Considerations."

    The Fund's portfolio consists primarily of "high-yield," high risk fixed-income securities. "High-yield," high risk securities offer a higher yield to maturity than comparable securities with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. In the severe adverse interest rate and economic environment of 1989 and 1990 the Fund suffered a substantial decline in its net asset value. In 1988, when the Fund commenced operations, "high-yield" securities traded at yields approximately 500 to 550 basis points higher than comparable U.S. Treasury securities. In 1990, this spread widened to approximately 1250 basis points resulting in substantial price declines in the corporate "high-yield" bond market. During the fiscal years ended October 31, 1990 and 1991 the Fund was obligated to repay $45.0 million of the previously outstanding Senior Extendible Notes, which required the liquidation of investments that were selling at prices substantially below their original purchase prices resulting in the realization of substantial capital losses. Also during 1989 and 1990, the level of "high-yield" debt security defaults increased as many issuers were unable to obtain funds through financial intermediaries or the public "high-yield" market. The effect of these developments on the Fund was a substantial decline in the Fund's net asset value and a substantial reduction in the Fund's monthly dividend. Also, the forced liquidation of a substantial portion of the Fund's portfolio in order to repay the Senior Extendible Notes resulted in the realization of substantial capital losses, and this severely limited the ability of the Fund to return to its original net asset value as the high-yield market improved. The high-yield market decline reversed in the fourth quarter of 1990 and by mid year 1991, after reinvesting a substantial amount of its cash, the Fund's net asset value had improved substantially but to a level far less than the net asset value at the time the Fund commenced operations.

    The high-yield market, as measured by the CS First Boston High Yield Index, posted total annual returns of 43.75%, 16.66%, 18.91%, -0.97% and 17.38% for the calendar years 1991, 1992, 1993, 1994 and 1995, respectively. For the two month period ended February 29, 1996, the CS First Boston High Yield Index produced a total return of 2.44% and for the trailing twelve month period produced a total return of 16.14%. The ten year U.S. Treasury Bond produced a total return of 16.46%, 6.52%, 11.94%, -6.08% and 23.68% for the calendar years 1991, 1992,
1993, 1994 and 1995, respectively. See "Financial Information Summary" for information concerning the Fund's return.



----------
\1/Throughout this Prospectus, references to ratings by the Rating Agencies will indicate the S&P rating followed by the Moody's rating in the format shown.

    New issue activity of "high-yield" debt securities was low in 1991, by historical standards, totaling $10.1 billion with "high-yield" debt retirements totaling $26.0 billion. Net new issue activity of "high-yield" debt securities totaled $11.4 billion, $46.1 billion, $22.2 billion and $26.7 billion for the calendar years 1992, 1993, 1994 and 1995, respectively. Net new issue activity of "high-yield" debt securities for the two month period ended February 29, 1996 was $10.8 billion. The statistical information with respect to new issue activity is based upon information the Fund obtain from the CS First Boston High Yield Handbook. The spread between the yield on U.S. Treasury securities and the high-yield market has fluctuated between 400 and 600 basis points (4.0% to 6.0%) during the 1992 to 1995 period, which is more in line with the historical spread relationship.

    Since 1978, the historical weighted default rate on "high-yield" debt securities has been 2.2%. The default rates on "high-yield" debt securities for the calendar years 1990, 1991, 1992, 1993, 1994 and 1995 were 7.98%, 9.33%,
2.89%, 0.96%, 0.44% and 2.24%, respectively. The default rate on "high-yield" debt securities for the two month period ended February 29, 1996 was 0.15%. The defaulted amount of "high-yield" debt securities was $18.1 billion in 1990, $20.7 billion in 1991, $6.5 billion in 1992, $24.0 billion in 1993, $1.3 billion in 1994 and $6.6 billion in 1995. The defaulted amount on "high-yield" debt securities for the two month period ended February 29, 1996 was $435 million. The statistical information with respect to historical default rates and amounts is based on information the Fund obtained from the CS First Boston High Yield Handbook.

    The capital structure of the Fund has been designed to take advantage of the historical spread in yields between "high-yield" securities and representative U.S. Treasury securities, compared with the average default loss on "high-yield" securities. In addition, through investment leverage, investors in the Common Stock of the Fund receive increased yields to the extent that the rate of return (i.e., the current interest yield on the Fund's portfolio reduced by the actual default loss rate experienced on that portfolio) earned on the Fund's assets, exceeds, after expenses of Fund management, the interest and dividend rates on the Notes and Preferred Shares. Conversely, to the extent that the rate of return on the portfolio does not exceed the interest and dividend rates on the Notes and Preferred Shares, yield to investors in the Common Stock will be reduced.

    The Fund is a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies have a fixed capital base, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to periodic asset in-flows and out-flows that can complicate portfolio management. Closed-end investment companies do not face the prospect of having to liquidate portfolio holdings to satisfy redemptions at the option of shareholders or having to maintain cash positions to meet the possibility of such redemptions. The Fund will, however, be required to have sufficient cash or cash equivalents to meet interest payments on the Notes and dividend payments on the Preferred Shares and to fund certain redemptions of these securities in certain circumstances. See "Description of Notes," "Description of Capital Stock" and "Surety Arrangement for Preferred Shares."

    The Fund was organized as a corporation under the laws of Maryland on May 13, 1988 and has registered with the Securities and Exchange Commission (the "SEC") under the 1940 Act. The Fund's principal office is located at 60 State Street, Boston, Massachusetts 02109. The Fund's Investment Adviser is Prospect Street(R) Investment Management Co., Inc., an investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended. See "The Investment Adviser."

                                  THE OFFER

TERMS OF THE OFFER

    The Fund is issuing Rights, as of the close of business on May __, 1996, to subscribe for the Shares to Record Date Shareholders. Each Record Date Shareholder is being issued one transferable Right for each three shares of Common Stock owned on the Record Date. No fractional Rights will be issued. The Rights entitle the holders thereof to acquire at the Subscription Price one Share for each Right held. Record Date Shareholders holding a number of shares of Common Stock that is not an integral multiple of three will receive one additional Right. In the case of shares held of record by Cede or by any other depository or nominee, additional Rights to be received by beneficial owners for whom Cede or any other depository or nominee is the holder of record will be issued to Cede or such other depository or nominee, only if Cede or such other depository or nominee provides to the Fund on or before the close of business on June __, 1996 written representation of the number of Rights required for such issuance. The Rights are evidenced by Subscription Certificates which will be mailed to Record Date Shareholders except that Subscription Certificates will not be mailed to Record Date Shareholders whose record addresses are outside the United States (the term "United States" includes the states, the District of Columbia and the territories and possessions of the United States) ("Foreign Record Date Shareholders"). The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders' accounts until instructions are received to exercise, sell or transfer the Rights. If no instructions have been received by 12:00 Noon, New York time, three Business Days prior to the Expiration Date, the Rights of those Foreign Record Date Shareholders will be transferred by the Subscription Agent to the Dealer Manager who will use its best efforts to sell the Rights on the Exchange. The net proceeds, if any, from the sale of those Rights by the Dealer Manager will be remitted to the Foreign Record Date Shareholders. See "Sale of Rights -- Sales through Subscription Agent and Dealer Manager."

    Completed Subscription Certificates may be delivered to the Subscription Agent at any time during the Subscription Period, which commences on the date of this Prospectus and ends at 5:00 p.m., New York time, on June . 1996, unless extended by the Fund until 5:00 p.m., New York time, on July __, 1996, See "Expiration of Offer." Rights Holders may also purchase Shares in the Primary Subscription. All Rights may be exercised immediately upon receipt and until 5:00 p.m. on the Expiration Date.

    Any Record Date Shareholder who fully exercises all Rights initially issued to him is entitled to subscribe for Shares which were not otherwise subscribed for by Exercising Rights Holders in the Primary Subscription. In addition, any Rights Holder who exercises Rights is entitled to subscribe for Shares which are not otherwise subscribed for in the Primary Subscription or pursuant to the Primary Over-Subscription Privilege. Shares acquired pursuant to the Over-Subscription Privilege may be subject to allotment, which is more fully discussed below under "The Offer -- Over-Subscription Privilege."

    Rights will be evidenced by Subscription Certificates (a form of Subscription Certificate is attached hereto as Appendix A) and may be exercised by completing the Subscription Certificate and delivering it, together with payment, either by means of a Notice of Guaranteed Delivery or a check, to the Subscription Agent. The method by which Rights may be exercised and Shares paid for is set forth below in "Exercise of Rights" and "Payment for Shares." An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received payment. See "Payment for Shares" below. Shares issued pursuant to an exercise of Rights will be listed on the Exchange.

    The Rights are transferable until the Expiration Date and will be admitted for trading on the Exchange. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels, or delivered on or before June __, 1996 (or if the Offer is extended, until two business days prior to the Expiration Date), to the Subscription Agent for sale through the Dealer Manager. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the Exchange may be conducted until and including the close of trading on the last Exchange trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below in "The Offer -- Sale of Rights."

    There is no minimum number of Rights which must be exercised in order for the Offer to close.

    The distribution to Record Date Shareholders of transferable Rights which themselves may have realizable value will also afford nonparticipating Record Date Shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as compensation for the possible dilution of their interest in the Fund.

    The first regular monthly dividend to be paid on shares of Common Stock acquired upon exercise of Rights will be the first monthly dividend, the record date for which occurs after the issuance of such shares following the Expiration Date. It is the Fund's present policy to pay dividends on the last business day of each month to shareholders of record seven days prior to the payment date. Assuming the Subscription Period is not extended beyond June __, 1996, it is expected that the first dividend received by shareholders acquiring shares in this rights offering will be paid on the last business day of July 1996.

    The Fund completed transferable rights offerings on March 4, 1993 and November 23, 1993, which permitted shareholders to acquire, at a subscription price of $3.80 and $3.60, respectively, one new share for each three rights held as of the record date of such rights offerings. All of the rights issued by the Fund pursuant to the rights offerings were exercised and, as a result, 4,625,000 new shares of Common Stock were issued in March 1993 with net proceeds to the Fund of approximately $16.7 million and 6,210,000 new shares of Common Stock were issued in December 1993 with net proceeds to the Fund of approximately $21.3 million. All of the net proceeds from the exercise of the rights pursuant to the prior rights offerings have been invested in new securities in accordance with the Fund's investment objective.

PURPOSE OF THE OFFER

    The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take advantage of available investment opportunities. In approving the rights offering, the Board of Directors of the Fund considered, among other things, the benefits to shareholders resulting from prior rights offerings by the Fund, the current yield to shareholders and the impact that a rights offering would have on such yield and the benefits and drawbacks of conducting a transferable versus non-transferable rights offering. Additionally, the Fund believes that increasing the size of the Fund would also result in lowering the Fund's expenses as a proportion of average net assets, to the extent that such expenses are not calculated with reference to the aggregate amount of its assets. Further, the Offer seeks to reward the Fund's shareholders by giving them the right to purchase additional shares at a price that may be below the market value of the shares without incurring any direct transaction costs.

    In the event this offering proves successful, the additional Common Stock thereafter issued and outstanding would enable the Fund to add additional leverage through the issuance and sale of additional Preferred Shares and/or notes, assuming such shares and/or notes could be sold upon terms satisfactory to the Fund, or through other financing arrangements. Such leverage would be added in the event the Board of Directors determines such action to be in the best interests of the holders of the Common Stock and would be subject to the existence and anticipation of a favorable interest rate environment. At the date hereof, the Fund is considering various refinancing alternatives.

    The Investment Adviser will benefit from the Offer because the Investment Adviser's fee is based on the average weekly net assets of the Fund. However, for a period of one year commencing on the Expiration Date, the Investment Adviser will waive its advisory fee with respect to any increase in the Fund's net assets resulting from the exercise of any rights pursuant to the Offer in order to mitigate the impact of the offering expenses of this Offer on the Fund and its shareholders. It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, in the event that all the Rights are exercised in full and on the basis of the Estimated Subscription Price of $ _____ per Share (based upon the net asset value per share on May __, 1996), and assuming that all of the Shares are purchased by Record Date Shareholders where the purchases were solicited by the Dealer Manager or other soliciting broker-dealers and that the Investment Adviser had not waived a portion of its advisory fee for one year with respect to the increase in the net assets of the Fund resulting from the purchase of such shares, the Investment Adviser would receive additional annual advisory fees of approximately $ ________ as a result of the increase in assets under management (which may be more or less after such one year period). Three of the Fund's Directors who voted to authorize the Offer are "interested persons" of the Fund as that term is defined in the 1940 Act. These three Directors could benefit indirectly from the Offer because of their affiliations with the Investment Adviser. The other Directors who voted to authorize the Offer are not "interested persons" of the Fund. See "The Investment Adviser" and "Directors and Officers."

    The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act.

OVER-SUBSCRIPTION PRIVILEGE

    Shares not subscribed for by Exercising Rights Holders (the "Excess Shares") will be offered, by means of the Primary Over-Subscription Privilege, to the Record Date Shareholders who have exercised all exercisable Rights issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Shareholders should indicate, on the Subscription Certificate which they submit with respect to the exercise of the Rights issued to them, how many Excess Shares they are willing to acquire pursuant to the Primary Over-Subscription Privilege. If sufficient Excess Shares remain, all over-subscriptions will be honored in full.

    If subscriptions for Excess Shares exceed the Excess Shares available, the available Excess Shares will be allocated first among Record Date Shareholders, and beneficial owners for whom Qualified Financial Institutions (as defined herein) hold Rights, who subscribe for an aggregate of 100 or fewer shares of Common Stock (inclusive of shares subscribed for by such Record Date Shareholders or beneficial owners in the Primary Subscription). Any Excess Shares remaining thereafter will be allocated among all other Record Date Shareholders. In each case, if Excess Shares are insufficient to permit such allocation, Excess Shares will be allocated pro rata among Record Date Shareholders being prorated, based on the number of Shares such Record Date Shareholders subscribed for in the Primary Subscription relative to the aggregate number of Shares subscribed for in the Primary Subscription by all such Record Date Shareholders then being prorated. For purposes of this Prospectus, "Qualified Financial Institution" shall mean a registered broker-dealer, commercial bank or trust company, securities depository or participant therein, or nominee thereof.

    Any Rights Holder who exercises Rights is entitled to subscribe for Excess Shares which are not otherwise subscribed for pursuant to the Primary Over-Subscription Privilege. Rights Holders should indicate, in the Subscription Certificate which they submit with respect to the exercise of any Rights, how many Excess Shares they are willing to acquire pursuant to the Secondary Over-Subscription Privilege. If sufficient Excess Shares remain, all oversubscriptions by Rights Holders will be honored in full. If remaining Excess Shares are insufficient to permit such allocation, such Excess Shares will be allocated pro rata among Rights Holders being prorated, based on the number of Shares such Rights Holders subscribed for in the Primary Subscription relative to the aggregate number of Shares subscribed for in the Primary Subscription by all such Rights Holders then being prorated.

    The percentage of Excess Shares each over-subscribing Exercising Rights Holder may acquire may be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Excess Shares available for over-subscriptions is distributed on a pro rata basis.

    The Fund will not offer or sell any Shares which are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

THE SUBSCRIPTION PRICE

    The Subscription Price for the Shares to be issued pursuant to the Rights will be the greater of (i) the net asset value per share as of the close of business on the Expiration Date or (ii) $ ____ . Exercising Rights Holders will not know the Subscription Price at the time of exercise and will be required initially to pay for the Shares at the Estimated Subscription Price of $ per Share (based on the net asset value on May __, 1996). Exercising Rights Holders will have no right to rescind a purchase after receipt by the Subscription Agent of their payment for Shares.

    The Fund announced its intention to make the Offer after the close of trading on the Exchange on March __, 1996 and the final terms of the Offer after the close of trading on the Exchange on May __, 1996. The net asset value per share of Common Stock at the close of business on March __, 1996 and on April __, 1996 was $ _____ and $ ____ , respectively, and the last reported sale price of a share of the Fund's Common Stock on the Exchange on those dates was $ ______ and $ ____ , respectively.

EXPIRATION OF THE OFFER

    The Offer will expire at 5:00 p.m., New York time, on June __, 1996, unless extended by the Fund until 5:00 p.m., New York time, on July __, 1996 (the "Expiration Date"). Rights will expire on the Expiration Date and may not be exercised thereafter.

SUBSCRIPTION AGENT

    The Subscription Agent is Boston EquiServe, Inc., which will receive for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be $34,000 and reimbursement for all out-of-pocket expenses related to the Offer. An affiliate of the Subscription Agent is the Fund's custodian, transfer agent, dividend-disbursing agent and registrar. Questions regarding the Subscription Certificates should be directed to Boston EquiServe, Inc., Corporate Reorganization, P.O. Box 9061, Boston, Massachusetts 02205 (telephone (800) 426-5523); shareholders may also consult their brokers or nominees. Signed Subscription Certificates should be sent to Boston EquiServe, Inc., by one of the methods described below:

(1) BY MAIL:                                         (2) BY EXPRESS MAIL OR OVERNIGHT COURIER:
        c/o State Street Bank and Trust Company              c/o State Street Bank and Trust Company
        Corporate Reorganization                             Corporate Reorganization
        P.O. Box 9061                                        Two Heritage Drive, 4th Floor
        Boston, Massachusetts 02205-8686                     North Quincy, Massachusetts 02171

(3) BY FACSIMILE (TELECOPIER):                       (4) BY HAND:
        (617) 774-4519, with the original                    c/o State Street Bank and Trust Company
        Subscription Certificate to be sent by one           Corporate Reorganization
        of the methods described in (1) or (2)               225 Franklin Street
        above. Confirm facsimile by telephone to             Concourse Level
        (617) 774-4511.                                      Boston, Massachusetts 02101

INFORMATION AGENT

    Any questions or requests for assistance concerning the method of subscribing for Shares or for additional copies of this Prospectus or Subscription Certificates or Notices of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address listed below:

                        Corporate Investor Communications, Inc.
                        111 Commerce Road
                        Carlstadt, New Jersey 07072-2586
                        Toll Free: (800) 242-4410

    The Information Agent will receive a fee estimated to be $8,000 and reimbursement for all out-of-pocket expenses related to the Offer.

EXERCISE OF RIGHTS

    Rights may be exercised by filling in and signing the Subscription Certificate which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at the address set forth above. Rights may also be exercised through an Exercising Rights Holder's broker, who may charge such Exercising Rights Holder a servicing fee.

    Qualified Financial Institutions who hold shares of Common Stock as nominee for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions.

EXERCISE OF THE OVER-SUBSCRIPTION PRIVILEGE

    Record Date Shareholders who fully exercise all Rights issued to them and secondarily Rights Holders may participate in the Over-Subscription Privilege by indicating on their Subscription Certificate the number of Shares they are willing to acquire pursuant thereto. If sufficient Excess Shares remain after the Primary Subscription, all over-subscriptions will be honored in full; otherwise Excess Shares will be allocated first to Record Date Shareholders and then (if any Excess Shares remain) to Rights Holders, and the number of Shares issued to some or all Exercising Rights Holders participating in the Over-Subscription Privilege may be reduced as described above under "Over-Subscription Privilege."

    Qualified Financial Institutions and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Primary Over-Subscription Privilege may be exercised as to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription Privilege and the number of Shares subscribed for pursuant to the Primary Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full. Before any Secondary Over-Subscription Privilege may be exercised as to any particular beneficial owner, such Qualified Institutions and nominee holders of Rights will be required to certify to the Subscription Agent as to the aggregate number of Rights exercised pursuant to the Primary Subscription Privilege and the number of Shares subscribed for pursuant to the Secondary Over-Subscription Privilege by such beneficial owner. A Nominee Holder Over-Subscription Form is contained in Appendix C.

PAYMENT FOR SHARES

    Exercising Rights Holders who acquire Shares pursuant to the Offer may choose between the following methods of payment:

        (1) An Exercising Rights Holder can send the Subscription Certificate together with payment for the Shares acquired on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the Estimated Subscription Price of $ _____ per share (based on the net asset value per share on May __, 1996). Subscription will be accepted when payment, together with the properly completed and executed Subscription Certificate, is received by the Subscription Agent at its Tender and Exchange Department; such payment and Subscription Certificates to be received by the Subscription Agent no later than 5:00 p.m., New York time, on the Expiration Date. The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest-bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO PROSPECT STREET HIGH INCOME PORTFOLIO INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. EXERCISE BY THIS METHOD IS SUBJECT TO ACTUAL COLLECTION OF CHECKS BY 5:00 P.M. ON THE EXPIRATION DATE.

        (2) Alternatively, an Exercising Rights Holder may acquire Shares, and a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery (in the form set forth in Appendix
    B) by facsimile (telecopy) or otherwise from a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Program guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date (the "Protect Period").

    On a date within seven Business Days following the Protect Period (the "Confirmation Date"), the Subscription Agent will send to each Exercising Rights Holder (or, if shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), a confirmation showing (i) the number of Shares purchased pursuant to the Primary Subscription (and, if applicable) the Over-Subscription Privilege, (ii) the per Share and total purchase price for the Shares, and (iii) any additional amount payable by such Exercising Rights Holder to the Fund or any excess to be refunded by the Fund to such Exercising Rights Holder, in each case, based on the Subscription Price as determined on the Expiration Date. If any Record Date Shareholder exercises his right to acquire Shares pursuant to the Over-Subscription Privilege, any such excess payment which would otherwise be refunded to him will be applied by the Fund toward payment for Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from Exercising Rights Holder must be received by the Subscription Agent within seven Business Days after the Confirmation Date. Any excess payment to be refunded by the Fund to an Exercising Rights Holder will be mailed by the Subscription Agent to him as promptly as practicable. An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received payment, either by means of a Notice of Guaranteed Delivery or a check.

    WHICHEVER OF THE TWO METHODS DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES PURCHASED IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL PAYMENT. IF A HOLDER OF RIGHTS WHO SUBSCRIBES FOR SHARES PURSUANT TO THE PRIMARY SUBSCRIPTION OR OVER-SUBSCRIPTION PRIVILEGE DOES NOT MAKE PAYMENT OF ANY AMOUNTS DUE, THE SUBSCRIPTION AGENT RESERVES THE RIGHT TO TAKE ANY OR ALL OF THE FOLLOWING
ACTIONS: (I) FIND OTHER SHAREHOLDERS FOR SUCH SUBSCRIBED AND UNPAID FOR SHARES;
(II) APPLY ANY PAYMENT ACTUALLY RECEIVED BY IT TOWARD THE PURCHASE OF THE GREATEST WHOLE NUMBER OF SHARES WHICH COULD BE ACQUIRED BY SUCH HOLDER UPON EXERCISE OF THE PRIMARY SUBSCRIPTION AND/OR OVER-SUBSCRIPTION PRIVILEGE, AND/OR
(III) EXERCISE ANY AND ALL OTHER RIGHTS OR REMEDIES TO WHICH IT MAY BE ENTITLED, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO SET OFF AGAINST PAYMENTS ACTUALLY RECEIVED BY IT WITH RESPECT TO SUCH SUBSCRIBED SHARES.

    THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

    All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Subscription Agent, whose determinations will be final and binding. The Subscription Agent in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Subscription Agent determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

SALE OF RIGHTS

    Sales through Subscription Agent and Dealer Manager. Record Date Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights through the Dealer Manager. Subscription Certificates representing the Rights to be sold by the Dealer Manager must be received by the Subscription Agent prior to June __, 1996 (or if the Offer is extended, until two business days prior to the Expiration
Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will request the Dealer Manager to use its best efforts to complete the sale and the Subscription Agent will remit the proceeds of sale, net of commissions, to the Record Date Shareholders. No brokerage commissions will be charged to holders of less than 100 Rights, and beneficial owners of less than 100 Rights held on their behalf by Qualified Financial Institutions, who elect to direct the Subscription Agent to sell such Rights in whole but not in part. Any commissions on sales of 100 Rights or more will be paid by the selling Rights Holders. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Dealer Manager on the day such Rights are sold. The Dealer Manager will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth Business Day prior to the Expiration Date. Such sales will be made net of commissions on behalf of the nonclaiming Record Date Shareholders. The Subscription Agent will hold the proceeds from those sales for the benefit of such nonclaiming Record Date Shareholders until such proceeds are either claimed or escheat. There can be no assurance that the Dealer Manager will be able to complete the sale of any such Rights and neither the Fund nor the Dealer Manager has guaranteed any minimum sales price for the Rights. All such Rights will be sold at the market price, if any, on the Exchange.

    Other Transfers. The Rights evidenced by a Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Shareholder or, if the Record Date Shareholder so instructs, to an additional transferee. The signature on the Subscription Certificate must correspond with the name as written upon the face of the Subscription Certificate in every particular, without alteration or enlargement, or any change whatever. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), subject to the standards and procedures adopted by the Fund.

    Record Date Shareholders wishing to transfer all or a portion of their Rights should allow at least five Business Days prior to the Expiration Date for
(i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

    Except for the fees charged by the Subscription Agent and Dealer Manager (which will be paid by the Fund as described above), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Fund, the Subscription Agent or the Dealer Manager.

    The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of The Depository Trust Company ("DTC"; Rights exercised through DTC are referred to as "DTC Exercised Rights"). The holder of a DTC Exercised Right may exercise the Over-Subscription Privilege in respect of such DTC Exercised Rights by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York time, on the Expiration Date, a Nominee Holder Over-Subscription Exercise Form, together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised. A form of the Nominee Holder Over-Subscription Exercise Form is contained in Appendix C.

DISTRIBUTION ARRANGEMENTS

    The Dealer Manager is First Albany Corporation, a broker-dealer and member of the National Association of Securities Dealers, Inc. Under the terms and subject to the conditions contained in a Dealer Manager Agreement dated the date of this Prospectus, the Dealer Manager provides investment banking and financial advisory services in connection with the Offer and, as a broker-dealer, will solicit the exercise of Rights by Exercising Rights Holders and will assemble a group of soliciting dealers to assist with the Offer. The Fund has agreed to pay the Dealer Manager a fee for its advisory services in an amount equal to $150,000, of which $25,000 has been paid prior to the date of this Prospectus and to pay directly to each broker-dealer, including the Dealer Manager, who solicits the exercise of Rights a fee (the "Soliciting Fee") equal to 2.00% of the Subscription Price per Share with respect to Shares purchased by Record Date Shareholders and 3.75% of the Subscription Price per Share with respect to Shares purchased by other holders of Rights (excluding Record Date Shareholders), in each case where the exercise was solicited by such soliciting broker-dealer. The Soliciting Fees will be paid only when a broker-dealer (including the Dealer Manager) has been designated on the applicable portion of the Subscription Certificate. Soliciting Fees will not be paid with respect to the exercise of Rights by or for the account of the Dealer Manager or broker-dealers participating in the solicitation.

    In addition, the Fund has agreed to reimburse the Dealer Manager for up to $40,000 of its reasonable expenses incurred in connection with the Offer, and will indemnify the Dealer Manager with respect to certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). The Staff of the Securities and Exchange Commission has advised the Fund that the Staff is considering generally whether dealer managers of rights offerings are underwriters for purposes of the Securities Act and the 1940 Act.

    Under applicable law, during the Subscription Period, the Dealer Manager may bid for and purchase Rights for certain purposes. Those purchases will be subject to certain price and volume limitations when the Common Stock is being stabilized by the Dealer Manager or when the Dealer Manager owns Rights without an offsetting short position in the Common Stock. Those limitations provide, among other things, that subject to certain exceptions, not more than one bid to purchase Rights may be maintained in any one market at the same price at the same time and that the initial bid for or purchase of Rights may not be made at a price higher than the highest current independent bid price on the Exchange. Any bid price may not be increased, subject to certain exceptions, unless the Dealer Manager has not purchased any Rights for a full Business Day or the independent bid price for those Rights on the Exchange has exceeded the bid price for a full Business Day.

DELIVERY OF SHARE CERTIFICATES

    Certificates representing Shares purchased pursuant to the Primary Subscription and representing Shares purchased pursuant to the Over-Subscription Privilege will be mailed within twelve Business Days after the Expiration Date and after full payment for such Shares has been received and cleared.

FOREIGN SHAREHOLDERS

    Subscription Certificates will not be mailed to Record Date Shareholders whose record addresses are outside the United States (the term "United States" includes the states, the District of Columbia, and the territories and possessions of the United States) ("Foreign Record Date Shareholders"). The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders' accounts until instructions are received to exercise, sell or transfer the Rights. If no instructions have been received by 12:00 noon, New York time, three Business Days prior to the Expiration Date, the Rights of those Foreign Record Date Shareholders will be transferred by the Subscription Agent to the Dealer Manager who will use its best efforts to sell the Rights of those Foreign Record Date Shareholders on the Exchange. The net proceeds, if any, from the sale of those Rights will be remitted to the Foreign Record Date Shareholders.

FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

    The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

        1. The distribution of Rights to Record Date Shareholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights.

        2. The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises or sells the Right (i) if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the Common Stock with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued), and (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the Common Stock with regard to which it is issued, a portion of the basis in the Common Stock based upon their respective fair market values immediately after the Right is issued; (b) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero; and (c) to anyone who purchases a Right in the market, the purchase price for a Right.

        3. The holding period of a Right received by a Record Date Shareholder includes the holding period of the Common Stock with regard to which the Right is issued.

        4. Any gain or loss on the sale of a Right will be treated as a capital gain or loss if the Right is a capital asset in the hands of the seller. Such a capital gain or loss will be long- or short-term, depending on how long the Right has been held, in accordance with paragraph 7 below. A Right issued with regard to Common Stock will be a capital asset in the hands of the person to whom it is issued if the Common Stock was a capital asset in the hands of that person. If a Right is allowed to expire, there will be no loss realized unless the Right had been acquired by purchase, in which case there will be a loss equal to the basis of the Right.

        5. If the Right is exercised by the Record Date Shareholder, the basis of the Common Stock received will include the basis, if any, allocated to the Right and the amount paid upon exercise of the Right.

        6. If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

        7. If the Right is sold, the holding period of the Right will include the holding period of the Common Stock with regard to which it was issued.

    The Fund is required to withhold and remit to the U.S. Treasury 31% of reportable payments paid on an account if the holder of the account provides the Fund with either an incorrect taxpayer identification number or no number at all or fails to certify that he is not subject to such withholding.

    The foregoing is only a summary of the applicable federal income tax laws and does not include any state or local tax consequences of the Offer. Exercising Rights Holders should consult their own tax advisers concerning the tax consequences of this transaction. See "Federal Taxation."

NOTICE OF NET ASSET VALUE DECLINE

    The Fund has, as required by the SEC's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to May __, 1996 (the effective date of the Fund's Registration Statement) the Fund's net asset value declines more than 10% from its net asset value as of that date.

EMPLOYEE PLAN CONSIDERATIONS

    Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (including corporate savings and 401(k) plans), Keogh plans of self-employed individuals and Individual Retirement Accounts (collectively, "Plans") should be aware that additional contributions of cash (other than rollover contributions from other Plans) in order to exercise Rights would be treated as Plan contributions and, when taken together with contributions previously made, may subject a Plan to excise taxes for excess or nondeductible contributions. In the case of Plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), additional cash contributions could cause the maximum contribution limitations of Section 415 of the Internal Revenue Code or other qualification rules to be violated. Furthermore, it may be a reportable distribution and there may be other adverse tax consequences if Rights are sold or transferred by a Plan to another account. A sale of Rights by a Plan account to an unrelated third party and retention of cash proceeds by the Plan account, or the direct exercise of Rights by a Plan account, should not be treated as a taxable Plan distribution. Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

    Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Internal Revenue Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

    ERISA contains fiduciary responsibility requirements and ERISA and the Internal Revenue Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Plan's exercise of Rights are Prohibited Transaction Exemption 84-24 (covering purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

    Due to the complexity of these rules and the penalties for noncompliance, Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Internal Revenue Code.

                               USE OF PROCEEDS

    Based on the Estimated Subscription Price of $ _____ per Share, the net proceeds of the Offer, assuming all Shares offered hereby are sold and the maximum Dealer Manager and soliciting fees are paid, are estimated to be approximately $ __________ , after deducting offering expenses payable by the Fund estimated at approximately $ _______ . The Investment Adviser anticipates that investment of such proceeds in accordance with the Fund's investment objective and policies will take up to thirty days from their receipt by the Fund, depending on market conditions and the availability of appropriate securities for purchase, but in no event will such investment take longer than six months. Pending such investment in accordance with the Fund's investment objective and policies, the proceeds will be held in U.S. Government securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other high-quality short-term money market instruments.

                       INVESTMENT POLICIES AND LIMITATIONS

    The investment objective of the Fund is to provide high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield," high risk securities (commonly referred to as "junk bonds").

    The Fund seeks to achieve its objective of preserving shareholders' capital through a careful selection process for the Fund's "high-yield," high risk investments which focuses on each issuer's financial condition and projected ability to service its debt obligations, portfolio diversification which is intended to minimize the impact of individual issuer defaults and adverse economic conditions affecting particular issuers and industry segments, and close monitoring of portfolio investments and economic developments in order to reposition the Fund's portfolio in anticipation of negative developments which the Investment Adviser believes are likely to occur. Given the high risk nature and price volatility of the Fund's investments as well as the Fund's leverage, however, it may be extremely difficult to achieve this objective on a consistent basis in the future. In the severe adverse interest rate and economic environment of 1989 and 1990, the Fund suffered a substantial decline in its net asset value as a result of these factors and thus failed to achieve this objective during that period.

    During the sharp high-yield market decline of 1989 and 1990, the Fund's leverage contributed to a sharp decline in the net asset value of the Common Stock. In order to remain in compliance with the 200% asset coverage ratio required by the 1940 Act, the Fund was required to repurchase $45.0 million of the $50.0 million of previously outstanding Senior Extendible Notes. Also, to maintain compliance with the Fund's Surety Investment Guidelines the Fund was required to sell "high-yield" assets. The selling of "high-yield" assets below their original cost and the retirement of $45.0 million of the Fund's Senior Extendible Notes resulted in a reduction of the Fund's total assets and caused the Fund to realize substantial capital losses. The Surety Investment Guidelines and the asset coverage ratio requirements combined to delay the Fund's reinvestment of cash into "high-yield" securities as the market improved. The Fund's use of leverage is currently benefitting the holders of Common Stock as the current average cost of funds (pursuant to its Preferred Share and Notes obligations) was approximately 5.97% as of March 15, 1996 while the "high-yield" market currently offers interest income at annualized rates of approximately 9.5% to 11.0%. There is no assurance that the Fund's investment objective will be attained in the future.

    The Fund's investment objective is a fundamental policy. Pursuant to the 1940 Act, fundamental policies may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and a majority of the outstanding Preferred Shares, voting as separate classes, which, for purposes of the 1940 Act, means for each class the lesser of (a) more than 50% of the outstanding shares of such class or (b) 67% or more of the shares of such class present or represented at a meeting at which more than 50% of the outstanding shares of such class are present or represented by proxy. Accordingly, no change in the Fund's investment objective could occur without the affirmative vote of both classes of stock.

INVESTMENT STRATEGY

    It is the Fund's policy that under normal market conditions, at least 65% of its total assets will be invested in "high-yield," high risk securities rated in the lower categories by recognized rating agencies or nonrated fixed-income securities deemed by the Investment Adviser to be of comparable quality, although the Fund has invested and currently intends to continue to invest a substantially higher percentage of its assets in such securities to the extent permitted by market conditions. The Fund's portfolio investments have consisted and will continue to consist principally of fixed-income securities rated "BB"/"Ba" or lower by the Rating Agencies. The Fund reserves the right, under normal market conditions, to invest up to 35% of its total assets in money market instruments and fixed-income securities rated higher than "BB"/"Ba," although the percentage invested in such securities may increase under other than normal market conditions, as discussed below.

    The dollar weighted average of credit ratings of all bonds held by the Fund during the four month period ended February 29, 1996, computed on a monthly basis, is set forth below. This information reflects the average composition of the Fund's assets during the four month period ended February 29, 1996 and is not necessarily representative of the Fund as of the current fiscal year or at any other time in the future.

                                                         RATED BY
                                                         MOODY'S
                                                         --------
  Ba ................................................      1.27%
  B .................................................     75.33%
  Caa ...............................................      5.46%
  Ca ................................................      0.01%
  NR ................................................     13.41%
                                                          -----
      Total .........................................     95.48%

    Under the Investment Guidelines, certain types of securities in which the Fund may otherwise invest pursuant to the foregoing strategy and the investment policies stated below are not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. Such instruments include, for example, securities rated "CC"/"Ca" and "C"/"C" by the Rating Agencies, preferred or common stock, zero coupon or similar securities that do not provide for the periodic payment of interest in cash and other securities not within the Investment Guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio. See "Investment Guidelines" below, "Description of Notes -- Asset Maintenance" and "Surety Arrangement for Preferred Shares -- Insurance Agreement."

    "High-yield" bonds, the generic name for corporate bonds rated between "BB"/"Ba" and "C"/"C" by the Rating Agencies, are frequently issued by corporations in the growth stage of their development. Bonds which are rated "BB"/"Ba," "B"/"B," "CCC"/"Caa," "CC"/"Ca" and "C"/"C" are regarded by the Rating Agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Further information concerning the ratings of corporate bonds, including the rating categories of the Rating Agencies, is provided in Appendix D. "High-yield" securities held by the Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuers, and such securities are usually subordinate to securities subsequently issued by the issuer. In addition, such issuers may lose experienced management as a result of the restructurings. Finally, the market price of such securities may be more volatile to the extent that expected benefits from restructuring do not materialize.

    Securities acquired by the Fund may include preferred stocks (including convertible preferred stocks) and all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes (including convertible debt securities), mortgage or other asset-backed instruments, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments). Most debt securities in which the Fund will invest will bear interest at fixed rates. However, the Fund reserves the right to invest without limitation in fixed-income debt securities that have variable rates of interest or involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). The Fund also has the right to acquire common stock or warrants to purchase common stock or other equity securities as part of a unit in connection with the purchase of debt securities consistent with the Fund's investment policies.

    The Fund may invest up to 30% of its total assets in securities that are not readily marketable, including securities restricted as to resale, and nonrated securities. A security that is not readily marketable will not be acquired unless (i) the Investment Adviser believes such security to be of comparable quality to publicly traded securities and (ii) such security carries rights to be registered under the federal securities laws. Securities that are not readily marketable may offer higher yields than comparable publicly traded securities. However, the Fund may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities.

    The Fund may also be permitted to invest up to 20% of its total assets in zero coupon securities. Zero coupon securities pay no cash income but are purchased at a deep discount from their value at maturity. When held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and their maturity value. For a discussion of certain tax consequences resulting from the inclusion of zero coupon securities in the Fund's portfolio, see "Federal Taxation -- Federal Income Tax Treatment of the Fund."

    Notwithstanding the foregoing, if market conditions threaten to erode the value of the Fund's assets, the Fund may adopt a temporary defensive investment strategy and invest without limitation in high-grade money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the United States government or its instrumentalities or agencies, and also in fixed-income securities rated higher than "BB"/"Ba" by the Rating Agencies. In addition, under such market conditions, the Fund may invest in unrated commercial paper which it deems to have risk characteristics comparable to such instruments. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund.

    The Fund may also invest in fixed-income securities rated higher than "BB"/"Ba" by the Rating Agencies or nonrated fixed-income securities deemed by the Investment Adviser to be of comparable quality when the difference in yields between quality classifications is relatively narrow. Investments in higher rated issues may serve to lessen a decline in net asset value but may also affect the amount of current income produced by the Fund, since the yields from such issues are usually lower than those from lower rated issues. Accordingly, the inclusion of such instruments in the Fund's portfolio may have the effect of reducing the yield on the Common Stock.

    The achievement of the Fund's objective depends upon the Investment Adviser's analytical and portfolio management skills. There is no assurance that this objective will be attained in the future. All nonfundamental investment policies of the Fund, including those described below under "Investment Guidelines," may be changed by the Board of Directors of the Fund without shareholder approval.

INVESTMENT GUIDELINES

    The composition of the Fund's portfolio reflects the Notes Investment Guidelines and the Surety Investment Guidelines. Rating agencies issue ratings for various securities reflecting the perceived creditworthiness of such securities or, in the case of the Preferred Shares, the perceived claims-paying ability of the surety that is guaranteeing the Scheduled Payments on the Preferred Shares. See "Surety Arrangement for Preferred Shares -- Insurance Agreement." The respective Investment Guidelines are designed to ensure that assets underlying the Notes or the Preferred Shares, as the case may be, will be sufficiently diversified and will be of sufficient credit quality and amount to justify investment grade ratings of "Aaa" for the Notes by Fitch Investors Services, Inc. and "AAA"/"Aaa" for the Preferred Shares. The Investment Guidelines are not prescribed by law, but have been implemented by the Fund in order to receive the above-described ratings for senior securities, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the Investment Guidelines provide tests for portfolio diversification and asset coverage that supplement the applicable requirements under the 1940 Act (and may be more or less restrictive), but are the sole determinants in the rating of a security.

    Under the respective Investment Guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Note Basic Maintenance Amount and Surety Assets Coverage. For definitions of such terms, see "Description of Notes -- Asset Maintenance" and "Surety Arrangement for Preferred Shares -- Insurance Agreement." For the purpose of determining the Fund's compliance with the respective Investment Guidelines, the market value of the Fund's portfolio holdings will be discounted by dividing it by factors determined by the respective rating agencies or Financial Security, as the case may be, which vary according to the particular type of security being valued for such purpose. To the extent any particular portfolio holding does not meet the applicable Investment Guidelines, it would not be included for purposes of determining compliance with the Note Basic Maintenance Amount or Surety Assets Coverage, as the case may be. The respective Investment Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio, and the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related discounted value) of the Fund's eligible assets at such time.

    Upon any failure to maintain the required Note Basic Maintenance Amount or Surety Assets Coverage, the Fund would seek to alter the composition of its portfolio to attain required asset coverage within an eight Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the Notes and/or Financial Security, as surety under the Surety Bond, will acquire certain rights. See "Description of Notes -- Asset Maintenance" and "Surety Arrangement for Preferred Shares -- Insurance Agreement." "Business Day" means a day on which the Exchange is open for trading and which is not a Saturday or Sunday or a holiday, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Patriots' Day, Memorial Day, Bunker Hill Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, Christmas Day or any other day on which banks in New York City or Boston are authorized or obligated by law or executive order to close.

    Under the Notes Investment Guidelines, corporate debt obligations are not included in the calculation of the discounted value of the Fund's portfolio for the purpose of determining compliance with the Note Basic Maintenance Amount unless they (a) are rated "CCC" or higher by S&P or "Caa" or higher by Moody's,
(b) provide for the periodic payment of interest thereon in cash, (c) have been registered under the Securities Act, (d) do not provide for conversion or exchange into equity capital at any time over their respective lives, (e) have not had notice given in respect thereof that any such corporate debt obligations are the subject of an offer by the issuer thereof of exchange or tender for cash, securities or any other type of consideration (except that corporate debt obligations in an amount not exceeding 10% of the Fund's total assets at any time shall not be subject to the provisions of this clause (e)) and (f) are not subject to call options. In addition, portfolio holdings must be within the following diversification requirements in order to be included in the calculation of the discounted value of the Fund's portfolio for the purpose of determining compliance with the Note Basic Maintenance Amount:

                                                                                                    MAXIMUM
                                                                                 MAXIMUM       PERCENT OF MARKET
                                                                            PERCENT OF MARKET  VALUE OF ELIGIBLE
                                                         MINIMUM ORIGINAL   VALUE OF ELIGIBLE  PORTFOLIO ASSETS
                                                           ISSUE SIZE OF    PORTFOLIO ASSETS    INVESTED IN ANY
RATING AGENCIES'                                            EACH ISSUE       INVESTED IN ANY     ONE INDUSTRY
RATINGS(1)                                                ($ IN MILLIONS)     ONE ISSUER(2)       CATEGORY(2)
----------------                                         ----------------   -----------------  ------------------
"AAA"/"Aaa" ............................................       $100               10.0%              50.0%
"AA"/"Aa" ..............................................        100               10.0               33.3
"A"/"A" ................................................        100               10.0               33.3
"BBB"/"Baa" ............................................        100                5.0               20.0
"BB"/"Ba"..............................................         100(3)             4.0               12.0
"B"/"B1," "B2" and "B3" (subordinated) .................        100(3)             3.0                8.0
"CCC"/"B3" (senior) and "Caa"
  (unsecured subordinated)(4) ..........................        100(3)             2.0                5.0
"A-1+"/"P-1"(5) ........................................        NA                10.0                NA
"A-1"/"P-1"(5) .........................................        NA                10.0               33.3
"A-2"/"P-2"(5) .........................................        NA                 5.0               20.0

----------
(1) Rating designations include (+) or (-) modifiers to the S&P rating where appropriate and (1), (2) or (3)
    modifiers to the Moody's rating where appropriate, except that corporate debt obligations rated "CCC-" may not be included in determining compliance with the Note Basic Maintenance Amount. In the event that a corporate debt obligation has received a different rating from S&P than from Moody's, the restrictions relating to the lower rating will apply. See Appendix D for further information concerning S&P's and
    Moody's rating categories.
(2) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category, except that the calculations with respect to commercial paper investments constituting corporate bonds shall be made separately and independently of, but on the same basis as, the cumulative total guidelines applicable to other types of corporate debt obligations. To the extent the relevant limitation is less restrictive than that set forth under "Investment Restrictions" below, the more restrictive limitation shall apply.
(3) 20% of the aggregate market value of all corporate debt obligations in these rating categories may be from issues with an original issue size of greater than or equal to $50 million and less than $100 million.
(4) Corporate debt obligations in this rating category must be subordinated debt of the issuer with an implied senior rating of "B-" or higher (i.e., such subordinated debt would have a rating of "B-" or higher if it were senior debt of the issuer) if rated by S&P to be included in determining compliance with the Note
    Basic Maintenance Amount. The aggregate market value of corporate debt obligations in this rating category in excess of 20% of the aggregate market value of the Fund's assets will not be included in determining such compliance.
(5) Represents commercial paper investments.

    Under the Surety Investment Guidelines, corporate debt obligations are not included in the calculation of the discounted value of the Fund's portfolio for the purpose of determining compliance with Surety Assets Coverage unless they
(a) are rated "CCC" or higher by S&P or "B3" or higher by Moody's, (b) provide for the periodic payment of interest thereon in cash, (c) do not provide for conversion or exchange into equity capital at any time over their respective lives, (d) have been registered under the Securities Act, (e) have a remaining term to maturity of not more than 30 years, (f) have not had notice given in respect thereof that any such corporate debt obligations are the subject of an offer by the issuer thereof of exchange or tender for cash, securities or any other type of consideration (except that corporate debt obligations in an amount not exceeding 10% of the Fund's total assets at any time shall not be subject to the provisions of this clause (f)) and (g) are not subject to call options. Notwithstanding the foregoing, nonrated fixed-income securities and unregistered corporate debt securities may be included in the calculation of the discounted value of the Fund's portfolio for the purpose of determining compliance with Surety Assets Coverage, as long as they do not exceed 30% of the Fund's eligible portfolio assets at any time, with certain limitations. In addition, portfolio holdings of corporate debt obligations must be within the following diversification requirements in order to be included in the calculation of the discounted value of the Fund's portfolio for the purpose of determining compliance with Surety Assets Coverage:

                                                                                                    MAXIMUM
                                                                                 MAXIMUM       PERCENT OF MARKET
                                                                            PERCENT OF MARKET  VALUE OF ELIGIBLE
                                                         MINIMUM ORIGINAL   VALUE OF ELIGIBLE  PORTFOLIO ASSETS
                                                           ISSUE SIZE OF    PORTFOLIO ASSETS    INVESTED IN ANY
RATING AGENCIES'                                            EACH ISSUE       INVESTED IN ANY     ONE INDUSTRY
RATINGS(1)                                                ($ IN MILLIONS)     ONE ISSUER(2)       CATEGORY(2)
----------------                                         ----------------   -----------------  ------------------
"AAA"/"Aaa" ............................................       $100               10.0%              50.0%
"AA"/"Aa" ..............................................        100               10.0               33.3
"A"/"A" ................................................        100               10.0               33.3
"BBB"/"Baa" ............................................        100                5.0               20.0
"BB"/"Ba" ..............................................        100(3)             4.0               12.0
"B"/"B1" or "B2" .......................................        100(3)             3.0                8.0
"CCC"/"B3"(4) ..........................................        100(3)             3.0                8.0
Nonrated/unregistered corporate bonds(5) ...............         50                3.0                8.0
"A-1+"/"P-1"(6) ........................................        NA                10.0                NA
"A-1"/"P-1"(6) .........................................        NA                10.0               33.3
"A-2"/"P-2"(6) .........................................        NA                 5.0               20.0

----------
(1) Rating designations include (+) or (-) modifiers to the S&P rating where appropriate and (1), (2) or (3)
    modifiers to the Moody's rating where appropriate, except that corporate debt obligations rated "CCC-" may not be included in determining compliance with Surety Assets Coverage. In the event that a corporate debt obligation has received a different rating from S&P than from Moody's, the restrictions relating to the lower rating will apply. See Appendix D for further information concerning S&P's and Moody's rating categories. If only one of the Rating Agencies has issued a rating for such instrument, then only the rating of such agency is required; provided, however, that not more than 15% of the aggregate market value of the rated corporate debt obligations included in determining compliance with Surety Assets Coverage shall be comprised of corporate debt obligations having a rating from only one of such agencies.
(2) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category, except that the calculations with respect to commercial paper investments constituting corporate bonds shall be made separately and independently of, but on the same basis as, the cumulative total guidelines applicable to other types of corporate debt obligations. To the extent the relevant limitation is less restrictive than that set forth under "Investment Restrictions" below, the more restrictive limitation shall apply.
(3) 20% of the aggregate value of all corporate debt obligations in these rating categories may be from issues with an original issue size of greater than or equal to $50 million and less than $100 million.
(4) Corporate debt obligations in this rating category must be subordinated debt of the issuer with an implied senior rating of "B-" or higher (i.e., that such subordinated debt would have a rating of "B-" or higher if it were senior debt of the issuer) if rated by S&P to be included in determining compliance with Surety
    Assets Coverage. The aggregate market value of corporate debt obligations in this rating category in excess of 20% of the aggregate market value of the Fund's eligible portfolio assets will not be included in determining such compliance.
(5) Nonrated/unregistered corporate bonds may not constitute more than 30% of the aggregate market value of the
    Fund's eligible portfolio assets. Not more than 18% of the aggregate market value of the Fund's eligible portfolio assets may consist of nonrated/unregistered corporate bonds from issues with original issue sizes of $50 million or more but less than $100 million, provided that not more than 9% of the aggregate market value of the Fund's eligible portfolio assets may consist of nonrated/unregistered corporate bonds from issues with an original issue size of $50 million or more but less than $75 million.
(6) Represents commercial paper investments.

    Additionally, under the Surety Investment Guidelines, the Fund may not (i) acquire or otherwise invest in (A) repurchase agreements except repurchase agreements with a remaining term to maturity of not more than 30 days, (B) reverse repurchase agreements, (C) futures contracts or (D) options on futures contracts except to the extent such options do not exceed 5% of the total assets of the Fund, (ii) engage in short sales, (iii) overdraw any bank account, (iv) write options on portfolio securities other than call options on securities held in the Fund's portfolio or that the Fund has an immediate right to acquire through conversion or exchange of securities held in its portfolio or (v) engage in the lending of portfolio securities. The Fund does not currently intend to utilize any of the prohibited investment strategies as described above. However, the Fund could utilize any of the foregoing with the written consent of Financial Security, and therefore, the Fund may use such strategies in the future.

PORTFOLIO MATURITY AND TURNOVER

    The Fund's holdings may include issues of various maturities. Ordinarily, the Fund will emphasize investments in medium and longer term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending primarily upon the Investment Adviser's outlook for interest rates. To the extent the weighted average maturity of the Fund's portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates, creditworthiness and general economic conditions. As of March 8, 1996, the weighted average maturity of the Fund's portfolio holdings was 7.35 years. The weighted average of the Fund's portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of the Fund's portfolio will, under normal conditions, exceed 15 years.

    The Investment Adviser actively makes portfolio adjustments that reflect the Fund's investment strategy, but does not trade securities for the Fund for the purpose of seeking short-term profits. It will, however, change the Fund's securities, regardless of how long they have been held, when it believes doing so will further the Fund's investment objective.

    In light of the Fund's investment objective and policies, it is anticipated that the Fund's portfolio turnover rate generally will not, although it may, from time to time, exceed 100% per annum. A 100% annual turnover rate would occur, for example, if all the securities in the Fund's portfolio were replaced once within a period of one year. The Fund does, however, reserve full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when investment strategy remains relatively constant. A high rate of portfolio turnover will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokerage commissions. The Fund's portfolio turnover rates for the fiscal years ended October 31, 1993, 1994 and 1995 were 117.20%, 72.00% and 80.71%, respectively.

CERTAIN INVESTMENT STRATEGIES

    The Investment Adviser reserves the right to employ the strategies described below in order to help achieve the Fund's investment objective. Such strategies include the lending of portfolio securities, the short sale of securities and the use of futures contracts and options thereon, reverse repurchase agreements and repurchase agreements (other than certain repurchase agreements with qualified depository institutions having maturities not longer than one day). Unless so stated below, there are no limits to the Fund's use of these investment strategies. The Fund's Board of Directors has adopted an operating policy under which the Fund will not subject more than 5% of its total net assets to investment techniques such as options, futures contracts and related options, foreign currency transactions, interest rate transactions, and similar techniques such as hedging or investment techniques. In addition, the respective Investment Guidelines, as well as other terms of the Surety Arrangement, may have the effect of limiting the Fund's use of other investment strategies described below, such as investments in foreign securities and the use of options, to the extent such investments are not eligible for inclusion in the discounted value of the Fund's portfolio.

    Securities Loans. The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

    When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). The Fund will invest in when-issued and delayed delivery securities in order to lock in a favorable rate of return. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's custodian bank will maintain, in a separate account of the Fund, cash or United States government or other high quality debt securities from its portfolio, marked to market daily and having value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other portfolio obligations, incur a gain or loss due to market fluctuation. The Fund is dependent on the other party to successfully complete when-issued and delayed delivery transactions. If such other party fails to complete its portion of the transaction, the Fund will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account.

    Repurchase Agreements. The Fund may enter into repurchase agreements on up to 25% of the value of its total assets. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to re-sell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will invest in repurchase obligations to assist in the management of its portfolio and also to obtain additional revenue and thereby maximize shareholders' value. It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the United States government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Investment Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Investment Adviser will also evaluate the creditworthiness of the repurchase agreement sellers with whom the Fund does business and will monitor their creditworthiness during the period of any repurchase agreement. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

    Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will undertake reverse repurchase transactions to assist in the management of its portfolio and to obtain additional liquidity in its portfolios. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require that if securities are sold by the Fund under a reverse repurchase agreement, the Fund will maintain in a segregated account of the Fund established with the Custodian, cash or United States government or other high quality debt securities from its portfolio, marked to market daily and having a value equal to the proceeds received on any sale subject to repurchase plus interest. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described below under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements and will enter into such agreements only so long as it is not in violation of Section 18 of the 1940 Act.

    Foreign Investments. The Fund may invest up to 10% of the value of its total assets in securities principally traded in foreign markets and Eurodollar certificates of deposit issued by branches of U.S. banks. Foreign investments may involve risks not present to the same degree in domestic investments, such as future political and economic developments, the imposition of withholding taxes on interest income, seizure or nationalization of foreign deposits, the establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal of and interest on such obligations. Foreign securities may be less liquid and more volatile than U.S. securities, and foreign accounting and disclosure standards may differ from U.S. standards. In addition, settlement of transactions in foreign securities may be subject to delays, which could result in adverse consequences to the Fund including restrictions on the subsequent resale of such securities. The value of foreign investments may rise or fall because of changes in currency exchange rates. In addition, the costs of exchanging foreign currencies for payments in U.S. dollars and nonnegotiated brokerage commissions in foreign countries may reduce the yield on foreign securities. In the event of a default in payment on foreign securities, the Fund may incur increased costs to obtain a judgment against the foreign issuer in the United States or abroad. The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts to hedge against possible fluctuations in exchange rates that may affect the yield of the Fund when the foreign currencies are converted in payment in U.S. dollars. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Fund will use currency transactions only for hedging and not speculation. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund's dealings in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in the currency.

    The Fund may not use position hedging with respect to a particular currency to an extent greater than the aggregate market value (at the time of entering into the position hedge) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency. If the Fund enters into a position hedging transaction, the Fund's custodian will place cash or U.S. Government securities or other high grade liquid debt securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the forward contract.

    Options. The Fund may write (sell) call options which are traded on national securities exchanges with respect to securities in its portfolio. The Fund may only write "covered" call options, that is, options on securities it holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The Fund may write call options on its portfolio securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible market decline. In view of its investment objective, the Fund generally would write call options only in circumstances in which the Investment Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood that the Fund will be able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. The extent to which the Fund may enter into transactions involving call options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

    Futures Contracts and Related Options. The Investment Adviser does not currently intend that the Fund will trade in futures contracts or related options and has no experience in doing so. However, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. This technique could be employed if the Investment Adviser anticipates that interest rates may rise, in which event the Fund could sell a futures contract to protect against the potential decline in the value of its portfolio securities. Conversely, if declining interest rates were anticipated, the Fund could purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. However, employing this technique effectively requires skills that are different from those required to select portfolio securities and the Investment Adviser has no experience in using this technique.

    Under the regulations of the U.S. Commodity Futures Trading Commission ("CFTC"), the Fund will not be considered a "commodity pool", as defined under such regulations, as a result of entering into transactions in futures contracts and options on futures contracts, provided, among other things, that: (1) such transactions are entered into solely for bona fide hedging purposes, as defined under CFTC regulations; or (2) the aggregate initial margin and premiums for any other such transactions entered into does not exceed 5% of the Fund's total assets (after taking into account any unrealized profits and losses). The extent to which the Fund may enter into transactions involving futures contracts also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

    Risks of Hedging Transactions. The use of options, financial futures and options on financial futures may involve risks not associated with other types of investments which the Fund intends to purchase and it is possible that a portfolio that utilizes hedging strategies may not perform as well as a portfolio that does not make use of such devices. In particular, the Fund's positions in options and financial futures may be entered and closed out only on a federally licensed exchange which provides a market therefor, and there can be no assurance that a liquid market will exist for any particular option or futures contract. Because financial futures and related options markets generally impose limits on daily price movement, it is possible that the Investment Adviser will not be able to close out hedge positions promptly. The inability to close out options and futures positions could have an adverse impact on the Fund's ability to hedge its securities effectively and might, in some cases, require the Fund to deposit substantial amounts of additional cash to meet applicable margin requirements. The Fund's ability to hedge effectively through transactions in financial futures or options depends on the degree to which price movements, which include, in part, changes in interest rates, in the Fund's holdings correlate with price movements of the hedging instruments. Inasmuch as the Fund's options and futures will not duplicate such underlying securities, the correlation will probably not be perfect. Consequently, the prices, which include, in part, changes in interest rates, of the securities being hedged may not move in the same amount as the hedging instrument. It is possible that there may be a negative correlation between the hedging instrument and the hedged securities, which would prevent the Fund from achieving the anticipated benefits of hedging transactions or may cause the Fund to realize losses and thus be in a worse position than if such strategies had not been used.

    Additional Leverage. The Fund has reserved the right to borrow money to the extent such borrowing would not result in a violation of the 1940 Act Asset Coverage (as defined under "Description of Notes -- Asset Maintenance") and would not otherwise violate Section 18 of the 1940 Act or restrictions imposed by the Insurance Agreement (as defined below). The Fund may borrow to the extent then permitted by the 1940 Act through the public or private issuance of debt securities and/or from lenders of all types, such as banks, savings and loan associations, insurance companies and similar financial institutions. In addition, the Fund may borrow up to 5% of its total assets for temporary purposes. To the extent permitted by the 1940 Act, the Fund may also borrow additional amounts as it redeems Notes and Preferred Shares.

    At the date hereof, the Fund is considering various refinancing alternatives with respect to its leverage. Additionally, following the completion of the Offer, it is the intention of the Fund, subject to market conditions, to add incremental leverage (to the extent permitted under the 1940 Act) such that the percentage of the Fund's assets representing leverage is approximately the same as it was prior to the Offer. See "Risk Factors and Special Considerations" for a discussion of certain risks associated with borrowings by the Fund.

    The Fund may also elect to sell additional Preferred Shares in the event such shares can be issued and sold upon favorable terms. See "The Offer -- Purpose of the Offer" and "Description of Capital Stock."

INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

    The Fund may not:

        1. Borrow money (through reverse repurchase agreements or otherwise) to the extent such borrowing would result in a violation of 1940 Act Asset Coverage or otherwise result in a violation of Section 18 of the 1940 Act, or issue any senior securities (as defined in the 1940 Act) other than Notes, Preferred Shares or debt instruments related to borrowings described under "Investment Policies and Limitations -- Certain Investment Strategies -- Additional Leverage" to the extent such instruments are deemed to constitute senior securities; provided that for this purpose temporary borrowings in an amount not exceeding 5% of the Fund's total assets (not including the amount borrowed) shall not be deemed a senior security. Pursuant to Section 18 of the 1940 Act, not more than 33 1/3% of the Fund's capital structure may consist of borrowings representing indebtedness, such as the Notes, and not more than 50% of the Fund's capital structure may consist of borrowings represented by indebtedness, such as the Notes, and senior securities of a class which is stock, such as the Preferred Shares.

        2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

        3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin payments in connection with transactions in futures contracts and options.

        4. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

        5. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, the Fund may be deemed to be an underwriter under the federal securities laws.

        6. Purchase or sell real estate, although the Fund may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate and securities representing interests in real estate.

        7. Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts and related options as provided herein.

        8. Make loans, except by purchase of debt obligations in which the Fund may invest consistently with its investment policies, by entering into repurchase agreements with respect to not more than 25% of the value of its total assets, or through the lending of its portfolio securities with respect to not more than one-third of the value of its total assets.

        9. Invest in securities of any issuer, if, to the knowledge of the Fund, officers and Directors of the Fund and officers and directors of the Investment Adviser who beneficially own more than 0.50% of the securities of that issuer together own more than 5% of such issuer.

        10. With respect to 75% of the value of the Fund's total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

        11. With respect to 75% of the value of the Fund's total assets, acquire more than 10% of the outstanding voting securities of any issuer.

        12. Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

        13. Invest more than 30% of the market value or other fair value of its total assets in securities that are not readily marketable, including those that are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held in the portfolio of the Fund or to repurchase agreements that have a maturity of seven days or less; however, the Fund will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other securities that are not readily marketable, exceed 30% of the market or other fair value of the Fund's total assets.

        14. Invest in the securities of other registered investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions.

        15. Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

        16. Make investments for the purpose of exercising control or management over the issuer of any security.

        17. Write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures contracts or related options, except that the Fund may write call options and invest in futures contracts and related options as provided in "Investment Guidelines -- Certain Investment Strategies -- Options" and "-- Futures Contracts and Related Options."

    Although the provisions of restrictions 2 (with respect to futures contracts), 3 and 7 permit the Fund to engage in certain practices to a limited extent, the Fund does not have any current intention of engaging in such practices. See "Investment Policies and Limitations -- Certain Investment Strategies -- Futures Contracts and Related Options." Further, as noted, certain practices are subject to the condition that they not adversely affect the then current ratings of the Fund's outstanding securities and are subject to the prior written approval of Financial Security.

    Because they are fundamental policies, the 1940 Act requires that the foregoing Investment Restrictions may not be changed without the approval of the holders of a majority of the outstanding shares of Common Stock and a majority of the outstanding Preferred Shares, voting as separate classes, which, for purposes of the 1940 Act, means for each class the lesser of (a) more than 50% of the total number of outstanding shares of such class or (b) 67% or more of the shares of such class present or represented at a meeting at which more than 50% of the outstanding shares of such class are present or represented by proxy.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

    An Investment in the Fund is subject to a number of risks and special considerations, including the following:

DILUTION

    An immediate dilution of the aggregate net asset value of the shares of Common Stock owned by Record Date Shareholders who do not fully exercise their Rights is likely to be experienced as a result of the Offer because the amounts received by the Fund with respect to the Subscription Price (after payment of soliciting fees and other expenses of the Offer) are likely to be less than the Fund's net asset value per share and because the number of shares outstanding after the Offer is likely to increase in a greater percentage than the increase in the size of the Fund's assets. Because the amounts received by the Fund with respect to the Subscription Price (after payment of soliciting fees and other expenses of the Offer) are likely to be less than the net asset value per share when shares are issued upon the exercise of Rights, as a result of the terms of the Offer, Record Date Shareholders are likely to experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their Rights. In addition, Record Date Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Although it is not possible to state precisely the amount of such a decrease in net asset value per share (and in the case of Record Date Shareholders who do not fully exercise their Rights, in the aggregate net asset value of their shares), because it is not known at this time what the Subscription Price will be, what the net asset value per share will be on the Expiration Date or what proportion of the Shares will be subscribed for, such dilution could be substantial. For example, assuming (i) that all Rights are exercised by Record Date Shareholders and the purchases of Shares upon the exercise of such Rights are solicited by the Dealer Manager or a broker-dealer, as the case may be and (ii) that the Subscription Price is $ _____ per share which is the Fund's net asset value per share, the Fund's net asset value per share (after payment of the Dealer Manager and soliciting fees and estimated offering expenses) would be reduced by approximately $ _____ per share or %. Assuming (i) that all Rights are exercised by other holders of Rights and the purchases of Shares upon the exercise of such Rights are solicited by the Dealer Manager or a broker-dealer, as the case may be and (ii) that the Subscription Price is $ _____ per share which is the Fund's net asset value per share, the Fund's net asset value per share (after payment of the Dealer Manager and soliciting fees and estimated offering expenses) would be reduced by approximately $ _____ per share or _____ %. The Fund cannot predict what portion of any Shares sold will be purchased by Record Date Shareholders as compared to other holders of Rights or what portion of the purchases will be solicited by participating broker-dealers. The distribution to shareholders of transferable Rights which themselves may have a realizable value will afford non-participating shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as compensation for the possible dilution of their interest in the Fund.

RISK OF LEVERAGE

    The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies, including a higher volatility of the net asset value of the Common Stock and potentially more volatility in the market value of the Common Stock. Because the Fund will pay interest on the Notes and accumulated dividends on the Preferred Shares, an increase or decrease in capital or income of the Fund will have an increased effect on the Common Stock. For a description of the Notes and Preferred Shares, see "Description of the Notes" and "Description of Capital Stock." Any investment income or gains earned from the capital contributed by the purchasers of the Notes and the Preferred Shares which is in excess of interest and dividends due thereon will cause the value of and dividends, if any, on the Common Stock to rise more quickly than would otherwise be the case. Conversely, if the investment performance of the capital contributed by the purchasers of the Notes and the Preferred Shares fails to cover the interest and dividends on such capital, the value of the Common Stock may decrease more quickly than would otherwise be the case and dividends thereon will be reduced or eliminated. This is the speculative effect of "leverage."

    Fluctuations in short-term dividend rates will affect the dividend rate per annum ("Applicable Rate") on the Preferred Shares, and, in turn, will affect the yield to holders of Common Stock, with increases in such rates decreasing such yield. Short-term and long-term interest rates change from time to time as does their relationship to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between short-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term rates may substantially increase relative to the rates of longer term obligations in which the Fund may be invested. To the extent that the Applicable Rate on the Preferred Shares approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Stock will be reduced, and if the Applicable Rate on the Preferred Shares were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not leveraged.

    The interest rate on the Notes is a fixed annual rate of 6.53%, and the most recent Applicable Rate is 5.28% on the Preferred Shares. Based on the interest rate payable on the Notes and the current Applicable Rate payable on the Preferred Shares, the annual return of the Fund's portfolio must equal at least 1.74% in order to cover the interest payments on the Notes and the dividend payments on the Preferred Shares.

    Since any decline in the net asset value of the Fund's investments will be borne entirely by holders of Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for the Common Stock. In an extreme case, if the Fund's current investment income were not sufficient to meet dividend requirements on the Preferred Shares or interest payments on the Notes, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value attributable to the Common Stock. In addition, a decline in the net asset value of the Fund's investments may affect the ability of the Fund to make dividend payments on its Common Stock and such failure to pay dividends or make distributions may result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code. The Notes and the Preferred Shares may constitute a substantial lien and burden on the Common Stock by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In addition, the Fund may borrow up to 5% of its total assets for temporary purposes and, to the extent that Notes or Preferred Shares are repaid or redeemed, may issue or incur additional senior securities or indebtedness. The Fund has also reserved the right to borrow money and to enter into reverse repurchase agreements. See "Investment Policies and Limitations -- Certain Investment Strategies."

    The Fund may, if market conditions are appropriate, increase its level of debt or other senior securities or refinance the Fund's current level of debt or other senior securities in order to maintain or increase the level of leverage that exists prior to this offering. At the date hereof, the Fund is considering various refinancing alternatives with respect to its leverage. Additionally, following the completion of the Offer, it is the intention of the Fund, subject to market conditions, to add incremental leverage (to the extent permitted under the 1940 Act) such that the percentage of the Fund's assets representing leverage is approximately the same as it was prior to the Offer.

    The following table illustrates the effect of leverage (using senior securities -- i.e., $20 million of Notes and 200 Preferred Shares with a $20 million liquidation preference) on the return of a holder of Common Stock, assuming the annual returns set forth in such table and assuming a fixed annual rate of 6.53% payable on the Notes and an Applicable Rate of 5.28% (which is the most recent Applicable Rate payable on the Preferred Shares):

--------------------------------------------------------------------------------
Assumed Return on Portfolio
  (Net of Expenses) ...........     -10%      -5%       0%       5%      10%
Corresponding Return to
  Common Stockholder ..........  -16.63%   -9.55%   -2.46%    4.62%   11.71%
--------------------------------------------------------------------------------

    The purpose of the foregoing table is to assist the investor in understanding the effects of leverage. The figures in the table are hypothetical and the actual returns to a holder of Common Stock may be greater or less than those appearing in the table.

DISCOUNT FROM NET ASSET VALUE

    Shares of closed-end funds frequently trade at a market price which is less than the value of the net assets attributable thereto. The possibility that shares of the Fund will trade at a discount from net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. It should be noted, however, that in some cases, shares of closed-end funds may trade at a premium. The Fund's shares have traded in the market above, at, and below net asset value since the commencement of the Fund's operations. See "Trading and Net Asset Value Information." In addition, the net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed-income securities, the net asset value of the shares of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline.

HIGH-YIELD, HIGH RISK INVESTMENTS

    The Fund is designed for long-term investors who can accept the risks entailed in seeking a high level of current income available from investments in long-term, high-yielding, medium and lower quality, fixed-income securities. Consistent with a long-term investment approach, investors in the Fund should not rely on the Fund for their short-term financial needs. The principal value of the lower quality securities in which the Fund invests, will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the individual issuer. Although the Fund seeks to reduce risk by portfolio diversification, extensive credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate risk.

    Fixed-income securities offering the high current income sought by the Fund will ordinarily be in the lower rating categories of recognized rating agencies or will be nonrated. The values of such securities tend to reflect individual corporate developments or adverse economic changes to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of "high-yield," high risk securities and thus in the Fund's net asset value. Further, these fixed-income securities are considered by the Rating Agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories; the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. The "high-yield," high risk securities held by the Fund are frequently subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid than the market for higher rated securities. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of the Fund's investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

    Some of the lower-rated securities in which the Fund invests were issued to raise funds in connection with the acquisition of a company, in a so-called "leveraged buy-out" transaction. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

    Generally, when interest rates rise, the value of fixed rate debt obligations, including "high-yield," high risk securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a "high-yield," high risk security containing a redemption or call provisions exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders.

    The market for "high-yield," high risk securities has expanded rapidly in recent years and is relatively new. This expanded market has not yet completely weathered an economic downturn. A further economic downturn or an increase in interest rates could have a negative effect on the "high-yield," high risk securities market and on the market value of the "high-yield," high risk securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings. During 1989 and 1990, the level of "high-yield" debt security defaults increased as many issuers were unable to obtain funds through financial intermediaries or the public "high-yield" market. The effect of these developments on the Fund was a substantial decline in the Fund's net asset value and a substantial reduction in the Fund's monthly dividend. Also, the forced liquidation of a substantial portion of the Fund's portfolio in order to repay the Senior Extendible Notes resulted in the realization of substantial capital losses, and this severely limited the ability of the Fund to return to its original net asset value as the high-yield market improved. The high-yield market decline reversed in the fourth quarter of 1990 and by mid year 1991, after reinvesting a substantial amount of its cash, the Fund's net asset value had improved substantially but to a level far less than the net asset value at the time the Fund commenced operations.

    The high-yield market, as measured by the CS First Boston High Yield Index, posted total annual returns of 43.75%, 16.66%, 18.91%, -0.97% and 17.38% for the calendar years 1991, 1992, 1993, 1994 and 1995, respectively. For the two month period ended February 29, 1996, the CS First Boston High Yield Index produced a total return of 2.44% and for the trailing twelve month period produced a total return of 16.14%. The ten year U.S. Treasury Bond produced a total return of 16.46%, 6.52%, 11.94%, -6.08% and 23.68% for the calendar years 1991, 1992,
1993, 1994 and 1995, respectively. See "Financial Information Summary" for information concerning the Fund's return.

    New issue activity of "high-yield" debt securities was low in 1991, by historical standards, totaling $10.1 billion with "high-yield" debt retirements totaling $26.0 billion. Net new issue activity of "high-yield" debt securities totaled $11.4 billion, $46.1 billion, $22.2 billion and $26.7 billion for the calendar years 1992, 1993, 1994 and 1995, respectively. Net new issue activity of "high-yield" debt securities for the two month period ended February 29, 1996 was $10.8 billion. The statistical information with respect to new issue activity is based on information the Fund obtained from the CS First Boston High Yield Handbook. The spread between the yield on U.S. Treasury securities and the high-yield market has fluctuated between 400 and 600 basis points (4.0% to 6.0%) during the 1992 to 1995 period, which is more in line with the historical spread relationship.

    Since 1978, the historical weighted default rate on "high-yield" debt securities has been 2.2%. The default rates on "high-yield" debt securities for the calendar years 1990, 1991, 1992, 1993, 1994 and 1995 were 7.98%, 9.33%,
2.89%, 0.96%, 0.44% and 2.24%, respectively. The default rate on "high-yield" debt securities for the two month period ended February 29, 1996 was 0.15%. The defaulted amount of "high-yield" debt securities was $18.1 billion in 1990, $20.7 billion in 1991, $6.5 billion in 1992, $24.0 billion in 1993, $1.3 billion in 1994 and $6.6 billion in 1995. The defaulted amount on "high-yield" debt securities for the two month period ended February 29, 1996 was $435 million. The statistical information with respect to historical default rates and amounts is based on information the Fund obtained from the CS First Boston High Yield Handbook.

    The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of "high-yield," high risk securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Investment Adviser considers ratings of recognized rating services such as Moody's and S&P, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain "high-yield," high risk securities whose credit ratings have changed (see Appendix D for a description of Moody's and S&P's ratings of "high-yield" securities). As of March 15, 1996, approximately 99.71% of the Fund's total assets was invested in fixed-income securities regarded by the Rating Agencies as below investment grade (that is rated Ba1 or lower by Moody's or BB+ or lower by S&P).

    At times a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers. Although the Fund generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, the Fund may also find it more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. The Fund, in most instances, utilizes an independent pricing service to determine the fair value of its securities for financial statement purposes since market quotations are not readily ascertainable. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

DIVIDENDS AND DISTRIBUTIONS

    The Fund will not be permitted to declare dividends or other distributions with respect to the Common Stock or the Preferred Shares or purchase shares of Common Stock or Preferred Shares unless at the time thereof the Fund meets certain asset coverage requirements, including those imposed by the 1940 Act. Failure to pay dividends or other distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code. See "Federal Taxation" and "Description of Capital Stock -- Dividends and Distributions." Further, upon any failure to pay dividends in an amount equal to two full years of dividends with respect to the Preferred Shares, the holders thereof shall have the right to elect a majority of the Directors until all accrued dividends have been provided for or paid. In the event the Fund fails to satisfy certain asset coverage requirements, the Fund may be required to effect mandatory partial redemptions of the Notes or (subject to certain limitations) Preferred Shares or in certain circumstances may result in the termination of the Surety Bond and the mandatory redemption of all of the Notes and the Preferred Shares. Redemptions of Preferred Shares and/or further redemptions of Notes would reduce the Fund's leverage and could negatively affect potential returns with respect to the Common Stock.

    Given the above-described investment risks inherent in the Fund, investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks before making an investment in the Fund.

                            DIRECTORS AND OFFICERS

    The Directors and officers of the Fund, their addresses and their principal occupations for at least the past five years are set forth below.

                                             POSITIONS HELD                           PRINCIPAL OCCUPATIONS
NAME AND ADDRESS                             WITH REGISTRANT           AGE             DURING PAST 5 YEARS
----------------                             ---------------           ---            ---------------------
Richard E. Omohundro, Jr.*(3)          President and Director          55      President or Co-President of
Prospect Street Investment                                                       Prospect Street Investment
  Management Co., Inc.                                                           Management Co., Inc. since June
60 State Street                                                                  1988.
Boston, MA 02109

John A. Frabotta*(2) ................  Vice President, Treasurer,      53      Vice President of Prospect Street
Prospect Street Investment               Director and Chief                      Investment Management Co., Inc.
  Management Co., Inc.                   Investment Officer                      since June 1988.
60 State Street
Boston, MA 02109

John S. Albanese(1)(2) ..............  Director                        44      Senior Counsel to Washington
7247 Kousa Lane                                                                  Headquarters Services (a
Springfield, VA 22152                                                            Department of Defense Agency)
                                                                                 since June 1992. Lieutenant Colonel
                                                                                 of the United States Army, serving on
                                                                                 active duty from 1977 to 1992 in
                                                                                 several legal positions.

C. William Carey(1)(3) ..............  Director                        59      Chairman and Chief Executive
Town & Country Corporation                                                       Officer of Town & Country
25 Union Street                                                                  Corporation since 1965.
Chelsea, MA 02150

Joseph G. Cote*(3) ..................  Director                        53      Co-President of Prospect Street
Prospect Street Investment                                                       Investment Management Co., Inc.
  Management Co., Inc.                                                           since August 1995 and from
60 State Street                                                                  February 1989 to November 1993.
Boston, MA 02109                                                                 Shareholder of Prospect Street
                                                                                 Investment Management Co., Inc. from
                                                                                 1989 to present. Co-President of
                                                                                 Prospect Street Senior Loan
                                                                                 Management Co., Inc.

Harlan D. Platt(1)(3) ...............  Director                        45      Professor of Finance and Insurance,
Northeastern University College                                                  Northeastern University, College
  of Business Administration                                                     of Business Administration, since
413 Hayden Hall                                                                  1981.

Boston, MA 02115

Christopher E. Roshier(3)(4) ........  Director                        49      Corporate Finance Director of
120 Strawberry Vale                                                              European Capital Company Limited
Twickenham,                                                                      since 1990. Director of a number
Middlesex TWI 4SH                                                                of other public and private
United Kingdom                                                                   companies in the United Kingdom.

Karen J. Thelen .....................  Secretary                       44      Vice President of Prospect Street
Prospect Street Investment                                                       Investment Management Co., Inc.
  Management Co., Inc.                                                           since December 1992. Assistant
60 State Street                                                                  Vice President of Prospect Street
Boston, MA 02109                                                                 Investment Management Co., Inc.
                                                                                 from December 1988 to December 1992.

----------
 * Directors who are "interested persons" of the Fund, as defined in the 1940 Act.
(1) Directors who are members of the Audit Committee of the Fund's Board of Directors.
(2) Elected by holders of the Preferred Shares.
(3) Elected by holders of the Common Stock and Preferred Shares voting together.
(4) Mr. Roshier is not a resident of the United States and has not authorized an agent to receive any notices.

    Pursuant to the Articles of Incorporation, holders of the Common Stock have voting rights of one vote per share and holders of the Preferred Shares have voting rights of one vote per $1,000 of liquidation preference without regard to any liquidation preference attributable to accumulated and unpaid dividends (i.e., 100 votes per Preferred Share); provided that all the votes represented by a single Preferred Share must be voted together. Under the Articles of Incorporation and the 1940 Act, the holders of the Preferred Shares, as a separate class, are entitled to elect two directors (at least one of whom is not an "interested person" as defined in the 1940 Act) with the other four Directors (at least two of whom are not "interested persons" as defined in the 1940 Act) elected by the holders of the Common Stock and the Preferred Shares, voting together; provided, however, that the holders of the Preferred Shares (or Financial Security pursuant to the Surety Custody Agreement), as a separate class, will be entitled to elect as a class the smallest number of additional Directors as shall be necessary to assure that a majority of the Directors has been elected by the holders of the Preferred Shares if the Fund fails to pay accumulated dividends on the Preferred Shares in an amount equal to two full years of dividends. See "Description of Capital Stock -- Voting." Election of Directors is noncumulative; accordingly, holders of a majority of the voting power represented by the outstanding shares of Common Stock and Preferred Shares, voting together as a single class, or a majority of the outstanding Preferred Shares, voting separately as a class, may elect all of the Directors who are subject to election by such class, as the case may be.

    The Fund pays each Director not affiliated with the Investment Adviser a fee of $10,000 per year plus $2,000 per Directors' meeting attended in person and $1,000 per Directors' meeting attended by telephone, together with actual out-of-pocket expenses relating to attendance at such meetings. In addition, the members of the Fund's Audit Committee, which consists of certain of the Fund's noninterested Directors, receive $1,000 for each Audit Committee meeting attended, other than meetings held on days on which there is also a Directors' meeting, together with actual out-of-pocket expenses relating to attendance at such meetings. Directors of the Fund, other than directors who are affiliates of the Investment Adviser, earned for the fiscal year ended October 31, 1995 aggregate remuneration of $76,500.

    The following table summarizes the compensation paid to the Directors and Officers of the Fund for the fiscal year ended October 31, 1995. The Fund is not part of a fund complex.

                                                          PENSION OR
                                                          RETIREMENT
                                                          BENEFITS           ESTIMATED
NAME OF                                AGGREGATE          ACCRUED AS         ANNUAL             TOTAL
DIRECTOR                               COMPENSATION       PART OF FUND       BENEFITS UPON      COMPENSATION
OR OFFICER                             FROM FUND          EXPENSES           RETIREMENT         FROM FUND
----------                             ------------       ------------       -------------      ------------
Richard E. Omohundro, Jr.              none               none               none               none
Harlan D. Platt                        $18,500            none               none               $18,500
C. William Carey                       $18,500            none               none               $18,500
Christopher E. Roshier                 $18,000            none               none               $18,000
John F. Barry*                         none               none               none               none
John S. Albanese                       $18,500            none               none               $18,500
John A. Frabotta                       none               none               none               none

------------
*Mr. Barry's term as a Director ended on March 1, 1996.

    The Articles of Incorporation limit the personal liability of Directors and officers to the Fund and its shareholders for monetary damages to the fullest extent permitted by Maryland law. Based upon Maryland law and the Articles of Incorporation, the Fund's Directors and officers have no liability to the Fund and its shareholders for monetary damages except (a) for, and to the extent of, actual receipt of an improper benefit in money, property or services, or (b) in respect of an adjudication based upon a finding of active and deliberate dishonesty which was material to the cause of action adjudicated. In accordance with the 1940 Act, the Articles of Incorporation do not protect or purport to protect Directors and officers against any liability to the Fund or its security holders to which they would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of their office.

    In addition, the Articles of Incorporation and bylaws provide that the Fund will indemnify its Directors and officers against liabilities and expenses in connection with the performance of their duties on behalf of the Fund to the fullest extent permitted by Maryland law, subject to the applicable requirements of the 1940 Act and the interpretation by the Staff of the SEC of such requirements. Under Maryland law and the Articles of Incorporation, the Fund is entitled and obligated to indemnify each Director or officer in connection with any proceeding to which such Director or officer is made a party by reason of service in his capacity as a Director or officer, unless it is established that
(1) the act or omission of the Director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, or (2) the Director or officer actually received an improper personal benefit in money, property or services, or (3) in the case of any criminal proceeding, the Director or officer had reasonable cause to believe that the act or omission was unlawful. The foregoing standards apply both as to third party actions and derivative suits by or in the right of the Fund. Indemnification may be against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the Director or officer in connection with the proceeding. If the proceeding is one by or in the right of the Fund, indemnification may not be made in respect of any proceeding in which the Director or officer shall have been adjudged to be liable to the Fund. In the view of the Staff of the SEC, an indemnification provision is consistent with the 1940 Act if it (i) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) and (i) of the 1940 Act ("disabling conduct") and
(ii) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct (including a dismissal for insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Directors who are neither "interested persons" of the Fund as defined in Section 2(a) (19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

    The indemnification rights provided or authorized by the Articles of Incorporation or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Fund has also obtained liability insurance at its expense for the benefit of its Directors and officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the Articles of Incorporation and applicable law.

HOLDINGS OF PREFERRED STOCK AND COMMON STOCK

    As far as is known to the Fund, no person owned beneficially five percent or more of the outstanding shares of Common Stock of the Fund at March 1, 1996. DTC holds of record 76% of the outstanding shares of Common Stock at March 1, 1996. All of the outstanding Preferred Shares, which represent less than 1% of the voting power of the Fund's outstanding shares (i.e., to the extent that the Common Stock and Preferred Shares are voted together), were owned of record by one institutional holder. As far as is known to the Fund, no person other than DTC owned of record or beneficially, shares of the Fund representing more than five percent of the voting power of the Fund's outstanding shares. The Investment Adviser of the Fund beneficially owned 50,464 shares of Common Stock at March 1, 1996.

    As of March 1, 1996, all Directors and officers of the Fund, owned in the aggregate less than 1% of the Common Stock. As of that date, no Directors or officers owned any of the Fund's Preferred Stock.

                            THE INVESTMENT ADVISER

THE INVESTMENT ADVISER

    The Investment Adviser is Prospect Street(R) Investment Management Co., Inc., a Massachusetts corporation having its principal offices at 60 State Street, Boston, Massachusetts 02109. Organized in June 1988, the Investment Adviser provides institutional clients with investment management services.

    Richard E. Omohundro, Jr., Co-President of the Investment Adviser, served as a Vice President (1978 to 1983) and a Managing Director (1983 to 1988) of Merrill Lynch and was Co-Manager of the Merrill Lynch High-yield Bond Group from 1978 through 1987. During that period, the Group raised approximately $13.6 billion in new "high-yield" securities through 107 issues and provided one of the largest secondary trading markets for "high-yield" securities. In 1987, the Group raised approximately $5.8 billion in new offerings of "high-yield" securities and employed over 40 persons. Mr. Omohundro provides general advisory assistance to, analyzes certain policy considerations with, and consults on a regular basis with, the Fund's portfolio manager.

    John A. Frabotta, a Vice President of the Investment Adviser, assists Mr. Omohundro in carrying on the business of the Investment Adviser. Mr. Frabotta was a Vice President of Merrill Lynch from 1979 through June 1988, during which time he performed various research, structuring and marketing functions involving "high-yield" securities. Mr. Frabotta has served as the Fund's portfolio manager since September, 1990. The principals of the Investment Adviser are also involved in the management of two other funds: Prospect Street(R) Senior Loan Portfolio, L.P. and Prospect International Portfolio. Prospect Street(R) Senior Loan Portfolio, L.P. is a $118 million portfolio investing in assignments of or participations in U.S. senior floating rate bank loans made primarily in connection with leveraged acquisitions and financings. These bank loans are acquired in the syndication phase and in the secondary market. Prospect International Portfolio is an offshore, closed-end fund investing in U.S. Government securities.

ADVISORY AGREEMENT

    The Investment Advisory Agreement between the Investment Adviser and the Fund (the "Advisory Agreement") provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the 1940 Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and compliance with the applicable provisions of the 1940 Act.

    The Investment Adviser is not dependent on any other party in providing the investment advisory services required for the management of the Fund. The Investment Adviser may, however, consider analyses from various sources, including broker-dealers with which the Fund does business. The Investment Adviser is also responsible for providing the Fund with such executive, data processing, clerical, accounting and bookkeeping services and statistical and research data as are deemed advisable by the Fund's Board of Directors (although the expenses thereof will be borne by the Fund as specified below), except to the extent these services are provided by an administrator or an accounting firm hired by the Fund.

    Under the Advisory Agreement with the Fund, the Investment Adviser receives a monthly advisory fee equal to 0.65% (on an annual basis) of the average weekly value of the total assets of the Fund, less accrued liabilities (excluding the principal amount of the notes and the liquidation preference of the preferred stock and including accrued and unpaid dividends on the preferred stock) up to and including $175,000,000 of such net assets, 0.55% on the next $50,000,000 of such net assets and 0.50% of the excess of such net assets over $225,000,000. However, for a period of one year commencing on the Expiration Date of the Offer, the Investment Adviser will waive its advisory fee with respect to any increase in the Fund's net assets resulting from the exercise of any rights pursuant to the Offer in order to mitigate the impact of the offering expenses of this Offer on the Fund and its shareholders. For the fiscal years ended October 31, 1993, 1994 and 1995, the dollar value of total advisory fees earned by the Investment Adviser aggregated approximately $527,643, $807,770 and $874,812, respectively.

    The Fund bears all costs of its operation other than those incurred by the Investment Adviser under the Advisory Agreement. In particular, the Fund pays investment advisory fees, fees and expenses associated with the Fund's administration, record keeping and accounting, fees and expenses for the custodian of the Fund's assets and the Surety Custodian under the Surety Arrangement, the premium payable in connection with the Surety Bond, legal, accounting and auditing fees, taxes, expenses of preparing prospectuses and shareholder reports, registration fees and expenses, fees and expenses for the transfer and dividend disbursing agent, the compensation and expenses of the Directors who are not otherwise employed by or affiliated with the Investment Adviser or any of its affiliates, and any extraordinary expenses. The Investment Adviser will reimburse the Fund for any expenses (excluding brokerage commissions, interest, taxes and litigation expenses) paid or incurred by the Fund in any year in excess of the most restrictive expense limitation which is imposed by any state and to which the Fund is then subject, if any. The Fund is not known to be subject to any state expense limitations. Under the Advisory Agreement, the Investment Adviser provides the Fund with office space, facilities and business equipment and provides the services of executive and clerical personnel for administering certain of the other affairs of the Fund. The Investment Adviser compensates Directors of the Fund if such persons are employed by the Investment Adviser or its affiliates.

    The Advisory Agreement became effective on March 1, 1994 upon approval by shareholders at a meeting held on March 1, 1994 and replaced the advisory agreement in effect prior thereto. The Advisory Agreement as approved by the shareholders included an increase in the level of advisory fees from 0.50% (on an annual basis) of the Fund's annual net assets to the fees set forth above. The Advisory Agreement was initially effective for a two year period and will continue in effect from year to year thereafter if approved annually (i) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities (as defined under "Investment Policies and Limitations"), voting as a single class, and (ii) by a majority of the Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. At a meeting held on December 12, 1995, the Board of Directors (including all Directors who are not "interested persons" of the Fund, as defined under the 1940 Act) unanimously approved the renewal of the Advisory Agreement for a one year term expiring on February 28, 1997. The Advisory Agreement terminates on its assignment by either party and may be terminated without penalty on not less than 30 nor more than 60 days' prior written notice at the option of either party thereto, or by the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, voting as a single class.

    The Advisory Agreement provides that the Investment Adviser shall only be liable for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Advisory Agreement.

                              PORTFOLIO TRADING

    The Investment Adviser is responsible for decisions to buy and sell securities and other portfolio holdings for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Fixed-income securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    In placing orders for portfolio securities of the Fund, the Investment Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking the most favorable price and execution, the Investment Adviser, having in mind the Fund's best interests, will consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Though the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread of commission available. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Investment Adviser will consider research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions with the Fund, the Investment Adviser or the Investment Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries. Such services are used by the Investment Adviser in connection with all of its investment activities and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such brokers may be used by the Investment Adviser in providing investment management for the Fund. Commission rates are established pursuant to negotiations based on the quality and quantity of execution services provided by the broker or dealer in light of generally prevailing rates. The management fee paid by the Fund will not be reduced because the Investment Adviser and/or other clients receive such services. The allocation of orders and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors.

    As permitted by Section 28(e) of the 1934 Act, the Investment Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Investment Adviser, an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

    For the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid no brokerage commissions for the execution of portfolio transactions. The rate of portfolio turnover for the fiscal years ended October 31, 1993, 1994 and 1995 was 117.20%, 72.00% and 80.71%, respectively.

                       DETERMINATION OF NET ASSET VALUE

    Net asset value of the Common Stock will be determined no less frequently than the close of trading on the Exchange (generally 4:00 P.M. New York time) on the last business day of each week (generally Friday). It will be determined by dividing the value of the net assets of the Fund (for the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (i) the Fund's liabilities (including the outstanding principal amount of the Notes and unpaid interest on the Notes), (ii) accumulated and unpaid dividends on the outstanding Preferred Shares and (iii) the aggregate liquidation value (i.e., $100,000 per share) of the outstanding Preferred Shares), by the total number of shares of Common Stock outstanding. In valuing the Fund's assets for all purposes other than the determination of the discounted value of such assets pursuant to the respective Investment Guidelines, portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security or option for which the primary market is on an exchange will be valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options for which the primary market is not on an exchange or which are not listed on an exchange will be valued at market value or fair value if no market exists. Securities and assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial condition of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same type at the time of purchase, special reports prepared by analysts, information as to any transaction or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

    Short-term debt securities which mature in less than 60 days will be valued at amortized cost if their term to maturity from the date of acquisition by the Fund was less than 60 days or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of acquisition by the Fund was more than 60 days, unless this method is determined by the Board of Directors not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest.

               SHARE REPURCHASES; CONVERSION TO OPEN-END STATUS

REPURCHASE OF SHARES

    Shares of closed-end investment companies frequently trade at a discount from net asset value. To address this possibility, the Board of Directors presently contemplates that the Fund may from time to time consider either the repurchase of shares of its Common Stock on the open market or the making of tender offers for such Common Stock. Since commencement of the Fund's operations, no such open market purchases or tender offers have been made. The Fund may borrow money to finance the repurchase of shares, subject to compliance with 1940 Act Asset Coverage, Section 18 of the 1940 Act and the other limitations described under "Investment Policies and Limitations -- Certain Investment Strategies -- Additional Leverage." Shares of Common Stock may not be repurchased, however, (i) if applicable asset coverage requirements under the 1940 Act (i.e., 300% with respect to the Notes and 200% with respect to the Preferred Shares) are not met or would not be met following such repurchase,
(ii) when payments of principal of or interest on the Notes are in default,
(iii) when dividends on the Preferred Shares are in arrears or Surety Asset Coverage is not maintained or (iv) if otherwise prohibited by applicable law.

    There can be no assurance that repurchases or tenders will result in the Common Stock trading at a price which is equal to its net asset value. The Fund anticipates that the market price of the Common Stock will usually vary from net asset value. The market price of the Common Stock will be determined, among other things, by the relative demand for and supply of the Common Stock in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Common Stock may be the subject of repurchases or tender offers from time to time may enhance its attractiveness to investors and thus reduce the spread between market price and net asset value that may otherwise exist.

    Although the Board of Directors believes that Common Stock repurchases and tenders generally would have a favorable effect on the market price of the Common Stock, it should be recognized that the acquisition of Common Stock of the Fund will decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio. Furthermore, any interest on borrowings to finance Common Stock repurchase transactions will reduce the Fund's net income.

    Even if a tender offer has been made, it is the Board's announced policy, which may be changed by the Board, not to accept tenders or effect repurchases if (1) such transactions, if consummated, would (a) result in the delisting of the Common Stock from the Exchange (the Exchange having advised the Fund that it would consider delisting if the aggregate market value of the Fund's outstanding publicly held Common Stock is less than $5.0 million, the number of publicly held shares of Common Stock falls below 600,000 or the number of round-lot holders falls below 1,200), (b) result in a violation of applicable asset coverage requirements, or (c) impair the Fund's status as a regulated investment company under the Internal Revenue Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase Common Stock; or (3) there is, in the Board's judgement, any material
(a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the Exchange or any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests, (d) limitation affecting the Fund or issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests, or (f) other event or condition which would have a material adverse effect on the Fund or its shareholders if shares of Common Stock were repurchased. The Board of Directors may modify these conditions from time to time in light of experience and may determine not to make a tender offer even if one of the above conditions exists. If a tender offer is made, such tender offer shall be made in accordance with the 1934 Act and the 1940 Act.

    Any tender offer made by the Fund will be at a price equal to the net asset value of the shares on a date subsequent to the Fund's receipt of all tenders. Each offer will be made and shareholders notified in accordance with the requirements of the 1934 Act and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. The Fund will purchase all shares tendered by a shareholder at any time during the period of the tender offer in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will be required to submit a check in an amount not to exceed $25 payable to the Fund, which will be used to help defray the costs associated with effecting the tender offer. This fee will be imposed upon each tendering shareholder whose tendered shares are purchased in the tender offer and will be imposed regardless of the number of shares purchased. The Fund expects the cost to the Fund of effecting a tender offer will be greater than the aggregate of all service charges received from those who tender their shares. Costs associated with the tender offer will be charged against capital of the Fund. During the period of a tender offer, the Fund's shareholders will be able to obtain the Fund's current net asset value by use of a toll-free telephone number.

    If the Fund must liquidate portfolio securities in order to purchase shares of Common Stock tendered, the Fund may realize gains and losses. Such gains, if any, may be realized on securities held for less than three months ("short short gain"). Because less than 30% of the Fund's gross income must be derived from the sale of disposition of stock and securities held less than three months for any taxable year in order to retain the Fund's tax status as a regulated investment company, any such short short gains would reduce the amount of gain on sale of other securities held for less than three months that the Fund could realize in the ordinary course of its portfolio management. See "Federal Taxation." The portfolio turnover rate of the Fund may or may not be affected by the Fund's repurchases of shares of Common Stock pursuant to a tender offer.

CONVERSION TO OPEN-END STATUS

    The Fund's Board of Directors may elect to submit to the holders of the Common Stock and the Preferred Shares at any time after December 5, 1993 a proposal to convert the Fund to an open-end investment company and in connection therewith to redeem or otherwise retire the Notes and the Preferred Shares as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to shareholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the Common Stock to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between yields on "high-yield" securities in the Fund's portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of a majority (as defined in the 1940 Act) of each class of the shares entitled to be voted on the matter. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Stock would no longer be listed on the Exchange. In the event the Fund converts to open-end status, the Fund would only be able to borrow through bank borrowings within certain limits and would not be allowed to have preferred stock.

             DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

    It is the Fund's present policy, which may be changed by the Board of Directors, to pay dividends on a monthly basis to holders of Common Stock of investment company taxable income (but not including short-term capital gains or "net capital gains," defined as the excess of net long-term capital gains over net short-term capital losses), and to distribute any net short-term capital gains and net capital gains annually. Under present law, if the Fund were to retain net capital gains, taxes would be imposed with respect to those amounts. See "Federal Taxation," "Description of Notes -- Asset Maintenance" and "Description of Capital Stock -- Dividends and Distributions" for a discussion of certain possible restrictions on the Fund's ability to declare dividends on the Common Stock.

    Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares of the Fund by State Street Bank and Trust Company (the "Bank"), as agent under the Plan, unless a shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee, or unless the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate (or whose broker or nominee elects not to participate) in the Plan, will be paid by check mailed directly to the record holder by the Bank, as dividend paying agent.

    The Bank will furnish each person who buys shares in the offering with written information relating to the Plan. Included in such information will be procedures for electing to receive distributions in cash (or, in the case of shares held in the name of a broker or nominee who does not participate in the Plan, procedures for having such shares registered in the name of the shareholder so that such shareholder may participate in the Plan).

    If the Directors of the Fund declare a dividend or capital gains distribution payable either in shares of Common Stock or in cash, as holders of Common Stock may have elected, then nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock valued at the lower of market price or net asset value. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants will be issued shares of Common Stock at the net asset value most recently determined as provided under "Determination of Net Asset Value," but in no event less than 95% of the market price. If the net asset value of the Common Stock at such time exceeds the market price of Common Stock at such time, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Bank will, as agent for the participants, buy Common Stock in the open market, on the Exchange or elsewhere, for the participants' accounts. If, before the Bank has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Bank may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund. The Bank will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

    The Bank maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in such accounts, including information needed by shareholders for personal and tax records. Common Stock in the account of each Plan participant will be held by the Bank in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

    There is no charge to participants for reinvesting dividends or capital gains distributions. The Bank's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Bank's open market purchases in connection with the reinvestment of dividends and capital gains distributions.

    The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid after written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or capital gains distribution. The Plan also may be amended or terminated by the Bank, with the Fund's prior written consent but, except when necessary or appropriate to comply with applicable law or the rules or policies of a regulatory body, only on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Bank at P.O. Box 8209, Boston, Massachusetts 02266.

                               FEDERAL TAXATION

    The following discussion offers only a brief outline of the federal income tax consequences of investing in the Common Stock. Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state and local taxes upon such an investment.

FEDERAL INCOME TAX TREATMENT OF THE FUND

    The Fund qualifies and elects to be treated as a regulated investment company of the Internal Revenue Code of 1986, as amended. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stocks, securities or currencies (including but not limited to, gains from options, futures and forward contracts); (b) derive in each taxable year less than 30% of its gross income from any of the following that are held for less than three months (i) stocks or securities, (ii) options, future or forward contracts, or (iii) foreign currencies (or foreign currency options, futures or forward contracts) that are not directly related to its principal business of investing in stocks and securities (or options and futures with respect to stocks or securities); and
(c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

    As a regulated investment company, in any fiscal year with respect to which the Fund distributes at least 90% of its investment company taxable income (which includes, among other items, dividends and interest but excludes net long-term capital gains in excess of net short-term capital losses), the Fund (but not its shareholders) generally will be relieved of U.S. federal income tax on its net investment income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to shareholders. To the extent the Fund retains its net capital gains for investment, it will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on the amount retained. See "Federal Income Tax Treatment of Holders of Common Stock" below. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To avoid the tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gains for investment.

    If in any taxable year the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, the Fund will be taxed in the same manner as an ordinary corporation, and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains.

    If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the Common Stock and/or the Preferred Shares until the asset coverage is restored. See "Description of Capital Stock -- Dividends and Distributions." Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income, as is required in order to qualify for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on its undistributed taxable income (including gain) or both.

    Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund intends to repurchase or redeem Notes and/or (to the extent permitted under the 1940 Act) Preferred Shares in order to maintain or restore the requisite asset coverage and avoid failure to remain qualified as a regulated investment company. The determination to repurchase or redeem Notes or Preferred Shares and the relative amounts of each to be repurchased or redeemed, if any, will be made in the sole discretion of the Fund. Furthermore, the Fund will be required to make mandatory partial redemptions of the Notes in the event failure to maintain 1940 Act Asset Coverage (as defined under "Description of Notes -- Asset Maintenance") is not cured in a timely manner. See "Description of Notes -- Events of Default."

    Use of the Fund's cash to repurchase or redeem Notes and/or Preferred Shares may adversely affect the Fund's ability to distribute annually at least 90% of its investment company taxable income, which distribution is required to qualify for taxation as a regulated investment company. The Fund may also realize income in connection with funding repurchases or redemptions of Notes or Preferred Shares, and such income would be taken into account in determining whether or not the above-described distribution requirements have been met. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of the Notes and/or Preferred Shares might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the facts and circumstances.

    The Fund's portfolio may include zero coupon bonds. Zero coupon bonds are original issue discount bonds which pay no current interest. Original issue discount is the excess (if any) of the stated redemption price at maturity of a debt instrument over the issue price of the instrument. Original issue discount on a taxable obligation is required to be currently included in the income of the holder of the obligation (i) on a ratable basis if the obligation was issued before July 2, 1982 and (ii) on a constant interest rate basis resembling the economic accrual of interest if the obligation was issued after July 1, 1982. The tax basis of the holder of an original issue discount debt instrument is increased by the amount of original issue discount thereon properly included in the holder's gross income as determined for federal income tax purposes. Current inclusion in gross income of original issue discount on a taxable debt instrument is required, even though no cash is received at the time the original issue discount is required to be included in gross income. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to the investors. The extent to which the Fund may liquidate securities at a gain may be limited by the 30% limitation discussed above.

    The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

    If the Fund fails to qualify as a regulated investment company for any year, it generally must pay out its earnings and profits accumulated in that year less an interest charge to the Treasury on 50% of such earnings and profits before it can again qualify as a regulated investment company.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF COMMON STOCK

    For any period during which the Fund qualifies as a regulated investment company for federal income tax purposes, dividends paid out of the Fund's net investment income and short-term capital gains to holders of Common Stock will be taxable as ordinary income. It is expected that dividends received by corporate shareholders will not be eligible for the dividends received deduction. Distributions of net long-term capital gains designated by the Fund as capital gain dividends, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and are not eligible for the dividends received deduction. Dividends and distributions will be taxable to shareholders as if actually distributed, even if they are reinvested in additional shares of the Fund. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date.

    Generally, dividends paid by the Fund are treated as received in the taxable year in which the distribution is made; however, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as received on December 31 of the year in which declared.

    Any distribution by the Fund to a holder of Common Stock not made out of the Fund's earnings and profits will be treated as a return of capital to each holder of Common Stock, will reduce the basis of each share of Common Stock with respect to which it is distributed and will be subject to tax as capital gain to the extent that the distribution exceeds the basis of the share of Common Stock with respect to which it is distributed. Investors should carefully consider the tax implications of buying shares of Common Stock just prior to a distribution, as the price of shares purchased at this time may reflect the amount of the forthcoming distribution which will, except in unusual circumstances, be taxable when received.

    After the close of each taxable year, the Fund will identify for its holders of Common Stock the portions of its distributions that are attributable to capital gains and to ordinary income, respectively.

    The Internal Revenue Code limits certain miscellaneous itemized deductions by individuals, including deductions of investment expenses, to the extent the aggregate of such deductions exceeds 2% of an individual's federal adjusted gross income. The Internal Revenue Code would treat such expenses incurred by a regulated investment company as being indirectly incurred by the shareholders of the investment company. Shareholder expenses of publicly offered regulated investment companies are exempted from the application of the 2% floor. Thus, the limitation will not apply with respect to indirect deductions through the Fund. Such expenses will also be fully deductible by the Fund's corporate shareholders.

    If the Fund suffers a net taxable loss in any taxable year, the holders of Common Stock will not be permitted to utilize that loss in their tax returns.

    Generally, gain realized by a shareholder on the sale of shares held for more than one year will be taxable as long-term capital gain. If a shareholder holds shares primarily for sale to customers in the ordinary course of business rather than for investment, any gain recognized on the sale of those shares would be taxable as ordinary income. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares. Shareholders who acquire shares on multiple dates should consult their tax advisers to determine how to allocate the cost of stock for basis purposes.

    In general, federal withholding taxes at a 30% rate or a lesser rate established by treaty will apply to distributions to shareholders (except to those distributions designated by the Fund as capital gains dividends) that are nonresident aliens or foreign partnerships, trusts or corporations to the extent that such income is not "effectively connected" with a U.S. trade or business carried on by the shareholders.

    In the event the Fund retains any net capital gains, it may designate such retained amounts as undistributed capital gains in a notice to its shareholders. In the event such a designation is made, shareholders subject to U.S. tax would include in income, as long-term capital gains, their proportionate share of such undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the 35% tax paid by the Fund. If the designation is made, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder would be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.

BACKUP WITHHOLDING

    The Fund may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or a shareholder has been notified by the U.S. Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Internal Revenue Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

OTHER TAXATION

    Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in the Common Stock.

                         DESCRIPTION OF CAPITAL STOCK

GENERAL

    The authorized capital stock of the Fund consists of 1,000 Preferred Shares, no par value, with a liquidation preference of $100,000 per share, and 100,000,000 shares of Common Stock, $.01 par value. As of March 1, 1996, 25,287,767 shares of Common Stock are outstanding and 200 Preferred Shares are outstanding. The Board of Directors reserves the right to issue Preferred Shares and Common Stock, from time to time, and any such shares shall be deemed "Preferred Shares" and "Common Stock," respectively. The Preferred Shares and the Common Stock issued are, or upon issuance will be fully paid and nonassessable and will have no preemptive rights or conversion rights. As used herein, the term "holder of Preferred Shares" refers to a beneficial owner of Preferred Shares unless the context otherwise requires.

DIVIDENDS AND DISTRIBUTIONS

    Dividends on the Preferred Shares are cumulative from the date on which such shares are originally issued (the "Original Issuance Date") and are payable, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, on the last day of successive 30-day periods (each, a "Dividend Payment Date") which commenced on January 19, 1989 (the 45th day after the Original Issuance Date), subject to certain exceptions. Dividends will be paid to the holders of the Preferred Shares on each Dividend Payment Date through DTC or a successor securities depository appointed by the Fund. The securities depository's normal procedures now provide for distribution of dividends in next-day funds settled through the New York Clearing House to broker-dealers acting as agent members on behalf of the holders of the Preferred Shares, who in turn are expected to distribute such dividends to the persons for whom they are acting as agent.

    The dividend rate (the "Applicable Rate") is reset generally every 30 days by an auction conducted on the first Business Day (an "Auction Date") next preceding the first day of the next Dividend Period; provided, however, if such day is a Thursday the Auction Date shall mean the Business Day next preceding such Thursday. Accordingly, for each dividend period after the initial dividend period, the dividend rate for the Preferred Shares will be the Applicable Rate per annum that results from an auction. Pursuant to a broker-dealer agreement (the "Broker-Dealer Agreement") between the Fund, Bear, Stearns & Co. Inc. ("Bear, Stearns") and Bankers Trust Company ("Bankers Trust"), Bankers Trust as the auction agent for the Preferred Shares will pay a quarterly service charge from funds provided by the Fund to Bear, Stearns, the Fund's exclusive broker-dealer with respect to the Preferred Shares, of 1/8 of 1% of the purchase price of Preferred Shares outstanding, prorated for the number of days in the related dividend period. To the extent that the Fund does not make dividend payments on the Preferred Shares on any Dividend Payment Date, such payments shall be made to the holders by Financial Security pursuant to the Surety Bond and thereafter Financial Security shall be subrogated to such holders' rights to receive such dividend payments when, as and if declared by the Board of Directors. See "Voting" below and "Surety Arrangement for Preferred Shares -- Surety Bond." The Fund has negotiated an extension of the Broker-Dealer Agreement with Bear, Stearns whereby Bear, Stearns has agreed to continue to act as the Fund's exclusive broker-dealer with respect to the Preferred Shares through December 4, 1998.

    Under the 1940 Act and the Articles of Incorporation, the Fund may not (i) declare dividends on the Preferred Shares if at the time thereof (and after giving effect thereto) asset coverage with respect to the Fund's senior securities representing indebtedness, including the Notes, would be less than 200% (or such higher percentage as may in the future be required by law) or (ii) declare any other distributions with respect to the Preferred Shares or purchase or redeem Preferred Shares if at the time of such declaration, purchase or redemption, as applicable (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including the Notes, would be less than 300% (or such higher percentage as may in the future be required by law). Further, the Fund may not declare dividends or other distributions on the Common Stock or purchase or redeem any shares of Common Stock if, at the time of the declaration, purchase or redemption, as applicable (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including the Notes, would be less than 300% (or such higher percentage as may in the future be required by law) or asset coverage with respect to the Fund's senior securities of a class which is stock, including the Preferred Shares, would be less than 200% (or such higher percentage as may in the future be required by law). See "Description of Notes -- Restrictive Covenants" for certain definitions relating to the foregoing restrictions. Under the Note Purchase Agreement, the declaration of dividends or other distributions on or the purchase or the redemption of Preferred Shares or Common Stock will be prohibited at any time payments of principal of or interest on the Notes are in default. In addition, the declaration of dividends or other distributions on or the purchase or redemption of Common Stock will be prohibited at any time dividends on the Preferred Shares are in arrears or Surety Assets Coverage is not maintained.

    Subject to the foregoing, and any requirements of Maryland law, to the extent that the Fund's net investment income for any year exceeds any current or accumulated dividends on the Preferred Shares, it will be distributed to the holders of the Common Stock. The term "net investment income" includes interest, dividends, short-term capital gains and other income received or accrued less interest payments with respect to the Notes, the advisory fee, bank custodian and surety custodian charges, the premium paid pursuant to the Surety Arrangement, taxes (except capital gains taxes) and other expenses properly chargeable against income, but does not include net capital gains, stock dividends, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. Any net capital gains (defined as the excess of net long-term capital gains over net short-term capital losses) of the Fund will be distributed annually to the holders of the Common Stock (subject to the prior rights of the holders of the Preferred Shares) subject to the foregoing and any requirements of Maryland law.

REDEMPTION

    To the extent permitted under the 1940 Act and Maryland law, the Fund may redeem at its option some or all of the Preferred Shares on any Dividend Payment Date (a "Preferred Stock Redemption"). The Fund shall be obligated (a) to redeem, no later than the last day specified for the redemption of Preferred Shares pursuant to a Redemption Request (as defined) from Financial Security the number of Preferred Shares specified in such Redemption Request (a "Mandatory Surety Redemption") and (b) to redeem all of the Preferred Shares at least one full Business Day prior to any expiration date of the Surety Bond if, 190 days prior to such expiration date, the Fund shall have failed to obtain from Financial Security an extension of the term of the Surety Bond pursuant to its terms (a "Mandatory Expiration Redemption"); provided that, under certain circumstances, no Mandatory Expiration Redemption shall be required if the Fund shall have obtained notice in writing from each of the Rating Agencies that such expiration of the Surety Bond will not adversely affect the then outstanding ratings of the Preferred Shares whether through obtaining a substitute surety bond or otherwise. Preferred Stock Redemptions and any Mandatory Surety Redemption or Mandatory Expiration Redemption will be made at a price equal to $100,000 per share plus accumulated and unpaid dividends through the date of redemption (whether or not declared by the Fund), except that if any such redemption is not made on a Dividend Payment Date, it will be made at a price equal to $100,250 plus accumulated and unpaid dividends through the date of redemption (whether or not declared by the Fund). Such redemptions may only be made by the Fund to the extent permitted under the 1940 Act and Maryland law, and provided neither principal nor interest payments with respect to the Notes are then in default. A holder of Preferred Shares may elect not to have its shares redeemed pursuant to a Mandatory Expiration Redemption by giving notice to the Fund or the paying agent for the Preferred Shares at least five days prior to the redemption date of its election to continue to hold its Preferred Shares. The Fund is obligated to meet certain Deposit Securities requirements pursuant to the Surety Arrangement to the extent necessary to satisfy a Mandatory Expiration Redemption. See "Surety Arrangement for Preferred Shares -- Insurance Agreement."

    Pursuant to the terms of the Insurance Agreement (as defined below), Financial Security is entitled to cause the Fund to redeem certain of the Preferred Shares to the extent permitted under the 1940 Act and Maryland law (and provided payments of principal of and interest on the Notes are not then in default), in the event that the Fund fails to maintain Surety Assets Coverage while any of the Preferred Shares are outstanding, and such failure is not cured within eight Business Days. See "Surety Arrangement for Preferred Shares -- Insurance Agreement." If on any date on which the payment of the redemption price would constitute a Scheduled Payment, the Fund shall default in making payment of such redemption price, Financial Security shall make such payments to the holders of Preferred Shares to be redeemed and shall thereafter be subrogated to all the rights of such holders with respect to their Preferred Shares. See "Voting" below and "Surety Arrangement for Preferred Shares -- Surety Bond."

LIQUIDATION RIGHTS

    Upon a liquidation, dissolution or winding up of the Fund (whether voluntary or involuntary), holders of the Preferred Shares then outstanding shall be entitled to receive, out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors (including the holders of the Notes) but before any distribution of assets is made to holders of the Common Stock or any other class of stock ranking junior to the Preferred Shares as to liquidation payments, a liquidation distribution in the amount of $100,000 per share plus an amount equal to accumulated and unpaid dividends (whether or not earned or declared by the Fund, but without interest) to the date of the final distribution. If, upon any liquidation, dissolution or winding up of the Fund, the assets of the Fund shall be insufficient to make such full payments to holders of the Preferred Shares, then such assets shall be distributed among the holders of Preferred Shares ratably, according to the respective amounts which would be payable on all such Preferred Shares if all amounts thereon were paid in full. So long as the Surety Bond is in effect, to the extent of any such insufficiency and provided Financial Security has consented to such liquidation, Financial Security will pay the remaining liquidation preference to the holders of the Preferred Shares at the time of liquidation. If Financial Security has not consented to such liquidation, it shall continue to guarantee Scheduled Payments on the Preferred Shares (including dividend payments and the liquidation preference to the extent thereof not paid in liquidation) until the expiration of the Surety Bond, at which time payment of the unpaid liquidation preference of the Preferred Shares shall be paid by Financial Security. See "Surety Arrangement for Preferred Shares -- Surety Bond." Unless and until payment in full has been made to the holders of the Preferred Shares of the liquidation distributions to which they are entitled, no dividends or distributions will be made to holders of the Common Stock or any other stock junior to the Preferred Shares on liquidation. After payment to the holders of the Preferred Shares of the full amount of the liquidation distributions to which they are entitled, such holders will not be entitled to any further participation in any distribution of assets of the Fund. Neither a sale, lease or exchange of all or substantially all of the property and assets of the Fund nor a consolidation or merger of the Fund with or into any other corporation or business trust will be deemed to be a liquidation, dissolution or winding up of the Fund.

    Upon any liquidation, the holders of the Common Stock, after required payments to the holders of the Preferred Shares, will be entitled to participate equally in the remaining assets of the Fund.

VOTING

    Except as noted below, the Common Stock and the Preferred Shares vote together as a single class. Holders of shares of Common Stock have voting rights of one vote per share and holders of the Preferred Shares have voting rights of one vote per $1,000 of liquidation preference without regard to any liquidation preference attributable to accumulated and unpaid dividends (i.e., 100 votes per Preferred Share); provided that all the votes represented by a single Preferred Share must be voted together. In elections of Directors, the holders of the Preferred Shares, as a separate class, vote to elect two Directors and the holders of the Common Stock and the Preferred Shares, voting together, will elect the remaining Directors. In addition, during any period (herein referred to as a "Voting Period") that dividends payable on Preferred Shares equal to two full years of dividends are unpaid, the holders of such Preferred Shares have the right to elect as a class the smallest number of additional Directors as shall be necessary to assure that a majority of the Directors has been elected by the holders of the Preferred Shares. The terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of Preferred Shares of the additional number of Directors which such holders are entitled to elect as a separate class. The persons elected by the holders of Preferred Shares, together with the incumbent Directors elected by the holders of the Common Stock and the Preferred Shares voting together, will constitute the duly elected Directors of the Fund. When all accumulated and unpaid dividends have been paid or provided for, the Voting Period shall end and the terms of office of the additional Directors shall terminate. Election of Directors is noncumulative; accordingly, holders of a majority of the voting power represented by the outstanding shares of Common Stock and Preferred Shares, voting together as a single class, or a majority of the outstanding Preferred Shares, voting separately as a class, may elect all of the Directors who are subject to election by such class, as the case may be.

    Pursuant to the Surety Custody Agreement, to the extent Scheduled Payments are paid by Financial Security pursuant to the Surety Bond, Financial Security shall have the right to exercise the voting rights (including any right to elect a majority of the Board of Directors described above) of the holders of the Preferred Shares with respect to which such Scheduled Payments have been made by Financial Security. See "Surety Arrangement for Preferred Shares -- Insurance Agreement." The assignment to Financial Security of the voting rights of the holders of the Preferred Shares shall terminate when the Fund has made payments on the Preferred Shares with respect to which Financial Security had made Scheduled Payments pursuant to the Surety Bond or the Fund has reimbursed Financial Security with respect to such Scheduled Payments.

    The Common Stock and the Preferred Shares each vote separately as a class on amendments to the Articles of Incorporation that would adversely affect their respective contractual rights as expressly set forth in the Articles of Incorporation. In addition to any other vote required by the Articles of Incorporation or applicable law, so long as any Preferred Shares are outstanding
(1) the Fund may not be voluntarily liquidated, dissolved or wound up, or merged into or consolidated with any other entity in a transaction in which it is not the successor entity, or converted to open-end status, and may not sell all or substantially all of its assets and may not engage in a statutory share exchange in which it is not the successor entity without the approval of at least a majority of the outstanding Preferred Shares and the outstanding shares of Common Stock, each voting as a separate class; (2) the adoption of any plan of reorganization adversely affecting either the Preferred Shares or the Common Stock shall require the approval of a majority of the outstanding shares of each such class so affected; (3) the approval of a majority of the outstanding Preferred Shares, voting separately as a class, shall be required to amend, alter or repeal any of the express preferences, rights or powers of holders of the Preferred Shares as set forth in the Articles of Incorporation, or increase or decrease the number of Preferred Shares authorized to be issued; and (4) so long as any Preferred Shares are outstanding, the approval of a majority (as defined under "Investment Objective and Policies") of the outstanding Preferred Shares and the outstanding shares of Common Stock, each voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's sub-classification as a closed-end investment company, changes in its investment objective or changes in the investment restrictions described under "Investment Policies and Limitations -- Investment Restrictions." The Common Stock and the Preferred Shares will also vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time, and, to the extent required under the 1940 Act, action by the Fund's shareholders shall require a vote of a majority of the Fund's outstanding voting securities as defined under "Investment Policies and Limitations."

    For purposes of any right of the holders of the Preferred Shares to vote on any matter, whether such right is created by the Articles of Incorporation, by statute or otherwise, a holder of a Preferred Share will not be entitled to vote and such Preferred Share will not be deemed to be outstanding for the purpose of voting or determining the number of Preferred Shares required to constitute a quorum, if prior to or concurrently with a determination of Preferred Shares entitled to vote or of Preferred Shares deemed outstanding for quorum purposes, as the case may be, a notice of redemption shall have been given in respect of such Preferred Share and Deposit Securities for the redemption of such Preferred Share shall have been deposited in trust, as provided above; provided, however, that the foregoing sentence shall not be applicable to the holders of Preferred Shares who elected to retain their Preferred Shares after notice of a Mandatory Expiration Redemption. The Fund is required by the rules of the Exchange to hold annual meetings of shareholders. The most recent annual meeting of shareholders was held on March 1, 1996.

                   SURETY ARRANGEMENT FOR PREFERRED SHARES

FINANCIAL SECURITY

    The information set forth below under this caption of this Registration Statement was furnished by Financial Security.

    General. Financial Security acts as surety under the Surety Bond by which Financial Security unconditionally and irrevocably guarantees Scheduled Payments on the Preferred Shares. Financial Security is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed, directly or through its subsidiaries, to engage in financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the United Kingdom.

    Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities -- thereby enhancing the credit rating of those securities -- in consideration for the payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

    Financial Security is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Holdings is owned approximately 51% by U S WEST Capital Corporation ("U S WEST"), 8% by Fund American Enterprises Holdings, Inc. ("Fund American") and 6% by The Tokio Marine and Fire Insurance Co., Ltd. ("Tokio Marine"). U S WEST is a subsidiary of U S WEST, Inc., which operates businesses involved in communications, data solutions, marketing services and capital assets, including the provision of telephone services in 14 states in the western and midwestern United States. Fund American is a financial services holding company whose principal operating subsidiary is one of the nation's largest mortgage servicers. Tokio Marine is a major Japanese property and casualty insurance company. U S WEST has announced its intention to dispose of its interest in Holdings as part of its strategic plan to withdraw from businesses not directly involved in telecommunications. Fund American has certain rights to acquire and vote additional shares of Holdings from U S WEST and Holdings. No shareholder of Holdings is obligated to pay any debt of Financial Security or any claim under any insurance policy issued by Financial Security or to make any additional contribution to the capital of Financial Security.

    The principal executive offices of Financial Security are located at 350 Park Avenue, New York, New York 10022, and its telephone number at that location is (212) 826-0100. At December 31, 1995, Financial Security and its subsidiaries had 164 employees.

    Reinsurance. Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or any of its domestic operating insurance company subsidiaries are reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit Financial Security's obligations under any financial guaranty insurance policy.

    Ratings of Claims-Paying Ability. Financial Security's claims-paying ability is rated "Aaa" by Moody's and "AAA" by S&P, Nippon Investors Service Inc. and Standard & Poor's (Australia) Pty. Ltd. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies. Copies of the statutory quarterly and annual statements filed with the State of New York Insurance Department by Financial Security are available upon request to the State of New York Insurance Department.

    Insurance Regulation. Financial Security is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of New York, its state of domicile. In addition, Financial Security and its insurance subsidiaries are subject to regulation by insurance laws of the various other jurisdictions in which they are licensed to do business. As a financial guaranty insurance corporation licensed to do business in the State of New York, Financial Security is subject to Article 69 of the New York Insurance Law which, among other things, limits the business of each such insurer to financial guaranty insurance and related lines, requires that each such insurer maintain a minimum surplus to policyholders, establishes contingency, loss and unearned premium reserve requirements for each such insurer, and limits the size of individual transactions ("single risks") and the volume of transactions ("aggregate risks") that may be underwritten by each such insurer. Other provisions of the New York Insurance Law, applicable to non-life insurance companies such as Financial Security, regulate, among other things, permitted investments, payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liability for borrowings.

SURETY BOND

    Concurrent with the issuance of the Preferred Shares in November 1988, the Fund caused Financial Security to deliver the Surety Bond to Bankers Trust Company, as custodian under a custody agreement (the "Surety Custody Agreement"), for the benefit of the holders of the Preferred Shares. Under the Surety Bond, Financial Security unconditionally and irrevocably guarantees to each holder of Preferred Shares, the full and complete payment of: (i) Scheduled Payments; and (ii) the amount of any payment on the Preferred Shares which subsequently is avoided in whole or in part as a preference under applicable law until and including such date on which the Preferred Shares are paid in full.

    "Scheduled Payments" shall mean (i) payments of dividends on the Preferred Shares which holders of the Preferred Shares would be entitled to receive on each Dividend Payment Date during the term of the Surety Bond (see "Expiration or Termination of the Surety Arrangement" below) in accordance with the terms of the Articles of Incorporation, without regard to whether the Fund has declared any such dividend or such dividend could have been legally declared by the Fund,
(ii) payment of the redemption price of the Preferred Shares, without regard to whether such redemption could have been legally made by the Fund (a) on the last date on which the Fund was to have redeemed the Preferred Shares as specified in a Redemption Request (as defined) given by Financial Security under the Insurance Agreement (as defined below) upon the occurrence of an Event of Default (as defined) under the Insurance Agreement in the event Financial Security has notified the Surety Custodian that such redemption is to be a Scheduled Payment and (b) on the date on which the Preferred Shares may be required to be redeemed upon expiration of the Surety Bond (as described under "Description of Capital Stock -- Redemption"), and (iii) payment of the liquidation preference on the Preferred Shares in the event of a liquidation of the Fund during the term of the Surety Bond on the date fixed for payment of such liquidation preference pursuant to the Articles of Incorporation, so long as Financial Security shall have consented to such liquidation. For the purposes of the Scheduled Payments under the Surety Bond, in the event of a liquidation of the Fund to which Financial Security has not consented in which only a portion of the liquidation preference on the Preferred Shares is paid, a portion of the Preferred Shares represented by the unpaid portion of the liquidation preference shall be deemed to remain outstanding and shall be secured by the Surety Bond as to all Scheduled Payments without regard to whether the Fund has any obligation with respect thereto.

    Financial Security shall be subrogated to all the rights of each holder of Preferred Shares in the event Financial Security makes a Scheduled Payment to any such holder under the Surety Bond.

    The Surety Bond is a direct, unsecured and unsubordinated obligation of Financial Security ranking equally with any other unsecured and unsubordinated obligations of Financial Security except for certain obligations in respect of tax and other payments to which preference is or may become afforded by statute. The term of the Surety Bond cannot be modified or altered by any other agreement or instrument or by the merger, consolidation or dissolution of the Fund. The Surety Bond may not be cancelled or revoked by Financial Security prior to the end of its term. See "Expiration of the Surety Arrangement" below. The Surety Bond is governed by the laws of the State of New York but is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

INSURANCE AGREEMENT

    General. As a precondition to Financial Security's issuing the Surety Bond, the Fund entered into an Insurance Agreement (the "Insurance Agreement") with Financial Security pursuant to which the Fund is obligated to reimburse Financial Security for amounts paid by Financial Security under the Surety Bond. A copy of the Insurance Agreement is filed as an exhibit to the Registration Statement, as filed with the SEC on November 28, 1988. A copy of such Registration Statement may be obtained as described under "Further Information."

    Surety Asset Coverage. At any time that Preferred Shares are outstanding, the Fund is required under the Insurance Agreement to maintain assets in its portfolio meeting the Surety Investment Guidelines and having a discounted value at least equal to the Surety Asset Coverage (as defined below). If the Fund fails to meet the Surety Asset Coverage requirement and such failure is not cured within eight Business Days, Financial Security may seek to cause the Fund to redeem certain of the Preferred Shares. See "Events of Default; Remedies" below. The discount factor for and market value of any asset of the Fund, the method of calculating Surety Asset Coverage, the assets eligible for inclusion in the calculation of the discounted value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund and Financial Security.

    "Surety Asset Coverage" as of any date is defined as the dollar amount equal to (A) the sum of (i) 100% of the aggregate principal amount of the Notes then outstanding; (ii) $100,250 times the number of Preferred Shares then outstanding; (iii) the aggregate amount of accrued interest on the Notes then outstanding, plus an amount equal to 63 days' interest on such principal amount of the Notes; (iv) the aggregate amount of accumulated but unpaid dividends with respect to the Preferred Shares to such date, plus the amount of dividends projected to accumulate on the Preferred Shares then outstanding from such date until the 63rd day thereafter; (v) the aggregate principal amount of any then outstanding indebtedness of the Fund for money borrowed (other than the Notes); and (vi) the greater of $200,000 or the Fund's liabilities in existence as of such date to the extent not otherwise reflected in any of (i) through (v) above, less (B) the combined value of any Deposit Securities irrevocably deposited by the Fund for payment of principal of or interest on the Notes or redemptions of or dividend payments with respect to the Preferred Shares. See "Deposit Securities Requirement" below.

    Deposit Securities Requirement. The Fund is obligated to deposit with the payment agent with respect to the Preferred Shares, a specified amount of Deposit Securities not later than 20 days prior to each Dividend Payment Date and not later than the mailing of any notice of redemption with respect to any redemption (except in the case of a Mandatory Expiration Redemption). In addition, in the case of a Mandatory Expiration Redemption, the Fund will be obligated to set aside Deposit Securities ratably over a period ending not less than 30 days prior to the applicable redemption date. Deposit Securities in all cases shall have an initial combined value greater than or equal to liquidation preference and/or accumulated dividends on the Preferred Shares to become due and payable on the applicable payment date, and shall mature on or prior to such date.

    Events of Default; Remedies. An "Event of Default" is defined in the Insurance Agreement to include any of the following: (i) any default by the Fund in its performance of any covenant contained in the Insurance Agreement and the continuance of such default for at least 30 days after written notice is given to the Fund; (ii) any material representation or warranty made by the Fund in the Insurance Agreement or in connection therewith shall prove to be incorrect in any material respect when made or deemed made; (iii) any failure of the Fund to maintain assets in its portfolio with a discounted value such that the Surety Asset Coverage requirement is met, which failure is not cured within eight Business Days; (iv) any failure by the Fund to reimburse Financial Security for amounts paid under the Surety Bond or pay to Financial Security when due any other amount under the Insurance Agreement; (v) any failure by the Fund, on or prior to the date six months prior to the expiration date of the Surety Bond to obtain from Financial Security an extension of the term of the Surety Bond pursuant to its terms or to obtain notice in writing from each of the Rating Agencies that such expiration of the Surety Bond will not adversely affect the then outstanding rating, if any, of the Preferred Shares by such Rating Agency whether through obtaining a substitute surety bond or otherwise; (vi) a final determination by the Internal Revenue Service that the Fund does not qualify for any taxable year as a regulated investment company (as defined in the Internal Revenue Code); (vii) certain events of bankruptcy, insolvency or receivership of the Fund; (viii) denial by the Fund that it has any or further liability or obligation under the Insurance Agreement or the Articles of Incorporation, or any finding or ruling by any governmental agency or authority that the Insurance Agreement or the Articles of Incorporation is not valid or binding on the Fund;
(ix) the failure to comply with certain covenants with respect to the liquidation of portfolio securities in order to pay dividends or make redemptions on Preferred Shares when due; and (x) the failure by the Fund to make a payment of a dividend or redemption when due on the Preferred Shares or to declare a dividend on the Preferred Shares when contemplated under the terms of the Fund's Articles of Incorporation and not prohibited under Maryland law or the 1940 Act; provided that, in the case of each of clauses (i), (ii), (vi) and
(viii), such event shall not constitute an Event of Default unless, in the reasonable judgment of Financial Security, such event would materially and adversely affect the ability of the Fund to perform its material obligations under the Insurance Agreement or the Articles of Incorporation or would materially and adversely affect the material rights or benefits or the enforcement of remedies or the practicable realization of such rights of or benefits to Financial Security under the Insurance Agreement or of Financial Security or any holder of Preferred Shares under the Surety Custody Agreement or the Articles of Incorporation or otherwise with respect to the Preferred Shares.

    If an Event of Default has occurred and is continuing, the Fund is required under the Insurance Agreement, upon receipt of a written request from Financial Security (a "Redemption Request"): (a) in the case of an Event of Default other than as specified in clause (iii) above, to deliver a Notice of Redemption with respect to, and redeem within a specified period, such number of Preferred Shares, as specified by Financial Security in such Redemption Request; and (b) in the case of the occurrence and continuance of an Event of Default specified in clause (iii) above relating to Surety Asset Coverage, to identify in the Fund's sole discretion, and sell for cash, certain portfolio holdings, the proceeds from the sale of which shall be added to the portfolio and shall thereby cause the value of the portfolio to have equalled or exceeded the Surety Asset Coverage requirement on a pro forma basis as of the immediately preceding date such Surety Asset Coverage was determined ("Special Surety Redemption Assets"). In addition, Financial Security will be entitled to deliver a Redemption Request directing the Fund to redeem Preferred Shares with the proceeds of the sale of such Special Surety Redemption Assets or similar assets. Any Redemption Request (other than in respect of an Event of Default specified in clause (iii) above), once delivered, may be withdrawn by Financial Security at any time prior to the mailing of the related Notice of Redemption.

    Any amount applied to payment on the Preferred Shares as to which Financial Security has made payment under the Surety Bond shall be deemed to satisfy the obligation of the Fund to reimburse Financial Security in an amount equal to the amount so applied. Alternatively, if the Fund reimburses Financial Security for any Scheduled Payments made by it, such reimbursement will satisfy the Fund's obligation to make the dividend, redemption or liquidation preference payment represented by such Scheduled Payment so reimbursed.

INDEMNIFICATION AND OTHER PAYMENTS BY THE FUND

    The Fund has agreed to indemnify Financial Security against certain liabilities, losses, costs, damages, attorneys' fees and other expenses. The Fund paid to Financial Security, upon the issuance of the Surety Bond, and in consideration thereof, a premium equal to $510,909 which represented the present value of 0.40% of the aggregate liquidation preference of the Preferred Shares originally issued (the "Annual Premium Amount") times the number of years (five) in the initial term of the Surety Bond (which was from December 1988 through December 1993) and also paid Financial Security for certain other legal fees and expenses incurred by Financial Security in connection with the Insurance Agreement. The Fund now pays an annual fee to Financial Security equal to 0.40% of the aggregate liquidation preference of the outstanding Preferred Shares.

EXPIRATION OF THE SURETY ARRANGEMENT

    The Surety Bond will expire December 5, 1998; provided, however, that, subject to certain conditions contained in the Insurance Agreement including the conditions that there is no Event of Default and Surety Asset Coverage is met at the time of extension, the Fund may elect to extend the expiration date for one or more additional periods of up to five years in the aggregate at a premium payable annually equal to 0.40% of the aggregate liquidation preference of the Preferred Shares outstanding at the time of extension of the Surety Bond. Except under certain circumstances, upon an expiration of the Surety Bond prior to 10 years after the original issuance thereof, the Fund shall be obligated to pay Financial Security a fee equal to the Annual Premium Amount. Accordingly, the Fund may not replace the Surety Bond with a substitute surety bond, financial guaranty or other credit enhancement without payment of such fee. Upon expiration of the Surety Bond, the Preferred Shares will be subject to mandatory redemption under certain circumstances as described under "Description of Capital Stock -- Redemption."

                             DESCRIPTION OF NOTES

GENERAL

    The Fund issued $20,000,000 (principal amount) of the Notes, due in December 1998, pursuant to a note purchase agreement (the "Note Purchase Agreement") dated as of July 15, 1993, and amended and restated as of December 16, 1993, between the Fund and Pacific Mutual Life Insurance Company ("Pacific Mutual"). The Note Purchase Agreement does not limit the aggregate principal amount of senior notes of the Fund (including the Notes, the "Senior Notes") that may be issued thereunder from time to time in one or more series. The issuance of any subsequent Senior Notes will be subject to compliance with the 1940 Act, including Section 18 thereof. Subject to the 1940 Act, any such subsequent Senior Notes may have certain terms, including, but not limited to, those relating to interest rate, redemptions, repurchases and maturity which differ from the terms of the Notes. The following summary of the principal terms of the Notes and certain terms of the Note Purchase Agreement is qualified in its entirety by reference to all provisions of the Note Purchase Agreement, including the definitions therein of certain terms. A copy of the Note Purchase Agreement has been filed with the SEC as an exhibit to the Fund's Registration Statement on Form N-2, which this Prospectus forms a part.

INTEREST

    The Notes bear interest at the rate of 6.53% per annum from July 15, 1993 through and including November 30, 1998. Interest on the Notes is payable on June 1 and December 1 of each year, commencing December 1, 1993. The Notes will mature on December 1, 1998 if not repurchased or redeemed prior to that date.

REDEMPTION

    The Notes will not be redeemable by the Fund prior to maturity, except that
(i) the Fund may redeem the Notes on or after December 5, 1993, in whole but not in part, in connection with the conversion of the Fund to open-end status and
(ii) the Fund may elect to redeem such amount of Notes as shall (a) enable the Fund to maintain asset coverage (as defined in and determined pursuant to the 1940 Act) with respect to the Fund's senior securities representing indebtedness (as defined in the 1940 Act), including the Notes, of at least 300% (or such higher percentage as may in the future be specified in the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of paying dividends on common stock), (b) enable the Fund to maintain asset coverage (as defined in the 1940
Act) with respect to the Fund's senior securities of a class which is stock (as defined in the 1940 Act), including the Preferred Shares, of at least 200% or such higher percentage as may in the future be specified in the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of paying dividends on common stock) or (c) enable the Fund to qualify for treatment as a regulated investment company for federal income tax purposes. The Notes shall also be subject to mandatory partial redemption upon the occurrence of certain events of default as described under clauses (v) and (vi) under "Events of Default," below. All redemptions of Notes by the Fund will be at a price of 100% of the principal amount thereof, plus accrued interest to the date of redemption.

RANKING OF NOTES

    The Notes will rank pari passu with all other existing and future senior indebtedness of the Fund and will be senior to the Common Stock and the Preferred Shares. "Senior indebtedness" means the principal of and interest on and other amounts due on or in connection with any existing or future unsecured indebtedness of the Fund.

RESTRICTIVE COVENANTS

    Under the 1940 Act and the Note Purchase Agreement, the Fund may not declare dividends or other distributions on the Common Stock or purchase any shares of Common Stock if, at the time of the declaration or purchase, as applicable (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including the Notes, would be less than 300% (or such higher percentage as may in the future be required by law). In addition, under the 1940 Act and the Note Purchase Agreement, the Fund may not
(i) declare any dividends with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including the Notes, would be less than 200% (or such higher percentage as may in the future be required by law) or (ii) declare any other distributions on the Preferred Shares or purchase or redeem Preferred Shares if at the time of the declaration, purchase or redemption, as applicable (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including the Notes, would be less than 300% (or such higher percentage as may in the future be required by law). Dividends or other distributions on or purchases or redemptions of Common Stock or Preferred Shares are further prohibited under the Note Purchase Agreement at any time that payments of principal of or interest on the Notes are in default. Under the Internal Revenue Code, the Fund must, among other things, distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases may under certain circumstances impair the Fund's ability to maintain such qualification. See "Federal Taxation."

    The asset coverage of a class of senior securities representing indebtedness, such as the Notes, is defined as the ratio of (i) the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, to (ii) the aggregate amount of senior securities representing indebtedness of the Fund. The asset coverage of a class of senior securities representing stock, such as the Preferred Shares (see "Description of Capital Stock -- Dividends and Distributions"), is defined as the ratio of (i) the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, to (ii) the aggregate amount of senior securities representing indebtedness of the Fund, plus the aggregate of the liquidation preference of the Preferred Shares. "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than stock) and evidencing indebtedness. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 300% and 200% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Common Stock or Preferred Shares and for purposes of determining 1940 Act Asset Coverage (as defined below), such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination. The foregoing definitions reflect the provisions of the 1940 Act as in effect on the date of the Note Purchase Agreement and are subject to change to the extent necessary to reflect changes in the 1940 Act, if any.

    Pursuant to the Notes Investment Guidelines, the Note Purchase Agreement contains a covenant limiting the Fund's ability to incur, assume, guarantee or otherwise become liable with respect to any indebtedness for money borrowed unless the incurrence of such indebtedness would not result in a default in the performance or observance of the Fund's obligation to maintain 1940 Act Asset Coverage (as defined) or otherwise cause a violation of Section 18 of the 1940 Act.

    The Notes Investment Guidelines as reflected in the Note Purchase Agreement also prohibit the Fund from creating, incurring or suffering to exist, or agreeing to create, incur or suffer to exist, or consenting to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any sort (collectively, "Liens") upon any of its assets which are eligible for inclusion in the discounted value of its portfolio, except for (a) Liens the validity of which is being contested in good faith by appropriate proceedings, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered by Bankers Trust Company or its successor as auction agent with respect to the Preferred Shares and (d) Liens in respect of overnight borrowings by the Fund not to exceed 5% of the total assets of the Fund at any time outstanding. The terms of the Note Purchase Agreement also limit the Fund's ability to employ certain investment strategies. See "Investment Policies and Limitations -- Certain Investment Strategies."

ASSET MAINTENANCE

    The Fund will be required to satisfy two separate asset maintenance requirements that are incorporated into the terms of the Note Purchase Agreement. The first of these requirements reflects the provisions of the 1940 Act with respect to asset maintenance for senior securities representing indebtedness. The second of these requirements reflects the Notes Investment Guidelines. These requirements are summarized below.

    1940 Act Asset Maintenance. As set forth in the Note Purchase Agreement, the Fund will agree to maintain, as of the last Business Day of each month in which any of the Notes is outstanding, asset coverage with respect to senior securities representing indebtedness, including the Notes, of at least 300% (or such higher percentage as may in the future be specified in the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of paying dividends on common stock) ("1940 Act Asset Coverage"). See "Restrictive Covenants" above for certain definitions relating to 1940 Act Asset Coverage.

    Note Basic Maintenance Amount. The Fund will be required under the Note Purchase Agreement to maintain, on each Valuation Date (as defined), portfolio holdings meeting the Notes Investment Guidelines (as described under "Investment Policies and Limitations -- Investment Guidelines") having an aggregate discounted value at least equal to the Note Basic Maintenance Amount. In the event that the discounted value of the Fund's portfolio is less than the Note Basic Maintenance Amount on any Valuation Date while any of the Notes is outstanding, the Fund will seek to alter the composition of its portfolio so that, on or before the eighth Business Day after such Valuation Date (the "Cure Date"), the discounted value of the Fund's portfolio is at least equal to such Note Basic Maintenance Amount. A "Valuation Date" means (i) the fifteenth day of each month or, if such day is not a Business Day, the next succeeding Business Day and (ii) the last Business Day of such month or, in the case of the first Valuation Date, a date selected by the Fund no more than 15 days after the date on which the Notes and the Preferred Shares are initially issued.

    The "Note Basic Maintenance Amount" as of any date is defined as the dollar amount equal to the sum of (i) 100% of the aggregate principal amount of the Notes then outstanding; (ii) an amount equal to interest accrued on the aggregate principal amount of the Notes then outstanding from the most recent date to which interest has been paid or duly provided for through the next succeeding Valuation Date plus all interest to accrue on the Notes during the 63 days following such Valuation Date; (iii) the principal amount of any then outstanding indebtedness of the Fund for money borrowed (other than the Notes); and (iv) the greater of $200,000 or the Fund's current liabilities as of such date to the extent not reflected in any of (i) through (iii) above. The discounted value of the Fund's portfolio holdings as of any date means the quotient of the market value (as defined in the Note Purchase Agreement, and including accrued interest) of each such holding divided by the applicable discount factor. Any security not in compliance with the Notes Investment Guidelines (see "Investment Policies and Limitations -- Investment Guidelines") shall be excluded from the calculation of the discounted value of the Fund's portfolio holdings.

    The discount factors and guidelines for determining the market value of the Fund's portfolio holdings for purposes of determining compliance with the Note Basic Maintenance Amount have been based upon criteria established in connection with the expected rating of the Notes. In determining discount factors, several factors are taken into consideration. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a corporate debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the discounted value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The discount factor for and market value of any asset of the Fund, the method of calculating the discounted value of any such asset and the Note Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the discounted value of the Fund's portfolio and certain related definitions, methods of calculation and reporting requirements, may be changed without the consent of the holders of the Notes, provided that, among other things, such changes will not adversely affect the ratings, if any, then assigned to the Notes by the respective Rating Agencies.

MERGER AND CONSOLIDATION

    The Fund may consolidate with or merge with or into, or transfer its assets substantially as an entirety to, another corporation, limited partnership or business trust, or engage in a statutory share exchange under Maryland law, provided that (i) the successor corporation, limited partnership or business trust (if other than the Fund) formed by or resulting from any such consolidation or merger, or the transferee of the Fund's assets, is acceptable to Pacific Mutual and shall assume payment of the principal of and interest on the Notes and any other series of Senior Notes and the performance and observance of the Note Purchase Agreement and (ii) the Fund or such successor corporation, limited partnership or business trust or transferee shall not immediately before such transaction or thereafter be in default under the Note Purchase Agreement.

EVENTS OF DEFAULT

    The following are "Events of Default" under the Note Purchase Agreement: (i) failure to pay principal of any Note when due; (ii) default for five Business Days in the payment of interest on any Note; (iii) failure to maintain asset coverage with respect to senior securities representing indebtedness (as such terms are defined above under "Restrictive Covenants") of at least 100% as of the last Business Day of each of 24 consecutive months; (iv) failure to have, as of the last Business Day of any month, 1940 Act Asset Coverage, which failure is not cured by the last Business Day of the following month (for this purpose, without limitation, the default will be deemed cured if, within the prescribed period, the Fund has given an irrevocable notice to the registered holder of the Notes to call Notes for redemption and that such redemption, alone or together with other action taken by the Fund, will cause the Fund to have the requisite 1940 Act Asset Coverage); (v) failure to maintain, on each Valuation Date, a discounted value for the Fund's portfolio equal to at least the Note Basic Maintenance Amount, which failure is not cured by the applicable Cure Date; (vi) default in the performance of any other covenant of the Fund under the Note Purchase Agreement which has continued for 30 days as provided in the Note Purchase Agreement; (vii) default under any instrument under which the Fund has issued indebtedness or by which there may be secured or evidenced any indebtedness of or guaranteed by the Fund, the effect of which is to cause or permit the holders thereof to cause the acceleration of the maturity thereof, provided that such default or defaults relate to indebtedness with an aggregate principal amount in excess of $500,000 and have continued for 30 days as provided in the Note Purchase Agreement; (viii) the making by the Internal Revenue Service of a final determination that the Fund does not qualify for any taxable year as a "regulated investment company" (as defined in the Internal Revenue Code); (ix) certain events of bankruptcy, insolvency or reorganization; and (x) the existence for 60 days of unstayed or unsatisfied final judgments against the Fund in an aggregate amount in excess of $500,000.

    If an Event of Default specified in any of clauses (i) through (viii) or (x) above occurs with respect to the Notes, then and in every such case, the registered holders of the outstanding Notes may by written notice delivered to the Fund declare the Notes (or in the case of an Event of Default of the type specified in clause (iv) or (v), such portion of the Notes as shall be required under the Note Purchase Agreement to be redeemed) to be due and payable as provided below. Upon an Event of Default specified in clause (iv), the amount of Notes subject to mandatory partial redemption will equal the aggregate principal amount of outstanding Notes (rounded to the next highest increment of $1,000) the redemption of which would have caused the Fund to meet 1940 Act Asset Coverage on a pro forma basis as of the last Business Day of the month in which the failure to maintain 1940 Act Asset Coverage initially occurred. Upon an Event of Default specified in clause (v), the amount of Notes subject to mandatory partial redemption will equal the principal amount of outstanding Notes which could be redeemed using the proceeds from the deemed sale of Special Note Redemption Assets (rounded to the next highest increment of $1,000). "Special Note Redemption Assets" are defined as portfolio holdings identified by the Fund in its sole discretion, the deemed sale of which for cash on the Valuation Date on which the discounted value of the Fund's portfolio failed to equal or exceed the Note Basic Maintenance Amount would have resulted in the Fund achieving the required Note Basic Maintenance Amount on a pro forma basis as of such Valuation Date.

    In the event of a mandatory partial redemption of Notes following an Event of Default specified in clause (iv) or (v), the payment of principal of and interest on the Notes due as a result of such mandatory partial redemption shall be due within 45 days after the date on which such Event of Default occurs (in the case of clause (iv)) and within 34 days after the applicable Cure Date (in the case of clause (v)). In the event of an acceleration in the maturity of Notes following an Event of Default specified in any of the other clauses above other than clause (ix), the Fund shall immediately take action to liquidate portfolio securities sufficient to pay the principal of and interest on such Notes. If an Event of Default specified in clause (ix) occurs, the Notes shall become due and payable immediately without any declaration or other act on the part of any registered holder of the Notes.

ASSIGNMENT

    Pacific Mutual may assign, subject to compliance with the Securities Act of 1933, as amended or regulations thereunder or any applicable state securities laws or regulations, all or any portion of its interest in any rights under the Note Purchase Agreement and the Notes to any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof (individually, the "Person") or grant participation or beneficial interests in the Note Purchase Agreement and the Notes to any Person; provided that any assignment or grant of participation or beneficial interest by Pacific Mutual of its interest in the Notes shall be of a minimum principal amount of $5,000,000.

    Upon any assignment of Pacific Mutual's rights under the Note Purchase Agreement or under the Notes, any action under the Note Purchase Agreement requiring the consent of Pacific Mutual and enforcement of any remedies provided for under the Note Purchase Agreement may only be taken with the consent or at the direction of the registered holders of more than 50% of the principal amount of the Notes then outstanding.

                     CUSTODIAN, TRANSFER AGENTS, DIVIDEND
                DISBURSING AGENT, PAYING AGENTS AND REGISTRARS

    The Fund's securities and cash are held by State Street Bank and Trust Company, whose principal business address is Two Heritage Drive, North Quincy, Massachusetts 02171, as custodian (the "Custodian") under a custodian contract. The Fund has not selected any foreign custodians or sub-custodians. However, if the Fund determines that it should have any foreign custodians or sub-custodians to maintain any of its foreign securities, the Board of Directors will make such selection following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the country in which the institution is located, and the risks of potential nationalization or expropriation of Fund assets.

    State Street Bank and Trust Company serves as dividend disbursing agent, as agent under the Plan and as transfer agent and registrar for the Common Stock. Bankers Trust Company, whose principal business address is 4 Albany Street, New York, New York 10006, serves as the Surety Custodian pursuant to the Surety Custody Agreement for the benefit of the holders of the Preferred Shares and serves as transfer agent, paying agent and registrar for the Preferred Shares.

                                LEGAL OPINIONS

    The validity of the Shares offered hereby will be passed upon for the Fund by its special counsel, Rogers & Wells, New York, New York, and by its special Maryland counsel, Piper & Marbury LLP, Baltimore, Maryland.

                           REPORTS TO SHAREHOLDERS

    The Fund will send audited semiannual and audited annual reports to its shareholders, including a list of investments held.

                                   EXPERTS

    The audited Financial Statements included in this Prospectus have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included in reliance upon the authority of said firm as experts in giving said report. The address of Arthur Andersen LLP is One International Place, Boston, Massachusetts 02110.

                             FURTHER INFORMATION

    The Fund has filed with the SEC, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the shares offered hereby. Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, on file with the SEC. The Registration Statement may be inspected without charge at the SEC's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the SEC.

    The Fund is subject to the informational requirements of the 1934 Act, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Such reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, Washington, D.C. 20549 and the SEC's regional offices at Seven World Trade Center, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the Exchange.

               INCORPORATION OF FINANCIAL STATEMENTS BY REFERENCE

    The Fund's Annual Report, which includes financial statements, for the fiscal year ended October 31, 1995, which either accompanies this Prospectus or has previously been provided to the person to whom this Prospectus is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included therein. Any statement contained in the Fund's Annual Report that was incorporated herein shall be deemed modified or superseded for purposes of this Prospectus to the extent a statement contained in this Prospectus varies from such statement. Any such statement so modified or superseded shall not, except as so modified or superseded, be deemed to constitute a part of this Prospectus. The Fund will furnish, without charge, a copy of its Annual Report, upon request to State Street Bank and Trust Company, Two Heritage Drive, Corporate Stock Transfer, 4th Floor, North Quincy, Massachusetts 02171, telephone (800) 426-5523 Monday through Friday from 9:00 a.m. to 5:00 p.m.

                                  APPENDIX A

             [FORM OF SUBSCRIPTION CERTIFICATE AND INSTRUCTIONS]
                       INSTRUCTIONS FOR COMPLETING THE
                           SUBSCRIPTION CERTIFICATE
                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.

    The enclosed Subscription Certificate represents the number of Rights, as set forth in the upper right hand corner of the Subscription Certificate, held by the registered holder hereof (the "Holder"). The Holder is entitled to acquire one (1) Share of the Common Stock of Prospect Street High Income Portfolio Inc. (the "Fund") for each Right held.

    To subscribe for Shares of Common Stock, the Holder must present to Boston EquiServe, Inc. (the "Subscription Agent"), prior to 5:00 p.m., New York time, on the Expiration Date, either:

    (1) a properly completed and executed Subscription Certificate and a money order or check drawn on a bank located in the United States of America and payable to Prospect Street High Income Portfolio Inc. for an amount equal to the number of Shares subscribed for under the Primary Subscription (and, if such Holder is electing to exercise the Over-Subscription Privilege, under the Over-Subscription Privilege) multiplied by the Estimated Subscription Price; or

    (2) a Notice of Guaranteed Delivery guaranteeing delivery of (i) a properly completed and executed Subscription Certificate and (ii) a money order or check drawn on a bank located in the United States of America and payable to Prospect Street High Income Portfolio Inc. for an amount equal to the number of Shares subscribed for under the Primary Subscription (and, if such Holder is electing to exercise the Over-Subscription Privilege, under the Over-Subscription Privilege) multiplied by the Estimated Subscription Price (which certificate and money order or check must then be delivered on or before the third Business Day after the Expiration Date).

    If the Holder of the Subscription Certificate is entitled to subscribe for additional Shares pursuant to the Over-Subscription Privilege, Part B of Section I of the Subscription Certificate must be completed to indicate the maximum number of Shares for which such privilege is being exercised.

    On a date within seven (7) business days following the Expiration Date (the "Confirmation Date"), subscribers will be notified as to (i) the number of Shares subscribed for under the Primary Subscription and, if applicable, the Over-Subscription Privilege, (ii) the per Share and total purchase price for the Shares, and (iii) any additional amount payable by subscribers to the Fund or any excess to be refunded by the Fund to such subscribers, in each case, based on the Subscription Price as determined on the Expiration Date. The Holder of the Subscription Certificate should note that the amount payable for the Shares subscribed for pursuant to the Subscription Certificate may be more than the Estimated Subscription Price and that additional amounts in respect of the Subscription Price may be payable following the Expiration Date. Any additional payment required by subscribers must be received by the Subscription Agent within seven (7) business days after the Confirmation Date.

    If the Holder does not make payment of any amounts due in respect of Shares subscribed for, the Subscription Agent reserves the right to (i) find other stockholders for the subscribed and unpaid for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege, and/or (iii) exercise any and all other rights and/or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

    The Subscription Certificate may be transferred, in the same manner and with the same effect as in the case of a negotiable instrument payable to specific persons, by duly completing and signing the assignment under Section II of the Subscription Certificate. Capitalized terms used but not defined in the Subscription Certificate shall have the meanings assigned to them in the Prospectus, dated May , 1996, relating to the Rights.

    Any questions regarding the Subscription Certificate and the Offer may be directed to the Fund's Information Agent, Corporate Investor Communications, Inc., toll-free (800) 242-4410.

SUBSCRIPTION CERTIFICATE No.:              NUMBER OF RIGHTS:
                                                  CUSIP NO.:

                                          Expiration Date: June   , 1996,
                                          unless extended

                                     FORM OF

                            SUBSCRIPTION CERTIFICATE

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.

    PLEASE COMPLETE ALL APPLICABLE INFORMATION. REFER TO "INSTRUCTIONS FOR COMPLETING THE SUBSCRIPTION CERTIFICATE" FOR ADDITIONAL DETAILS.

BY MAIL:                                       BY EXPRESS MAIL OR OVERNIGHT:                    BY HAND:
To: Boston EquiServe, Inc.                     Boston EquiServ, Inc.                            Boston EquiServe, Inc.
    c/o State Street Bank and                  c/o State Street Bank and                        c/o State Street Bank and
    Trust Company                              Trust Company                                    Trust Company
    Corporate Reorganization                   Corporate Reorganization                         Corporate Reorganization
    P.O. Box 9061                              Two Heritage Drive, 4th floor                    225 Franklin Street
    Boston, MA 02205-8686                      North Quincy, MA 02171                           Concourse Level
                                                                                                Boston, MA 02101

SECTION I: TO SUBSCRIBE: I hereby irrevocably subscribe for the dollar amount of Common Stock indicated as the total of A and B below upon the terms and conditions specified in the Prospectus related hereto, receipt of which is acknowledged.

            TO SELL: If I have checked either the box on line C or the box on line D, I authorize the sale of Rights by the Dealer Manager according to the procedures described in the Prospectus. The check for the proceeds of sale will be mailed to the address of record.

PLEASE CHECK (x) BELOW:

[ ] A.  Primary Subscription  _______________ = ____________ .000 X  ________________________ = $___________________
                            (Rights Exercised)  (Full Shares of      (Estimated                  (Amount Required)
                                                Common Stock          Subscription Price)
                                                Requested)

[ ] B.  Over-Subscription
        Privilege                               ____________ .000 X  ________________________ = $___________________(*)
                                                (Full Shares of      (Estimated                  (Amount Required)
                                                Common Stock          Subscription Price)
                                                Requested)

Amount of Check or Money Order Enclosed (Total of A + B)
Make check payable to "Prospect Street High Income Portfolio Inc."                            = $___________________

[ ] C.  Sell any remaining unexercised Rights

[ ] D.  Sell all of my Rights

Sell all of my Rights
(*)The Over-Subscription Privilege can be exercised by Exercising Rights Holders, as described in the Prospectus, and with respect to Record Date Shareholders, only if the Rights issued to them are exercised to the fullest extent possible.

    E.  The following Broker-Dealer is hereby designated as having been instrumental in the exercise of the Rights:

[ ] First Albany Corporation                                  Account # ---------------------------

[ ] Other Firm: -----------------------------------           Account # ---------------------------

---------------------------------------------------           Please provide your   Day   [  ]
                                                                                          ------------------------
       Signature of Subscriber(s)/Seller(s)                    telephone number     Evening [  ]
                                                                                          ------------------------

SECTION II:  TO TRANSFER RIGHTS: (except pursuant to C and D above)

             For value received, ----------- of the Rights represented by this Subscription Certificate are assigned to

          --------------- - -------- - ---------------             -------------------------------------------------------------
          Social Security Number or Tax ID of Assignee                             (Print Full Name of Assignee)

---------------------------------------------------------          -------------------------------------------------------------

---------------------------------------------------------          -------------------------------------------------------------
                   Signature(s) of Assignee(s)                            (Print Full Address including postal Zip Code)

The signature(s) must correspond with the name(s) as written upon the face of this Subscription Certificate, in every particular, without alteration.

IMPORTANT: For Transfer, a Signature Guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, subject to the standards and procedures adopted by the issuer.

SIGNATURE GUARANTEED BY:

------------------------------------

PROCEEDS FROM THE SALE OF RIGHTS MAY BE SUBJECT TO WITHHOLDING OF U.S. TAXES UNLESS THE SELLER'S CERTIFIED U.S. TAXPAYER IDENTIFICATION NUMBER (OR CERTIFICATION REGARDING FOREIGN STATUS) IS ON FILE WITH THE SUBSCRIPTION AGENT AND THE SELLER IS NOT OTHERWISE SUBJECT TO U.S. BACKUP WITHHOLDING.

[] CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

    NAME(S) OF REGISTERED OWNER(S): --------
    WINDOW TICKET NUMBER (IF ANY): ---------
    DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY: ---------
    NAME OF INSTITUTION WHICH GUARANTEED DELIVERY:

                                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.

                                   By: ----------------------------------
                                       Richard E. Omohundro, Jr., President

     THIS SUBSCRIPTION RIGHT IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED
       (BUT ONLY INTO SUBSCRIPTION CERTIFICATES EVIDENCING A WHOLE NUMBER
               OF RIGHTS) AT THE OFFICE OF THE SUBSCRIPTION AGENT

    Any questions regarding this Subscription Certificate and the Offer may be directed to the Information Agent, Corporate Investor Communications, Inc., toll-free (800) 242-4410.

                                  APPENDIX B

                     [FORM OF NOTICE OF GUARANTEED DELIVERY]

      NOTICE OF GUARANTEED DELIVERY FOR SHARES OF COMMON STOCK OF PROSPECT
                        STREET HIGH INCOME PORTFOLIO INC.
                SUBSCRIBED FOR UNDER PRIMARY SUBSCRIPTION AND THE
                           OVER-SUBSCRIPTION PRIVILEGE

    As set forth in the Prospectus under "The Offer-Payment for Shares", this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all Shares of Prospect Street High Income Portfolio Inc. Common Stock subscribed for under the Primary Subscription and the Over-Subscription Privilege. Such form may be delivered by hand or sent by facsimile transmission, overnight courier or mail to the Subscription Agent.

                           The Subscription Agent is:
                             BOSTON EQUISERVE, INC.
                     c/o State Street Bank and Trust Company
                       Attention: Corporate Reorganization

                                      By Facsimile             By Express Mail or
           By Mail:                  (Telecopier):             Overnight Courier:              By Hand:
           --------                  -------------             ------------------              --------
        P.O. Box 9061                  Telecopier              Two Heritage Drive        225 Franklin Street
    Boston, MA 02205-8686            (617) 774-4519                4th Floor               Concourse Level
                                  Confirm by Telephone       North Quincy, MA 02171        Boston, MA 02108
                                     (617) 774-4511
                                   (May Call Collect)

           DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION
         OF INSTRUCTIONS VIA A TELECOPY OR FACSIMILE NUMBER, OTHER THAN
            AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY

    The financial institution that completes this form must communicate the guarantee and the number of Shares subscribed for (under both the Primary Subscription and the Over-Subscription Privilege) to the Subscription Agent and must deliver, this Notice of Guaranteed Delivery of Payment, guaranteeing delivery of (i) payment in full for all subscribed Shares and (ii) a properly completed and executed Subscription Certificate (which certificate and check must then be delivered on or before the third business day after the Expiration
Date) to the Subscription Agent prior to 5:00 p.m., New York time, on the
Expiration Date (June , 1996 or July   , 1996, if the Subscription Period is
extended). Failure to do so will result in a forfeiture of the Rights.

                                  GUARANTEE

    The undersigned, a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Program guarantees delivery to the Subscription Agent by the close of business (5:00 p.m., New York City time) on the third business day after the Expiration Date (June , 1996 or July , 1996, if the Subscription Period is extended) of (A) a properly completed and executed Subscription Certificate and (B) payment of the full Estimated Subscription Price for Shares subscribed for on Primary Subscription and pursuant to the Over-Subscription Privilege, as subscription for such Shares is indicated herein or in the Subscription Certificate.

---------------------------------------------------  -----------------------------------------------
Number of Primary Shares for which you are           Number of Over-Subscription Shares for which
guaranteeing delivery of Rights and payment          you are guaranteeing delivery of payment

Number of Rights Exercised:                          -----------------------------------------------

Aggregate amount:                                    $----------------------------------------------

Method of delivery (circle one)                      A. Through DTC
                                                     B. Direct to Subscription Agent

Please note that if you are guaranteeing for over-subscription shares, and are a DTC participant, you must also execute and forward to the Subscription Agent a Nominee Holder Over-Subscription Exercise Form.

---------------------------------------------------  -----------------------------------------------
Name of Firm                                         Authorized Signature

---------------------------------------------------  -----------------------------------------------
Address                                              Title

---------------------------------------------------  -----------------------------------------------
Zip Code                                             Name (Please Type or Print)

---------------------------------------------------  -----------------------------------------------
Name of Registered Holder (If Applicable)            Date

---------------------------------------------------
Telephone Number

                                   APPENDIX C
            [FORM OF NOMINEE HOLDER OVER-SUBSCRIPTION EXERCISE FORM]
                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                                 RIGHTS OFFERING
                 NOMINEE HOLDER OVER-SUBSCRIPTION EXERCISE FORM
                   PLEASE COMPLETE ALL APPLICABLE INFORMATION

BY MAIL:                                BY EXPRESS MAIL OR OVERNIGHT            BY HAND:
To:  Boston EquiServe, Inc.             Boston EquiServe, Inc.                  Boston EquiServe, Inc.
     c/o State Street Bank              c/o State Street Bank                   c/o State Street Bank
     and Trust Company                  and Trust Company                       and Trust Company
     Corporate Reorganization           Corporate Reorganization                Corporate Reorganization
     P.O. Box 9061                      Two Heritage Drive, 4th floor           225 Franklin Street
     Boston, MA 02205-8686              North Quincy, MA 02171                  Concourse Level
                                                                                Boston, MA 02101

THIS FORM IS TO BE USED ONLY BY NOMINEE HOLDERS TO EXERCISE THE OVER-SUBSCRIPTION PRIVILEGE IN RESPECT OF RIGHTS WITH RESPECT TO WHICH THE PRIMARY SUBSCRIPTION PRIVILEGE WAS EXERCISED AND DELIVERED THROUGH THE FACILITIES OF A COMMON DEPOSITORY. ALL OTHER EXERCISES OF OVER-SUBSCRIPTION PRIVILEGES MUST BE EFFECTED BY THE DELIVERY OF THE SUBSCRIPTION CERTIFICATES.
                             --------------------
THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE FUND'S
PROSPECTUS DATED MAY   , 1996 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN
BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE
FUND.
                              --------------------
VOID UNLESS RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00
PM, NEW YORK TIME, ON JUNE , 1996, UNLESS EXTENDED BY THE FUND (THE "EXPIRATION DATE").
                             --------------------
1. The undersigned hereby certifies to the Subscription Agent that it is a participant in ----------------- [Name of Depository] (the "Depository") and that it has either (i) exercised the Primary Subscription Privilege in respect of Rights and delivered such exercised Rights to the Subscription Agent by means of transfer to the Depository Account of the Fund or (ii) delivered to the Subscription Agent a Notice of Guaranteed Delivery in respect of the exercise of the Primary Subscription Privilege and will deliver the Rights called in for such Notice of Guaranteed Delivery to the Subscription Agent by means of transfer to such Depository Account of the Fund.

2. With respect to Record Date Shareholders, the undersigned hereby exercises the Over-Subscription Privilege to purchase, to the extent available, --------- shares of Common Stock and certifies to the Subscription Agent that such Over-Subscription Privilege is being exercised for the account or accounts of persons (which may include the undersigned) on whose behalf all primary subscription rights have been exercised.

3. The undersigned understands that payment of the Estimated Subscription Price
of $      per share of each share of Common Stock subscribed for pursuant to the
Over-Subscription Privilege must be received by the Subscription Agent at or before 5:00 p.m. New York time on the Expiration Date and represents that such payment, in the aggregate amount of $--------- either (check appropriate box):

        [] has been or is being delivered to the Subscription Agent pursuant to the Notice of Guaranteed Delivery referred to above

                or

        []   is being delivered to the Subscription Agent herewith

                or

        []   has been delivered separately to the Subscription Agent;

        and, in the
        case of funds not delivered pursuant to a Notice of Guaranteed Delivery, is or was delivered in the manner set forth below (check appropriate box and complete information relating thereto):

        []   uncertified check

        []   certified check

        []   bank draft

------------------------------------------  -----------------------------------
 Primary Subscription Confirmation Number         Name of Nominee Holder

------------------------------------------  -----------------------------------
       Depository Participant Number                   Address

                                            -----------------------------------
                                            City          State         Zip Code

Contact Name: ---------------------------------------   By: -------------------

Phone Number: ---------------------------------------       Name: -------------

                                                            Title: ------------
Dated ------------------------, 1996

*PLEASE ATTACH A BENEFICIAL OWNER LISTING CONTAINING THE RECORD DATE POSITION OF
 PRIMARY RIGHTS OWNED, THE NUMBER OF PRIMARY SHARES SUBSCRIBED AND THE NUMBER OF OVER-SUBSCRIPTION SHARES REQUESTED BY EACH SUCH OWNER AND INDICATING RECORD DATE AND NON-RECORD DATE POSITIONS.

                                  APPENDIX D

                       RATINGS OF CORPORATE OBLIGATIONS

    Standard & Poor's Corporation describes classifications of bonds as follows:

    "AAA" Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    "AA" Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

    "A" Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    "BBB" Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    "BB"-"B"-"CCC"-"CC"-"C" Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    "C1" The rating "C1" is reserved for income bonds on which no interest is being paid.

    Moody's Investors Service, Inc. describes classifications of bonds as follows:

    "Aaa" Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    "Aa" Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    "A" Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    "Baa" Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    "Ba" Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    "B" Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    "Caa" Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    "Ca" Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    "C" Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

===============================================================================
 NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE HEREIN, IN CONNECTION WITH THIS OFFER, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE
AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH JURISDICTION. THE DELIVERY OF THIS PROSPECTUS AT ANY TIME DOES NOT IMPLY THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME
SUBSEQUENT TO ITS DATE. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE SUPPLEMENTED OR AMENDED ACCORDINGLY.

                               ----------------

                              TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----
Prospectus Summary ............................                             3
Fee Table .....................................                            11
Financial Information Summary .................                            12
Capitalization at March 1, 1996 ...............                            13
Information Regarding Senior Securities .......                            13
Trading and Net Asset Value Information .......                            14
The Fund ......................................                            15
The Offer .....................................                            16
Use of Proceeds ...............................                            26
Investment Policies and Limitations ...........                            26
Risk Factors and Special Considerations .......                            38
Directors and Officers ........................                            42
The Investment Adviser ........................                            46
Portfolio Trading .............................                            47
Determination of Net Asset Value ..............                            48
Share Repurchases; Conversion to Open-End
  Status ......................................                            49
Dividends and Distributions; Dividend
  Reinvestment Plan ...........................                            51
Federal Taxation ..............................                            52
Description of Capital Stock ..................                            56
Surety Arrangement for Preferred Shares .......                            59
Description of Notes ..........................                            63
Custodian, Transfer Agents, Dividend
  Disbursing Agent, Paying Agents and
  Registrars ..................................                            68
Legal Opinions ................................                            68
Reports to Shareholders .......................                            68
Experts .......................................                            69
Further Information ...........................                            69
Incorporation of Financial Statements
  by Reference ................................                            69
Appendix A ....................................                           A-1
Appendix B ....................................                           B-1
Appendix C ....................................                           C-1
Appendix D ....................................                           D-1

 NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF.

                               8,450,000 SHARES

                              PROSPECT STREET(R)
                          HIGH INCOME PORTFOLIO INC.

                                 COMMON STOCK

                             --------------------
                                  PROSPECTUS
                             --------------------

                                 MAY   , 1996
===============================================================================

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (1) FINANCIAL STATEMENTS

      (i)  -- Balance Sheet as of October 31, 1995*
     (ii)  -- Statement of Operations for the fiscal year ended October
              31, 1995*
    (iii)  -- Statement of Cash Flows for the fiscal year ended October
              31, 1995*
     (iv) -- Statement of Changes in Net Assets for the fiscal years ended October 31, 1995 and 1994*
      (v) -- Financial Highlights for each Share of Common Stock Outstanding through the fiscal years ended October 31, 1991, 1992, 1993, 1994 and 1995*
     (vi) -- Notes to Financial Statements for the fiscal year ended October 31, 1995*
    (vii)  -- Report of Independent Accountants dated December 1, 1995*

Statements, schedules and historical information other than these listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.

-----------------
*Incorporated by reference

  (2) EXHIBITS

      (a)       -- Articles of Amendment and Restatement (Incorporated by
                   reference to Exhibit 1 to Post Effective Amendment No. 5 to Registrant's Registration Statement on Form N- 2, File No. 33-21949)+
      (b)       -- Amended and Restated By-Laws of the Registrant (Incorporated
                   by reference to Exhibit 2 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2, File No. 33-21949)+
      (c)       -- Not applicable
      (d)(1)    -- Specimen certificate of Common Stock*
         (2)    -- Specimen certificate of Taxable Auction Rate Preferred Stock*
         (3) -- Documents relating to Surety Bond issued by Financial Security Assurance Inc. (See Exhibits (2)(k)(5) and (2)(k)(6) below)
         (4) -- Note Purchase Agreement dated as of July 15, 1993, as amended and restated December 16, 1993, between the Registrant and Pacific Mutual Life Insurance Company, including Form of Promissory Note#
         (5) -- Form of Subscription Certificate and Instructions (included on pages A-1 to A-3 of the Prospectus forming part of this Registration Statement)
         (6) -- Form of Notice of Guaranteed Delivery (included on pages B-1 to B-2 of the Prospectus forming part of this Registration Statement)
         (7) -- Form of Nominee Over-Subscription Exercise Form (included on page C-1 of the Prospectus forming part of this Registration Statement)
         (8) -- Form of Subscription Agent Agreement between the Registran and Boston Financial Data Services, Inc.***
      (e)      --  Dividend Reinvestment Plan of the Registrant#
      (f)      --  Not applicable
      (g)      --  Advisory Agreement between Registrant and Prospect Street
                   Investment Management Co., Inc.#
      (h)(1)   --  Form of Dealer Manager Agreement***
         (2) -- Underwriting Agreement relating to Common Stock dated November 28, 1988 between the Registrant and Drexel Burnham Lambert Incorporated (Incorporated by reference to Exhibit 7(a) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-2, File No. 33-21949)
         (3) -- Preferred Stock Underwriting Agreement relating to Taxable Auction Rate Preferred Stock dated November 28, 1988 between the Registrant and Drexel Burnham Lambert Incorporated as underwriter (Incorporated by reference to Exhibit 7(b) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-2, File No. 33-21949)
      (i)      --  Not applicable
      (j)      --  Custodian Agreement between the Registrant and State Street
                   Bank and Trust Company***+
      (k)(1)   --  Registrar, Transfer Agency and Service Agreement between the
                   Registrant and State Street Bank and Trust Company***+
         (2) -- Auction Agent Agreement dated as of May 7, 1990 between the Registrant and Bankers Trust Company**+
         (3) -- Amendment, dated as of October 29, 1993, to a Broker-Dealer Agreement dated as of May 7, 1990, among the Registrant, Bankers Trust Company and Bear, Stearns & Co., Inc.#
         (4) -- Letter Agreement among Registrant, Bankers Trust Company and The Depository Trust Company**+
         (5)(A)-- Insurance Agreement between the Registrant and Financial Security Assurance Inc.*+
            (B)--  Amendment No. 1 to the Insurance Agreement between the
                   Registrant and Financial Security Assurance Inc.#
         (6)   --  Custody Agreement between Bankers Trust Company and Financial
                   Security Assurance Inc.*+
         (l)(1)--  Opinion and Consent of Rogers & Wells***
            (2)--  Opinion and Consent of Piper & Marbury***
         (m)   --  Not applicable
         (n)   --  Report and Consent of Arthur Andersen LLP***
         (o)   --  Not applicable
         (p) -- Subscription Agreement dated as of November 21, 1988 from Prospect Street Investment Management Co., Inc.*
         (q)   --  Not applicable
         (r)   --  Not applicable

----------
  *Exhibits incorporated by reference to Pre-Effective Amendment No. 4 to the
   Registrant's Registration Statement on Form N-2, File No. 33-21949. **Exhibits incorporated by reference to the Registrant's Registration Statement on Form 8-K dated May 11, 1990.
***To be filed by amendment.
  #Filed herewith.
  +Filed pursuant to the EDGAR (Electronic Data Gathering, Analysis, and
   Retrieval) phase-in requirements.

ITEM 25. MARKETING ARRANGEMENTS
    See Exhibit 2(h) of this Registration Statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
    The following table sets forth the expenses to be incurred in connection with the Offer described in this Registration Statement:

  Registration fees ................................................. $ 11,474
  National Association of Securities Dealers, Inc. fees .............     *
  New York Stock Exchange listing fee ...............................   31,500
  Printing (other than stock certificates) ..........................     *
  Fees and expenses of qualification under state securities laws
   (including fees of counsel) ......................................     *
  Accounting fees and expenses ......................................     *
  Legal fees and expenses ...........................................     *
  Dealer Manager financial advisory fee and expense reimbursement ...  190,000
  Information Agent fees and expenses ...............................     *
  Subscription Agent fees and expenses ..............................     *
  Miscellaneous .....................................................     *
                                                                       -------
      Total ......................................................... $   *
                                                                      ========
----------
*To be completed by amendment.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Registrant and the following corporations (as indicated) are under common control of Richard E. Omohundro, Jr. ("Omohundro, Jr."), Joseph G. Cote ("Cote") and John A. Frabotta ("Frabotta") by virtue of their stock ownership and positions with such corporations which are indicated below. None of the corporations are subsidiaries of the Registrant.

1. Prospect Street Investment Management Co., Inc.
   (a Massachusetts corporation) ("PSIM")
   Business: Investment adviser registered under the Investment Advisers Act of 1940. PSIM serves as investment adviser of the Registrant and Prospect International High Income Portfolio N.V.

  CONTROL PERSONS                                     POSITIONS
  ---------------                                     ---------
  Omohundro, Jr.                  40% shareholder, Co-President, Chairman of the
                                   Board, Chief Executive Officer, Treasurer and Director
  Cote                            40% shareholder, Co-President and Director
  Frabotta                        20% shareholder, Vice President, Secretary and
                                   Director


2. Prospect Street Mezzanine Management Co., Inc.
   (a Massachusetts corporation)
   Business: Investment Adviser to and general partner of Bridge Investors, L.P., a private investment partnership.

  CONTROL PERSONS                                     POSITIONS
  ---------------                                     ---------
  Omohundro, Jr.                  40% shareholder, Co-President, Chief Executive
                                   Officer, Treasurer and Director
  Cote                            40% shareholder, Co-President and Director
  Frabotta                        20% shareholder, Vice President, Secretary and
                                   Director


3. Prospect Street Senior Loan Management Co., Inc.
   (a Massachusetts corporation)
   Business: Investment Adviser to Prospect Street Senior Portfolio, L.P., ("Senior Portfolio")

  CONTROL PERSONS                                     POSITIONS
  ---------------                                     ---------
  Omohundro, Jr.                  37.5% shareholder, Co-President, Chief
                                   Executive Officer, Treasurer and Director
  Cote                            37.5% shareholder, Co-President and Director
  Frabotta                        20% shareholder


4. Prospect Street Senior Loan Corp.
   (a Massachusetts corporation)
   Business: General Partner to Senior Portfolio

   CONTROL PERSONS                                    POSITIONS
   ---------------                                    ---------
   Omohundro, Jr.                 37.5% shareholder, Co-President, Chief
                                   Executive Officer, Treasurer and Director
  Cote                            37.5% shareholder, Co-President and Director
  Frabotta                        20% shareholder


5. COMO Securities, Inc.
   (a Massachusetts corporation) ("COMO")
   Business: COMO is a registered broker/dealer.

  CONTROL PERSONS                                     POSITIONS
  ---------------                                     ---------
  Omohundro, Jr.                  30% shareholder, Co-President, Chief Executive
                                   Officer, Treasurer and Director
  Cote                            30% shareholder, Co-President and Director
  Frabotta                        10% shareholder, Vice President, Secretary and
                                   Director


6. Prospect Street Connecticut Capital Inc.
   (a Massachusetts corporation)
   Business: Investment Adviser to and general partner of Prospect St. Financial
             Developments L.P.

  CONTROL PERSONS                                     POSITIONS
  ---------------                                     ---------
  Omohundro, Jr.                  27% shareholder, Co-President and Director
  Cote                            27% shareholder, Co-President and Director
  Frabotta                        13% shareholder, Vice-President, Secretary
                                   and Director

7. Prospect Street Discovery Fund Inc.
   (a Massachusetts corporation)
   Business: Investment Adviser to and general partner of Prospect St. NYC Discovery Fund L.P.

  CONTROL PERSONS                                     POSITIONS
  ---------------                                     ---------
  Omohundro, Jr.                  52% shareholder, President and Director
  Frabotta                        10% shareholder, Vice-President and Director

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES (AS OF MARCH 1, 1996)

  TITLE OF CLASS                              NUMBER OF RECORD HOLDERS
  --------------                              ------------------------
  Preferred Shares                                      1
  Common Stock                                      3,721

ITEM 29.  INDEMNIFICATION
    Reference is made to the Registrant's Articles of Amendment and Restatement filed as Exhibit 2(a), the Registrant's Amended and Restated Bylaws filed as
Exhibit 2(b), the Agreements filed as Exhibits 2(h)(1), 2(h)(2) and 2(h)(3), and the Advisory Agreement filed as Exhibit 2(g), which provide for indemnification or contribution. The Registrant's officers, Directors and agents also have the benefit of the Maryland General Corporation law provisions regarding indemnification and insurance, including but not limited to Section 2-418 and
Section 2-405.2 thereof, subject also to the indemnification permitted under Sections 17(h) and 17(i) of the 1940 Act and the regulations and releases promulgated by the SEC thereunder.

    Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
     The description of the business of Prospect Street Investment Management Co., Inc. is set forth under the caption "The Investment Adviser" in the Prospectus forming part of this Registration Statement.

    The information as to the Directors and officers of Prospect Street Investment Management Co., Inc. set forth in Prospect Street Investment Management Co., Inc.'s Form ADV filed with the Securities and Exchange Commission on July 7, 1988 (File No. 801-32529) and as amended through the date hereof is incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS
    Registrant:  Prospect Street High Income Portfolio Inc.
                 60 State Street
                 Boston, Massachusetts 02109

    Investment Adviser:  Prospect Street Investment Management Co., Inc.
                         60 State Street
                         Boston, Massachusetts 02109

ITEM 32.  MANAGEMENT SERVICES
    Not applicable.

ITEM 33.  UNDERTAKINGS
    (a) Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if:

        (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or

        (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

    (b) Registrant hereby undertakes:

        (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

            (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
            (ii) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and
            (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

        (2) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (4) that for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

        (5) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on the 29th day of March , 1996.

                                    PROSPECT STREET HIGH INCOME PORTFOLIO INC.

                                    By  /s/ RICHARD E. OMOHUNDRO, JR.
                                    ------------------------------------------
                                            RICHARD E. OMOHUNDRO, JR.
                                            President

                              POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard E. Omohundro, Jr. and John A. Frabotta, and each of them acting individually, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Amendments (including pre-effective and post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them acting individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         SIGNATURE                          TITLE                       DATE
         ---------                          -----                       ----
/s/ RICHARD E. OMOHUNDRO, JR.       Director and President
--------------------------------    (Principal Executive Officer) March 29, 1996
    RICHARD E. OMOHUNDRO, JR.



                                    Director, Vice President
/s/ JOHN A. FRABOTTA                Treasurer (Principal
--------------------------------    Financial and Accounting
    JOHN A. FRABOTTA                Officer)                      March 29, 1996


/s/ JOHN S. ALBANESE                 Director                     March 29, 1996
--------------------------------
    JOHN S. ALBANESE


/s/ C. WILLIAM CAREY                 Director                     March 29, 1996
--------------------------------
    C. WILLIAM CAREY


/s/ JOSEPH G. COTE                   Director                     March 29, 1996
--------------------------------
    JOSEPH G. COTE


/s/ HARLAN D. PLATT                  Director                     March 29, 1996
------------------------------------
    HARLAN D. PLATT


/s/ CHRISTOPHER E. ROSHIER           Director                     March 29, 1996
------------------------------------
    CHRISTOPHER E. ROSHIER

                                 EXHIBIT INDEX

Exhibit No.     Description of Exhibit                                   Page
-----------     ----------------------                                   ----
(A)             Articles of Amendment and Restatement

(B)             Amended and Restated By-Laws of the Registrant

(D)(4)          Amended and Restated Note Purchase Agreement

(E)             Dividend Reinvestment Plan

(G)             Advisory Agreement

(J)             Custodian Agreement

(K)(1)          Registrar, Transfer Agency and Service Agreement

(K)(2)          Auction Agent Agreement

(K)(3)          Amendment No. 1 dated October 29, 1993 of the
                Broker-Dealer Agreement

(K)(4)          Letter Agreement

(K)(5)(A)       Insurance Agreement

(K)(5)(B)       Amendment No. 1 to the Insurance Agreement

(K)(6)          Custody Agreement